    As filed with the Securities and Exchange Commission on May 1, 2001.
                                                             File Nos. 333-84771
                                                                       811-07711
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

                 REGISTRATION STATEMENT UNDER THE
                 SECURITIES ACT OF 1933                  [_]

                 PRE-EFFECTIVE AMENDMENT NO.             [_]
                 POST-EFFECTIVE AMENDMENT NO. 3          [X]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                 AMENDMENT NO. 14                        [X]
                        (Check Appropriate Box or Boxes)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                           (Exact Name of Registrant)

                      JOHN HANCOCK LIFE INSURANCE COMPANY
                              (Name of Depositor)

               INSURANCE & SEPARATE ACCOUNTS DEPT.--LAW SECTOR
                      JOHN HANCOCK PLACE, BOSTON, MA 02117
        (Address Of Depositor's Principal Executive Offices) (Zip Code)
       Depositor's Telephone Number, Including Area Code: (617) 572-9196

                          ARNOLD R. BERGMAN, ESQUIRE
                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
               INSURANCE & SEPARATE ACCOUNTS DEPT.--LAW SECTOR
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02117
                    (Name and Address of Agent for Service)

It is proposed that this filing become effective (check appropriate box)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 2001 pursuant to paragraph (b) of Rule 485
[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment securities under the Securities Act of 1933.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                             CROSS REFERENCE SHEET
                            Pursuant to Rule 495(a)

Form N-4 Item                                   Prospectus Caption
-------------                                   ------------------
1. Cover Page.................................  Cover Page

2. Definitions................................  Index of Key Words

3. Synopsis...................................  Fee table

4. Condensed Financial Information............  Condensed financial information

5. General Description of Registrant,           Cover Page; Description of John
   Depositor and Portfolio Companies..........  Hancock; Distribution of the
                                                contracts

6. Deductions and Expenses....................  What fees and charges will be deducted from my contract?

7. General Description of Variable
   Annuity Contracts..........................  What is the contract?

8. Annuity Period.............................  The annuity period

9. Death Benefit..............................  What happens if the annuitant dies before my contract's date of
                                                maturity? Payment of death benefits;
                                                Distribution requirements following
                                                death of owner

10. Purchases and Contract Value..............  Distribution of the contracts; How will the value of my investment in
                                                the contract change over time?

11. Redemptions...............................  What fees and charges will be deducted from my contract? How can I
                                                withdraw money from my contract? Can
                                                I change my contract's investment
                                                options? Can I return my contract?

12. Taxes.....................................  Taxes information

13. Legal Proceedings.........................  Not Applicable

14. Table of Contents of Statement of
    Additional Information....................  Registration statement

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                             CROSS REFERENCE SHEET
                            Pursuant to Rule 495(a)


Form N-4 Item                                       Statement of Additional Information Caption
-------------                                       -------------------------------------------

15. Cover Page....................................  Cover Page

16. Table of Contents.............................  Table of Contents

17. General Information and History...............  Not Applicable

18. Services......................................  Not Applicable

19. Purchase of Securities Being Offered..........  Not Applicable

20. Underwriters..................................  Not Applicable

21. Calculation of Performance Data...............  Calculation of Performance Data

22. Annuity Payments..............................  Calculation of Annuity Payments

23. Financial Statements..........................  Separate Account Financial Statements

                           Prospectus dated May 1, 2001

   -------------------------------------------------------------------------
                        REVOLUTION ACCESS VARIABLE ANNUITY
   -------------------------------------------------------------------------

            a deferred combination fixed and variable annuity contract issued by
               John Hancock Life Insurance Company ("John Hancock")

     The contract enables you to earn fixed rates of interest that we guarantee for stated periods of time ("guarantee periods") and investment-based returns in the following variable investment options:

---------------------------------------------------------------------------------------------------------------------------
Variable Investment Option                               Managed By
--------------------------                               ----------
Equity Index............................................ SSgA Funds Management, Inc.
Growth & Income......................................... Independence Investment LLC and Putnam Investment Management LLC
Large Cap Value......................................... T. Rowe Price Associates, Inc.
Large Cap Value CORE(SM)................................ Goldman Sachs Asset Management
Large Cap Growth........................................ Independence Investment LLC
Large Cap Aggressive Growth............................. Alliance Capital Management L.P.
Large/Mid Cap Value..................................... Wellington Management Company, LLP
Fundamental Growth...................................... Putnam Investment Management LLC
Mid Cap Growth.......................................... Janus Capital Corporation
Small/Mid Cap CORE(SM).................................. Goldman Sachs Asset Management
Small/Mid Cap Growth.................................... Wellington Management Company, LLP
Small Cap Equity........................................ Capital Guardian Trust Company
Small Cap Value......................................... T. Rowe Price Associates, Inc.
Small Cap Growth........................................ John Hancock Advisers, Inc.
V.A. Relative Value..................................... John Hancock Advisers, Inc.
AIM V.I. Value.......................................... A I M Advisors, Inc.
AIM V.I. Growth......................................... A I M Advisors, Inc.
Fidelity VIP Growth..................................... Fidelity Management & Research Company
Fidelity VIP Contrafund(R).............................. Fidelity Management & Research Company
MFS Investors Growth Stock.............................. MFS Investment Management(R)
MFS Research............................................ MFS Investment Management(R)
MFS New Discovery....................................... MFS Investment Management(R)
International Opportunities............................. T. Rowe Price International, Inc.
International Equity.................................... Goldman Sachs Asset Management
Fidelity VIP Overseas................................... Fidelity Management & Research Company
Emerging Markets Equity................................. Morgan Stanley Dean Witter Investment Management, Inc.
Janus Aspen Worldwide Growth............................ Janus Capital Corporation
Real Estate Equity...................................... Independence Investment LLC and Morgan Stanley Dean Witter Investment
                                                           Management, Inc.
Health Sciences......................................... Putnam Investment Management LLC
V.A. Financial Industries............................... John Hancock Advisers, Inc.
V.A. Technology......................................... John Hancock Advisers, Inc.
Managed................................................. Independence Investment LLC and Capital Guardian Trust Company
Global Balanced......................................... Capital Guardian Trust Company
Short-Term Bond......................................... Independence Investment LLC
Bond Index.............................................. Mellon Bond Associates, LLP
Active Bond............................................. John Hancock Advisers, Inc.
V.A. Strategic Income................................... John Hancock Advisers, Inc.
High Yield Bond......................................... Wellington Management Company, LLP
Global Bond............................................. Capital Guardian Trust Company
Money Market............................................ Wellington Management Company, LLP
---------------------------------------------------------------------------------------------------------------------------

     The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

     When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Declaration Trust, the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the Janus Aspen Series (Service Shares Class), and the MFS Variable Insurance Trust (Initial Class) (together, the " Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as funds. In the prospectuses for the Series Funds, the investment options may also be referred to as "funds," "portfolios" or "series."

     Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Series Fund. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

     For amounts you don't wish to invest in a variable investment option, you can choose among several guarantee periods, each of which has its own guaranteed interest rate and expiration date. If you remove money from a guarantee period prior to its expiration, however, we may increase or decrease your contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that guarantee period. This is known as a "market value adjustment."



                      John Hancock Annuity Servicing Office
                      -------------------------------------

                   Mail Delivery                      Phone:
                   -------------                      ------

                                                  1-800-824-0335

                  529 Main Street
               Charlestown, MA 02129                   Fax:
                                                       ----

                                                  1-617-886-3070

     Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than John Hancock. They involve investment risks including the possible loss of principal.

********************************************************************************

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

       .  The first section contains an "Index of Key Words."

       . Behind the index is the "Fee Table." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

       . The next section is called "Basic Information." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     Behind the Basic Information is "Additional Information." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

     The Series Funds' prospectuses are attached at the end of this prospectus. You should save these prospectuses for future reference.

--------------------------------------------------------------------------------
                                IMPORTANT NOTICES

     This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

     We've also filed with the SEC a "Statement of Additional Information," dated May 1, 2001. This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page 36.

     The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

--------------------------------------------------------------------------------

                                INDEX OF KEY WORDS

     We define or explain each of the following key words used in this prospectus on the pages shown below:

     Key Word                                                           Page
     Accumulation units...............................................    26
     Annuitant........................................................    11
     Annuity payments.................................................    14
     Annuity period...................................................    14
     Contract year....................................................    12
     Date of issue....................................................    12
     Date of maturity.................................................    26
     Funds............................................................     2
     Guarantee periods................................................    13
     Investment options...............................................    15
     Market value adjustment..........................................    13
     Premium payments.................................................    11
     Surrender .......................................................    18
     Surrender value..................................................    18
     Total value of your contract.....................................    13
     Variable investment options...................................... cover
     Withdrawal.......................................................    18

                                    FEE TABLE

     The following fee table shows the various fees and expenses that you will pay, either directly or indirectly, if you purchase a contract. The table does not include charges for premium taxes (which may vary by state) or fees for any optional benefit riders that you select.

Annual Contract Fee (applies only to contracts of less than $50,000)         $30

Annual Contract Expenses (as a % of the average total value of the contract)

      .Asset-based Charge (for administration and mortality
       and expense risk)                                                   1.25%
       This charge doesn't apply to amounts held in the guarantee periods.


Annual Fund Expenses (based on % of average net assets)

     The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed below.

     The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2000, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                                                                              -------------
                                                                                               Total Fund       Total Fund
                                            Investment   Distribution and   Other Operating     Operating        Operating
                                            Management       Service         Expenses With    Expenses With   Expenses Absent
Fund Name                                       Fee        (12b-1) Fees      Reimbursement    Reimbursement    Reimbursement
---------                                   ----------   ----------------   ---------------   -------------   ---------------
John Hancock Variable Series
  Trust I  (Note 1):
Equity Index..........................        0.13%            N/A               0.06%            0.19%           0.19%
Growth & Income.......................        0.68%            N/A               0.08%            0.76%           0.76%
Large Cap Value.......................        0.75%            N/A               0.05%            0.80%           0.80%
Large Cap Value CORE (SM).............        0.75%            N/A               0.10%            0.85%           1.09%
Large Cap Growth......................        0.36%            N/A               0.10%            0.46%           0.46%
Large Cap Aggressive Growth...........        0.90%            N/A               0.10%            1.00%           1.05%
Large/Mid Cap Value...................        0.95%            N/A               0.10%            1.05%           1.36%
Fundamental Growth*...................        0.90%            N/A               0.10%            1.00%           1.04%
Mid Cap Growth........................        0.81%            N/A               0.04%            0.85%           0.85%
Small/Mid Cap CORE (SM)...............        0.80%            N/A               0.10%            0.90%           1.23%
Small/Mid Cap Growth..................        0.75%            N/A               0.10%            0.85%           0.85%
Small Cap Equity*.....................        0.90%            N/A               0.10%            1.00%           1.03%
Small Cap Value*......................        0.95%            N/A               0.10%            1.05%           1.29%
Small Cap Growth......................        0.75%            N/A               0.07%            0.82%           0.82%
International Opportunities...........        0.83%            N/A               0.10%            0.93%           1.09%
International Equity..................        1.00%            N/A               0.10%            1.10%           1.76%
Emerging Markets Equity...............        1.22%            N/A               0.10%            1.32%           2.49%
Real Estate Equity....................        1.01%            N/A               0.09%            1.10%           1.10%
Health Sciences.......................        1.00%            N/A               0.10%            1.10%           1.10%
Managed...............................        0.66%            N/A               0.09%            0.75%           0.75%
Global Balanced.......................        1.05%            N/A               0.10%            1.15%           1.44%
Short-Term Bond.......................        0.30%            N/A               0.06%            0.36%           0.36%
Bond Index............................        0.15%            N/A               0.10%            0.25%           0.27%
Active Bond...........................        0.62%            N/A               0.10%            0.72%           0.74%
                                                                                              -------------

                                                                                              -------------
                                                                                               Total Fund       Total Fund
                                            Investment   Distribution and   Other Operating     Operating        Operating
                                            Management       Service         Expenses With    Expenses With   Expenses Absent
Fund Name                                       Fee        (12b-1) Fees      Reimbursement    Reimbursement    Reimbursement
---------                                   ----------   ----------------   ---------------   -------------   ---------------
John Hancock Variable Series
  Trust I - continued (Note 1):
High Yield Bond.......................        0.65%            N/A               0.10%            0.75%           0.87%
Global Bond...........................        0.85%            N/A                010%            0.95%           1.05%
Money Market..........................        0.25%            N/A               0.04%            0.29%           0.29%

John Hancock Declaration Trust
  (Note 2):
V.A. Relative Value...................        0.60%            N/A               0.19%            0.79%           0.79%
V.A. Financial Industries.............        0.80%            N/A               0.10%            0.90%           0.90%
V.A. Technology.......................        0.80%            N/A               0.25%            1.05%           1.99%
V.A. Strategic Income.................        0.60%            N/A               0.16%            0.76%           0.76%

AIM Variable Insurance Funds:
AIM V.I. Value........................        0.61%            N/A               0.23%            0.84%           0.84%
AIM V.I. Growth.......................        0.61%            N/A               0.22%            0.83%           0.83%

Variable Insurance Products Fund
  - Service Class (Note 3):
Fidelity VIP Growth...................        0.57%           0.10%              0.09%            0.76%           0.76%
Fidelity VIP Overseas.................        0.72%           0.10%              0.17%            0.99%           0.99%

Variable Insurance Products Fund
  II - Service Class (Note 3):
Fidelity VIP Contrafund(R)............        0.57%           0.10%              0.09%            0.76%           0.76%

MFS Variable Insurance Trust -
  Initial Class Shares (Note 4):
MFS Investors Growth Stock**..........        0.75%           0.00%              0.16%            0.91%           0.92%
MFS Research..........................        0.75%           0.00%              0.10%            0.85%           0.85%
MFS New Discovery.....................        0.90%           0.00%              0.16%            1.06%           1.09%

Janus Aspen Series - Service Shares
  Class (Note 5):
Janus Aspen Worldwide Growth..........        0.65%           0.25%              0.05%            0.95%           0.95%
                                                                                              -------------

 Notes to Annual Fund Expenses
     (1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). Percentages shown for the Health Sciences Fund are estimates because the fund was not in operation in 2000. Percentages shown for the Growth & Income, Fundamental Growth, Small Cap Equity, Real Estate Equity, Managed, Global Balanced, Active Bond and Global Bond funds are calculated as if the current management fee schedules, which apply to these funds effective November 1, 2000, were in effect for all of 2000. Percentages shown for the Small Cap Value and Large Cap Value funds are calculated as if the current management fee schedules, which apply to these funds effective May 1, 2001, were in effect for all of 2000. "CORE(SM)" is a service mark of Goldman, Sachs & Co.

     * Fundamental Growth was formerly "Fundamental Mid Cap Growth," Small Cap Equity was formerly "Small Cap Value," and Small Cap Value was formerly "Small/Mid Cap Value."

     (2) Percentages shown for John Hancock Declaration Trust funds reflect the investment management fees currently payable and other fund expenses allocated in 2000. John Hancock Advisers, Inc. has agreed to limit temporarily other expenses of each fund to 0.25% of the fund's average daily assets, at least until April 30, 2002.

     (3) Actual annual class operating expenses were lower for each of the Fidelity VIP funds shown because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. See the accompanying prospectus of the fund for details.

     (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, total Fund Operating Expenses with Reimbursement would equal 0.90% for MFS Investors Growth Stock, 0.84% for MFS Research and 1.05% for MFS New Discovery. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed, subject to reimbursement, to bear expenses for the MFS Investors Growth Stock and New Discovery funds, such that the funds' "Other Expenses" (after taking into account the expense offset arrangement describe above) do not exceed 0.15% for Investors Growth Stock and 0.15% for New Discovery of the average daily net assets during the current fiscal year.

     ** MFS Investors Growth Stock was formerly "MFS Growth Series."

     (5) Percentages shown for the Janus Aspen fund are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for the Worldwide Growth fund. Expenses are shown without the effect of any expense offset arrangement.

Examples

     The examples on the following two pages illustrate the current expenses you would pay, directly or indirectly, on a $1,000 investment allocated to one of the variable investment options, assuming a 5% annual return on assets. These examples do not include any applicable premium taxes or any fees for optional benefit riders. The examples should not be considered representations of past or future expenses; actual charges may be greater or less than those shown above. The examples assume fund expenses at rates set forth above for 2000, after reimbursements. The annual contract fee has been included as an annual percentage of assets.

     If you "surrender" (turn in) your contract at the end of the applicable time period, you would pay:

--------------------------------------------------------------------------
                                    1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------
  Equity Index                       $16       $48      $ 83       $182
--------------------------------------------------------------------------
  Growth & Income                    $21       $66      $113       $243
--------------------------------------------------------------------------
  Large Cap Value                    $22       $67      $115       $247
--------------------------------------------------------------------------
  Large Cap Value CORE(SM)           $22       $69      $117       $252
--------------------------------------------------------------------------
  Large Cap Growth                   $18       $57      $ 97       $212
--------------------------------------------------------------------------
  Large Cap Aggressive Growth        $24       $73      $125       $268
--------------------------------------------------------------------------
  Large/Mid Cap Value                $24       $75      $128       $273
--------------------------------------------------------------------------
  Fundamental Growth                 $24       $73      $125       $268
--------------------------------------------------------------------------
  Mid Cap Growth                     $22       $69      $117       $252
--------------------------------------------------------------------------
  Small/Mid Cap CORE(SM)             $23       $70      $120       $257
--------------------------------------------------------------------------
  Small/Mid Cap Growth               $22       $69      $117       $252
--------------------------------------------------------------------------
  Small Cap Equity                   $24       $73      $125       $268
--------------------------------------------------------------------------
  Small Cap Value                    $24       $75      $128       $273
--------------------------------------------------------------------------
  Small Cap Growth                   $22       $68      $116       $249
--------------------------------------------------------------------------
  V.A. Relative Value                $22       $67      $114       $246
--------------------------------------------------------------------------
  AIM V.I. Value                     $22       $68      $117       $251
--------------------------------------------------------------------------
  AIM V.I. Growth                    $22       $68      $116       $250
--------------------------------------------------------------------------
  Fidelity VIP Growth                $21       $66      $113       $243
--------------------------------------------------------------------------
  Fidelity VIP Contrafund(R)         $21       $66      $113       $243
--------------------------------------------------------------------------
  MFS Investors Growth Stock         $23       $70      $120       $258
--------------------------------------------------------------------------
  MFS Research                       $22       $69      $117       $252
--------------------------------------------------------------------------
  MFS New Discovery                  $24       $75      $128       $274
--------------------------------------------------------------------------
  International Opportunities        $23       $71      $122       $261
--------------------------------------------------------------------------
  International Equity               $25       $76      $130       $278
--------------------------------------------------------------------------
  Fidelity VIP Overseas              $24       $73      $125       $267
--------------------------------------------------------------------------
  Emerging Markets Equity            $27       $83      $141       $299
--------------------------------------------------------------------------
  Janus Aspen Worldwide Growth       $23       $72      $123       $263
--------------------------------------------------------------------------
  Real Estate Equity                 $25       $76      $130       $278
--------------------------------------------------------------------------
  Health Sciences                    $25       $76      $130       $278
--------------------------------------------------------------------------
  V.A. Financial Industries          $23       $70      $120       $257
--------------------------------------------------------------------------
  V.A. Technology                    $24       $75      $128       $273
--------------------------------------------------------------------------
  Managed                            $21       $65      $112       $242
--------------------------------------------------------------------------
  Global Balanced                    $25       $78      $133       $283
--------------------------------------------------------------------------
  Short-Term Bond                    $17       $54      $ 92       $201
--------------------------------------------------------------------------
  Bond Index                         $16       $50      $ 87       $189
--------------------------------------------------------------------------
  Active Bond                        $21       $65      $111       $239
--------------------------------------------------------------------------
  V.A. Strategic Income              $21       $66      $113       $243
--------------------------------------------------------------------------
  High Yield Bond                    $21       $65      $112       $242
--------------------------------------------------------------------------
  Global Bond                        $23       $72      $123       $263
--------------------------------------------------------------------------
  Money Market                       $17       $51      $ 89       $193
--------------------------------------------------------------------------

     If you begin receiving payments under one of our annuity payment options at the end of the applicable time period, or if you do not surrender your contact, you would pay:

--------------------------------------------------------------------------
                                   1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------
  Equity Index                      $16       $48      $ 83       $182
--------------------------------------------------------------------------
  Growth & Income                   $21       $66      $113       $243
--------------------------------------------------------------------------
  Large Cap Value                   $22       $67      $115       $247
--------------------------------------------------------------------------
  Large Cap Value CORE(SM)          $22       $69      $117       $252
--------------------------------------------------------------------------
  Large Cap Growth                  $18       $57      $ 97       $212
--------------------------------------------------------------------------
  Large Cap Aggressive Growth       $24       $73      $125       $268
--------------------------------------------------------------------------
  Large/Mid Cap Value               $24       $75      $128       $273
--------------------------------------------------------------------------
  Fundamental Growth                $24       $73      $125       $268
--------------------------------------------------------------------------
  Mid Cap Growth                    $22       $69      $117       $252
--------------------------------------------------------------------------
  Small/Mid Cap CORE(SM)            $23       $70      $120       $257
--------------------------------------------------------------------------
  Small/Mid Cap Growth              $22       $69      $117       $252
--------------------------------------------------------------------------
  Small Cap Equity                  $24       $73      $125       $268
--------------------------------------------------------------------------
  Small Cap Value                   $24       $75      $128       $273
--------------------------------------------------------------------------
  Small Cap Growth                  $22       $68      $116       $249
--------------------------------------------------------------------------
  V.A. Relative Value               $22       $67      $114       $246
--------------------------------------------------------------------------
  AIM V.I. Value                    $22       $68      $117       $251
--------------------------------------------------------------------------
  AIM V.I. Growth                   $22       $68      $116       $250
--------------------------------------------------------------------------
  Fidelity VIP Growth               $21       $66      $113       $243
--------------------------------------------------------------------------
  Fidelity VIP Contrafund(R)        $21       $66      $113       $243
--------------------------------------------------------------------------
  MFS Investors Growth Stock        $23       $70      $120       $258
--------------------------------------------------------------------------
  MFS Research                      $22       $69      $117       $252
--------------------------------------------------------------------------
  MFS New Discovery                 $24       $75      $128       $274
--------------------------------------------------------------------------
  International Opportunities       $23       $71      $122       $261
--------------------------------------------------------------------------
  International Equity              $25       $76      $130       $278
--------------------------------------------------------------------------
  Fidelity VIP Overseas             $24       $73      $125       $267
--------------------------------------------------------------------------
  Emerging Markets Equity           $27       $83      $141       $299
--------------------------------------------------------------------------
  Janus Aspen Worldwide Growth      $23       $72      $123       $263
--------------------------------------------------------------------------
  Real Estate Equity                $25       $76      $130       $278
--------------------------------------------------------------------------
  Health Sciences                   $25       $76      $130       $278
--------------------------------------------------------------------------
  V.A. Financial Industries         $23       $70      $120       $257
--------------------------------------------------------------------------
  V.A. Technology                   $24       $75      $128       $273
--------------------------------------------------------------------------
  Managed                           $21       $65      $112       $242
--------------------------------------------------------------------------
  Global Balanced                   $25       $78      $133       $283
--------------------------------------------------------------------------
  Short-Term Bond                   $17       $54      $ 92       $201
--------------------------------------------------------------------------
  Bond Index                        $16       $50      $ 87       $189
--------------------------------------------------------------------------
  Active Bond                       $21       $65      $111       $239
--------------------------------------------------------------------------
  V.A. Strategic Income             $21       $66      $113       $243
--------------------------------------------------------------------------
  High Yield Bond                   $21       $65      $112       $242
--------------------------------------------------------------------------
  Global Bond                       $23       $72      $123       $263
--------------------------------------------------------------------------
  Money Market                      $17       $51      $ 89       $193
--------------------------------------------------------------------------

                                 BASIC INFORMATION

     This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

  Question                                                                                   Starting on page
  --------                                                                                   ----------------
What is the contract?.....................................................................           11

Who owns the contract?....................................................................           11

Is the owner also the annuitant?..........................................................           11

How can I invest money in a contract?.....................................................           11

How will the value of my investment in the contract change over time?.....................           13

What annuity benefits does the contract provide?..........................................           14

To what extent can John Hancock vary the terms and conditions of its contracts?...........           14

What are the tax consequences of owning a contract?.......................................           14

How can I change my contract's investment allocations?....................................           15

What fees and charges will be deducted from my contract?..................................           17

How can I withdraw money from my contract?................................................           18

What happens if the annuitant dies before my contract's date of maturity?.................           19

What other benefits can I purchase under a contract?......................................           20

Can I return my contract?.................................................................           22

What is the Contract?

     The contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the annuitant or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the "annuity payments" will begin on a future date, called the contract's "date of maturity." Under a "variable" annuity contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen. If your annuity is provided under a master group contract, the term "contract" as used in this prospectus refers to the certificate you will be issued and not to the master group contract.

Who owns the Contract?

     That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner. However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a contract has joint owners, both must join in any written notice or request.

Is the owner also the annuitant?

     Again, that's up to you. The annuitant is the person upon whose death the contract's death benefit becomes payable. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime. In many cases, the same person is both the annuitant and the owner of a contract. However, you are free to name another person as annuitant or joint annuitant. You could also name as joint annuitants two persons other than yourself.

How can I invest money in a contract?

Premium payments

     We call the investments you make in your contract premiums or premium payments. In general, you need at least a $25,000 initial premium payment to purchase a contract. If you purchase your contract through the automatic investment plan, different minimums may apply. If you choose to contribute more money into your contract, each subsequent premium payment must be at least $200 ($100 for the annuity direct deposit program). If your contract's total value ever falls to zero, we may terminate it. Therefore, you may need to pay more premiums to keep the contract in force.

Applying for a contract

     An authorized representative of the broker-dealer or financial institution through whom you purchase your contract will assist you in (1) completing an application or placing an order for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.

     Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

     In certain situations, we will issue a contract upon receiving the order of your broker-dealer or financial institution but delay the effectiveness of the contract until we receive your signed application. (What we mean by "delaying effectiveness" is that we will not allow allocations to the variable investment options until we receive your signed application.) In those situations, if we do not receive your signed application within our required time period, we will deem the contract void from the beginning and return your premium payment.

     We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

Limits on premium payments

     You can make premium payments of up to $1,000,000 in any one contract year. The total of all new premium payments and transfers that you allocate to any one variable investment option in any one contract year may not exceed $1,000,000. While the annuitant is alive and the contract is in force, you can make premium payments at any time before the date of maturity. However,

         -------------------------------------------------------------------
                                               you may not make any premium
                                               payments after the annuitant
          if your contract is used to fund            reaches age
         -------------------------------------------------------------------
          a "tax qualified plan"*                 70 1/2**
         -------------------------------------------------------------------
          a non-tax qualified plan                85
         -------------------------------------------------------------------

          * as that term is used in "Tax Information," beginning on page 29. ** except for a Roth IRA, which has no age limit.

     We will not issue a contract if the proposed annuitant is older than age
84. We may waive any of these limits, however.

Ways to make premium payments

     Premium payments made by check or money order should be:

  . drawn on a U.S. bank,

  . drawn in U.S. dollars, and

  . made payable to "John Hancock."

     We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements.

     Premium payments after the initial premium payment should be sent to the John Hancock Annuity Servicing Office at the address shown on page 2 of this prospectus. We will also accept premium payments by wire. We will accept your initial premium payment by exchange from another insurance company. You can find information about wire payments under "Premium payments by wire," below. You can find information about other methods of premium payment by contacting your broker-dealer or by contacting the John Hancock Annuity Servicing Office.

     Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them at the John Hancock Annuity Servicing Office.

Premium payments by wire

     If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

     If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

 . issue a contract;

 . accept premium payments; or

 . allow other transactions.

     After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the John Hancock Annuity Servicing Office. Banks may charge a fee for wire services.

How will the value of my investment in the contract change over time?

     Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares.

     Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. These expenses are shown in the fee table beginning on page 5. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We describe these charges under "What fees and charges will be deducted from my contract?" beginning on page 17.

     The amount you've invested in a guarantee period will earn interest at the rate we have set for that period. The interest rate depends upon the length of the guarantee period you select. We currently make available various guarantee periods with durations of up to ten years. As long as you keep your money in a guarantee period until its expiration date, we bear all the investment risk on that money.

     However, if you prematurely transfer, "surrender" or otherwise withdraw money from a guarantee period we will increase or reduce the remaining value in your contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that guarantee period. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of market value adjustment ("MVA")" beginning on page 30.

     At any time before the date of maturity, the total value of your contract equals

 . the total amount you invested,

 . minus all charges we deduct,

 . minus all withdrawals you have made,

 . plus or minus any positive or negative MVAs that we have made at the time of any premature withdrawals or transfers you have made from a guarantee period,

 . plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value while it is in that option, and

 . plus the interest we credit to any of your contract's value while it is in a guarantee period.

What annuity benefits does the contract provide?

     If your contract is still in effect on its date of maturity, it enters what is called the annuity period. During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

     You should carefully review the discussion under "The annuity period," beginning on page 26, for information about all of these choices you can make.

To what extent can John Hancock vary the terms and conditions of its contracts?

State law insurance requirements

     Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

Variations in charges or rates

     We may vary the charges, guarantee periods, and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

What are the tax consequences of owning a contract?

     In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

 . partial withdrawal (including systematic withdrawals)

 . full withdrawal ("surrender")

 . payment of death benefit proceeds as a single sum upon the annuitant's death

 . periodic payments under one of our annuity payment options

     In addition, if you elect the accumulated value enhancement rider, the Internal Revenue Service might take the position that the annual charge for this rider is deemed a withdrawal from the contract which is subject to income tax and, if applicable, the special 10% penalty tax for withdrawals before the age of 59 1/2.

     How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

 . the type of the distribution,

 . when the distribution is made,

 . the nature of any tax qualified retirement plan for which the contract is being used, if any, and

 . the circumstances under which the payments are made.

     If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

     Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

     The favorable tax benefits available for annuity contracts issued in connection with tax-qualified plans are also generally available for other types of investments of tax-qualified plans, such as investments in mutual funds, equities and debt instruments. You should carefully consider whether the expenses under an annuity contract issued in connection with a tax-qualified plan, and the investment options, death benefits and lifetime annuity income options provided under such an annuity contract, are suitable for your needs and objectives.

How can I change my contract's investment allocations?

Allocation of premium payments

     When you apply for your contract, you specify the variable investment options or guarantee periods (together, your investment options) in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

     Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into a variable investment option or guarantee period that you are not then using or have not previously used counts as one "use" of an investment option. Renewing a guarantee period upon its expiration does not count as a new use, however, if the new guarantee period has the same number of years as the expiring one.

Transferring your assets

     Up to 12 times during each year of your contract, you may transfer, free of any charge,

 .   all or part of the assets held in one variable investment option to any other available variable investment option or guarantee period, or

 .   all or part of the assets held in one guarantee period to any other available guarantee period or variable investment option (these transfers may, however, incur a market value adjustment--either positive or negative.)

     Currently, we impose no charge for transfers of more than 12 per contract year. However, we reserve the right to impose a charge of up to $25 on any transfers in excess of the 12 free transfers or to prohibit any such transfers altogether. Transfers under our strategic rebalancing or dollar-cost averaging programs do not count toward the 12 you are allowed each year. However, you may not

 .   transfer more than $1,000,000 in a contract year into any one variable investment option or guarantee period, without our prior approval,

 .   make any transfer that would cause you to exceed the above-mentioned maximum of 18 investment options,

 .   make any transfers, during the annuity period, to or from a guarantee period, or

 .   make any transfer during the annuity period that would result in more than four investment options being used at once.

     We reserve the right to prohibit a transfer less than 30 days prior to the contract's date of maturity.

     The contract you are purchasing was not designed for professional market timing organizations or other persons that use programmed or frequent transfers. The use of such transfers may be disruptive to a Fund. We reserve the right to reject any premium payment or transfer request from any person, if in our judgment, a Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise be potentially adversely affected.

Procedure for transferring your assets

     You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the location shown on page 2.

     Your request should include

 .   your name,

 .   daytime telephone number,

 .   contract number,

 .   the names of the investment options to and from which assets are being transferred, and

 .   the amount of each transfer.

     The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office.

Telephone transfers

     Once you have completed a written authorization, you may request a transfer by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     The contract you are purchasing was not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

Dollar-cost averaging program

     You may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis.

     The following conditions apply to the dollar-cost averaging program:

 .   You may elect the program only if the total value of your contract equals
    $15,000 or more.

 .   The amount of each transfer must equal at least $250.

 .   You may change your dollar-cost averaging instructions at any time in writing or, if you have authorized telephone transfers, by telephone.

 .   You may discontinue the program at any time.

 .   The program automatically terminates when the variable investment option from which we are taking the transfers has been exhausted.

 .   Automatic transfers to or from guarantee periods are not permitted.

 .   We reserve the right to suspend or terminate the program at any time.

Strategic rebalancing

     This program automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The strategic rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Strategic rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance.

     This program can be elected by sending the appropriate form to our Annuity Servicing Office. You must specify the frequency for rebalancing (monthly, quarterly, semi-annually or annually), the preset percentage for each variable investment option, and a future beginning date.

     Once elected, strategic rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person.

     The guarantee periods do not participate in and are not affected by strategic rebalancing. We reserve the right to modify, terminate or suspend the strategic rebalancing program at any time.

What fees and charges will be deducted from my contract?

Asset-based charge

     We deduct a daily asset-based charge that compensates us primarily for our administrative expenses and for the mortality and expense risks that we assume under the contracts. On an annual basis, this charge equals 1.25% of the value of the assets you have allocated to the variable investment options. (This charge does not apply to assets you have in our guarantee periods.)

     In return for the mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less than expected.

Annual contract fee

     Prior to the date of maturity of your contract, we will deduct $30 each year from your contract if it has a total value on the contract anniversary of less than $50,000. We deduct this annual contract fee at the beginning of each contract year after the first contract year. We also deduct it if you surrender your contract, unless your total value is $50,000 or more at the time of surrender. We take the deduction proportionally from each variable investment option and each guarantee period you are then using. We reserve the right to increase the annual contract fee to up to $50.

Premium taxes

     We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

     In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Other charges

     We offer, subject to state availability, four optional benefit riders. We charge a separate monthly charge for each rider selected. At the beginning of each month, we charge an amount equal to 1/12/th/ of the following annual percentages:

-------------------------------------------------------------------------------------------
Enhanced death benefit                  0.15% of your contract's total value
-------------------------------------------------------------------------------------------
Accumulated value enhancement
                                        0.40% of your initial premium payment (we reserve
                                        the right to increase this percentage on a uniform
                                        basis for all riders issued in the same state)
-------------------------------------------------------------------------------------------
Guaranteed retirement income benefit    0.30% of your contract's total value
-------------------------------------------------------------------------------------------

     We deduct the charge proportionally from each of your investment options, based on your value in each.

How can I withdraw money from my contract?

Surrenders and partial withdrawals

     Prior to your contract's date of maturity, if the annuitant is living, you may:

 .    surrender your contract for a cash payment of its "surrender value," or

 .    make a partial withdrawal of the surrender value.

     The surrender value of a contract is the total value of a contract, after any market value adjustment, minus the annual contract fee, any applicable
                             -----
premium tax, and any applicable rider charges. We will determine the amount surrendered or withdrawn as of the date we receive your request at the John Hancock Annuity Servicing Office.

     Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page
29. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

     We will deduct any partial withdrawal proportionally from each of your
                                           --------------
investment options based on the value in each, unless you direct otherwise.

     Without our prior approval, you may not make a partial withdrawal

 .    for an amount less than $100, or

 .    if the remaining total value of your contract would be less than $1,000.

We reserve the right to terminate your contract if the value of your contract becomes zero.

     You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

Systematic withdrawal plan

     Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any market value adjustment that would apply to an otherwise comparable non-systematic withdrawal. See "How will the value of my investment in the contract change over time?" beginning on page 13. The same tax consequences also generally will apply.

     The following conditions apply to systematic withdrawal plans:

 .    You may elect the plan only if the total value of your contract equals
     $25,000 or more.

 .    The amount of each systematic withdrawal must equal at least $100.

 .    If the amount of each withdrawal drops below $100 or the total value of your contract becomes less that $5,000, we will suspend the plan and notify you.

 .    You may cancel the plan at any time.

 .    We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

What happens if the annuitant dies before my contract's date of maturity?

     If the annuitant dies before your contract's date of maturity, we will pay a death benefit to the contract's beneficiary. If you have named more than one annuitant, the death benefit will be payable upon the death of the surviving annuitant prior to the date of maturity.

     If your contract has joint owners, each owner will automatically be deemed to be the beneficiary of the other. This means that any death benefit payable upon the death of one owner who is the annuitant will be paid to the other owner. In that case, any other beneficiary you have named would receive the death benefit only if neither joint owner remains alive at the time the death benefit becomes payable. (For a description of what happens upon the death of an owner who is not the annuitant, see "Distribution requirements following death of owner," beginning on page 29.)

     We will pay a "standard" death benefit, unless you have chosen the "enhanced death benefit rider," as discussed below.

Standard death benefit

     The standard death benefit is the greater of:
                                       -------

 .    the total value of your contract, adjusted by any then-applicable market value adjustment, or

 .    the total amount of premium payments made, minus any partial withdrawals.

     We calculate the death benefit value as of the day we receive, in proper order at the John Hancock Annuity Servicing Office:

 .    proof of the annuitant's death, and

 .    any required instructions as to method of settlement.

     Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options," beginning on page 28.

Enhanced death benefit rider

     If you are under age 80 when you apply for your contract, you may elect to enhance the standard death benefit by purchasing an enhanced death benefit rider. Under this rider, if the annuitant dies before the contract's date of maturity, we will pay the beneficiary the greatest of:

 .    the amount of each premium you have paid, accumulated at 5% effective annual interest (less any partial withdrawals you have taken and not including any interest on such amounts after they are withdrawn);

 .    the highest total value of your contract (adjusted by any market value adjustment) as of any anniversary of your contract to date, plus any
                                                                 ----
     premium payments you have made since that anniversary, minus any
                                                            -----
     withdrawals you have taken since that anniversary; or

 .    the total value of your contract (adjusted by any market value adjustment)
     as of the date we receive due proof of the annuitant's death.

     For these purposes, however, we count only those contract anniversaries that occur (1) before we receive proof of death and (2) before the annuitant
               ------                                   ------
attains age 80 1/2.

     You may elect this rider only when you apply for the contract and only if
                              ----
this rider is available in your state. As long as the rider is in effect, you will pay a monthly charge for this benefit. For a description of this charge, refer to page 18 under "Other charges." For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

     This rider (and related charges) will terminate on the contract's date of maturity, upon your surrendering the contract, or upon your written request that we terminate it.

What other benefits can I purchase under a contract?

     In addition to the enhanced death benefit rider discussed above, we currently make available two other optional benefits if your state permits and if you are under age 75 when you apply for the contract. These optional benefits are provided under riders that contain many terms and conditions not set forth below. Therefore, you should refer directly to each rider for more complete information. We will provide you with a copy on request.

Accumulated value enhancement

     Under this rider, we will make a contribution to the total value of the contract on a monthly basis if the covered person (who must be the annuitant):

 .    is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment, AND

 .    is receiving certain qualified services described in the rider.

The amount of the contribution (called the "Monthly Benefit") is shown in the specifications page of the contract. However, the rider contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th contract year. The specifications page of the contract also contains a limit on how much the total value of the contract can be increased by this rider (the "benefit limit"). The rider must be in effect for 7 years before any increase will occur.

     You may elect this rider only when you apply for the contract. There is a monthly charge for this rider. The charge is described under "Other charges" on page 18.

     The rider will terminate if the contract terminates, if the covered person dies, if the benefit limit is reached, if the owner is the covered person and the ownership of the contract changes, or if, before annuity payments begin, the total value of the contract falls below an amount equal to 25% of your initial premium payment. You may cancel the rider by written notice at any time. The rider charge will terminate when the rider terminates.

     If you choose to continue the rider after the contract's date of maturity, charges for the rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

     If you purchase this rider:

 .    you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

 .    you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

     In certain marketing materials, this rider may be referred to as "CARESolutions Plus."

Guaranteed retirement income benefit

     Under this rider, we will guarantee the amount of annuity payments you receive, if the following conditions are satisfied:

 .    The date of maturity must be within the 30 day period following a contract anniversary.

 .    If the annuitant was age 45 or older on the date of issue, the contract must have been in effect for at least 10 contract years on the date of maturity and the date of maturity must be on or after the annuitant's 60th birthday and on or before the annuitant's 90th birthday.

 .    If the annuitant was less than age 45 on the date of issue, the contract must have been in effect for at least 15 contract years on the date of maturity and the date of maturity must be on or before the annuitant's 90th birthday.

     You cannot elect this rider at any time after your contract is issued. If you elect this rider you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this rider, you will continue to have the option of exercising any other right or option that you would have under the contract (including withdrawal and annuity payment options) if the rider had not been added to it.

     If you do decide to add this rider to your contract, and if you do ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of fixed payments under our "Option A: life annuity with payments for guaranteed period" described below under "Annuity options." The guaranteed period will automatically be a number of years that the rider specifies, based on the annuitant's age at the annuity date and whether your contract is purchased in connection with a tax-qualified plan. (These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment, if you choose the guaranteed income benefit under this rider.

     If you exercise your rights under this rider, we guarantee that the amount we apply to this annuity payment option will be the same amount as if your premium payments had earned a return prescribed by the rider, rather than the return they earned in the subaccounts you actually chose. Under this rider, we would apply that guaranteed amount to the fixed annuity payment option specified in the rider in the same manner and on the same terms as if you had, in the absence of this rider, elected to apply total contract value in the same amount to that same annuity payment option.

     There is a monthly charge for this rider, which is described at page 18 under "Other charges." The rider (and the related charges) automatically terminate if your contract is surrendered or the annuitant dies. After you've held your contract for 10 years, you can terminate the rider by written request.

Can I return my contract?

     In most cases, you have the right to cancel your contract within 10 days (or longer in some states) after you receive it. To cancel your contract, simply deliver or mail it to:

     .   John Hancock at the address shown on page 2, or

     .   the John Hancock representative who delivered the contract to you.

     In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your contract was issued as an "IRA," you will receive a refund of any premiums you've paid. The date of cancellation will be the date we receive the contract.

                              ADDITIONAL INFORMATION

     This section of the prospectus provides additional information that is not contained in the Basic Information section on pages 11 through 22.

     Contents of this section                                                 Starting on page
     Description of John Hancock...........................................          24

     Who should purchase a contract?.......................................          24

     How we support the variable investment options........................          24

     How we support the guarantee periods..................................          24

     How the guarantee periods work........................................          25

     The accumulation period...............................................          26

     The annuity period....................................................          26

     Variable investment option valuation procedures.......................          28

     Distribution requirements following death of owner....................          29

     Miscellaneous provisions..............................................          29

     Tax information.......................................................          29

     Performance information...............................................          34

     Reports...............................................................          34

     Voting privileges.....................................................          34

     Certain changes.......................................................          34

     Distribution of contracts.............................................          35

     Experts...............................................................          35

     Registration statement................................................          36

     Condensed Financial Information.......................................          37

     Appendix A - Details About Our Guarantee Periods......................          41

Description of John Hancock

     We are John Hancock, a stock life insurance company that was organized in 1862 under the laws of the Commonwealth of Massachusetts. On February 1, 2000, we converted to a stock company by "demutualizing" and changed our name from "John Hancock Mutual Life Insurance Company". As part of the demutualization process, we became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. Our home office is located at 200 Clarendon Street, Boston, Massachusetts 02117. We have authority to transact business in all 50 states. As of December 31, 2000, our assets were approximately $88 billion.

Who should purchase a contract?

     We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We provide general federal income tax information for contracts not purchased in connection with a tax qualified retirement plan beginning on page 29. We also designed the contracts for purchase under:

 .    traditional individual retirement annuity plans ("Traditional IRAs")
     satisfying the requirements of Section 408 of the Code;

 .    non-deductible IRA plans ("Roth IRAs") satisfying the requirements of
     Section 408A of the Code;

 .    SIMPLE IRA plans adopted under Section 408(p) of the Code;

 .    Simplified Employee Pension plans ("SEPs") adopted under Section 408(k)
     of the Code;

 .    annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations; and

 .    pension or profit-sharing plans qualified under section 401(a) of the Code.

     In certain circumstances, we may also make the contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code.

     When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

     We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

     To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.

How we support the variable investment options

     We hold the fund shares that support our variable investment options in John Hancock Variable Annuity Account H (the "Account"), a separate account established by John Hancock under Massachusetts law. Each Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

     The Account's assets, including the Series Funds' shares, belong to John Hancock. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

     All of John Hancock's general assets also support John Hancock's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all John Hancock's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

How we support the guarantee periods

     All of John Hancock's general assets (discussed above) support its obligations under the guarantee periods (as well as all of its other obligations and liabilities). To hold the assets that support primarily the guarantee periods, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to the guarantee periods belong to us; any favorable investment performance on the assets allocated to the guarantee periods belongs to us. Instead, you earn interest at the guaranteed interest rate you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected guarantee period.

How The Guarantee Periods Work

     Amounts you allocate to the guarantee periods earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the guarantee period, we will automatically transfer its total value to the Money Market option under your contract, unless you elect to:

 .    withdraw all or a portion of any such amount from the contract,

 .    allocate all or a portion of such amount to a new guarantee period or periods of the same or different duration as the expiring guarantee period, or

 .    allocate all or a portion of such amount to one or more of the variable investment options.

     You must notify us of any such election, by mailing a request to us at the John Hancock Annuity Servicing Office at least 30 days prior to the end of the expiring guarantee period. We will notify you of the end of the guarantee period at least 30 days prior to its expiration. The first day of the new guarantee period or other reallocation will begin the day after the end of the expiring guarantee period.

     We currently make available guarantee periods with durations up to ten years. If you select a guarantee period that extends beyond your contract's date of maturity, your maturity date will automatically be changed to the annuitant's 95th birthday (or a later date, if we approve). We reserve the right to add or delete guarantee periods for new allocations to or from those that are available at any time.

Guaranteed interest rates

     Each guarantee period has its own guaranteed rate. We may, at our discretion, change the guaranteed rate for future guarantee periods. These changes will not affect the guaranteed rates being paid on guarantee periods that have already commenced. Each time you allocate or transfer money to a guarantee period, a new guarantee period, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any guarantee period offering a guaranteed rate below 3%.

--------------------------------------------------------------------------------
We make the final determination of guaranteed rates to be declared. We cannot predict or assure the level of any future guaranteed rates.
--------------------------------------------------------------------------------

     You may obtain information concerning the guaranteed rates applicable to the various guarantee periods, and the durations of the guarantee periods offered, at any time by calling the John Hancock Annuity Servicing Office at the telephone number shown on page 2.

Calculation of market value adjustment ("MVA")

     If you withdraw, surrender, transfer, or otherwise remove money from a guarantee period prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

 .    death benefits pursuant to your contract,

 .    amounts you apply to an annuity option, and

 .    amounts paid in a single sum in lieu of an annuity.

     The market value adjustment increases or decreases your remaining value in the guarantee period. If the value in that guarantee period is insufficient to pay any negative MVA, we will deduct any excess from the value in your other investment options pro-rata based on the value in each. If there is insufficient value in your other investment options, we will in no event pay out more than the surrender value of the contract.

     Here is how the MVA works:

--------------------------------------------------------------------------------
We compare

          . the guaranteed rate of the guarantee period from which the assets are being taken with

          . the guaranteed rate we are currently offering for guarantee periods of the same duration as remains on the guarantee period from which the assets are being taken.

If the first rate exceeds the second by more than 1/2 %, the market value adjustment produces an increase in your contract's value.

If the first rate does not exceed the second by at least 1/2 %, the market value adjustment produces a decrease in your contract's value.
--------------------------------------------------------------------------------

     For this purpose, we consider that the amount withdrawn from the guarantee period includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

     The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

Limitation on market value adjustments

     In no event will the market value adjustment (positive or negative) exceed the amount of any excess interest earned during the guarantee period up to the date of computation. Excess interest means the dollar amount of interest earned to date on the amount being withdrawn in excess of what would have been earned if the effective annual interest rate had been 3%.

--------------------------------------------------------------------------------
Because of exemptive and exclusionary provisions, interests in the guarantee periods have not been registered under the Securities Act of 1933, and our non-unitized separate account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any of its assets are subject to the provision of these acts. We have been advised that the SEC staff has not reviewed the disclosure in this prospectus relating to the guarantee periods. Disclosure regarding the guarantee periods may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.
--------------------------------------------------------------------------------

The accumulation period

Your value in our variable investment options

     Each premium payment or transfer that you allocate to a variable investment option purchases accumulation units of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

Valuation of accumulation units

     To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

     -----------------------------------------------------------
     dollar amount of transaction
                      divided by
     value of one accumulation unit for the applicable
     variable investment option at the time of such transaction
     -----------------------------------------------------------

     The value of each accumulation unit will change daily depending upon the investment performance of the fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

     Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

     -----------------------------------------------------------
     number of accumulation units in the variable investment options times
     value of one accumulation unit for the applicable
     variable investment option at that time
     ------------------------------------------------------------


Your value in the guarantee periods

     On any date, the total value of your contract in a guarantee period equals:

 .    the amount of premium payments or transferred amounts allocated to the guarantee period, minus

 .    the amount of any withdrawals or transfers paid out of the guarantee period, minus

 .    the amount of any negative market value adjustments resulting from such withdrawals or transfers, plus

 .    the amount of any positive market value adjustments resulting from such withdrawals and transfers, minus

 .    the amount of any charges and fees deducted from that guarantee period, plus

 .    interest compounded daily on any amounts in the guarantee period from time to time at the effective annual rate of interest we have declared for that guarantee period.

The annuity period

     Annuity payments are made to the annuitant, if still living. If more than one annuitant is living at the date of maturity, the payments are made to the younger of them.

Date of maturity

     Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract.

     Unless we otherwise permit, the date of maturity must be:

 .    at least 6 months after the date the first premium payment is applied to your contract, and

 .    no later than the maximum age specified in your contract (normally age 95).

     Subject always to these requirements, you may subsequently change the date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however. Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax qualified plan," beginning on page 31.)

Choosing fixed or variable annuity payments

     During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we do not offer the guarantee periods. Instead, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for each variable investment option.

     We will generally apply (1) amounts allocated to the guarantee periods as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values (considering all guarantee periods as a single option), pro-rata based on the amount of the total value of your contract that you have in each.

     We will make a market value adjustment to any remaining guarantee period amounts on the date of maturity, before we apply such amounts to an annuity payment option. We will also deduct any premium tax charge.

     Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an annuity option

     Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page 28).

     Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

     If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

     Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if:

 .    you have not made an election prior to the annuitant's death;

 .    the beneficiary is entitled to payment of a death benefit of at least
     $5,000 in a single sum; and

 .    the beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable monthly annuity payments

     We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

     The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option.

     Here's how it works:

 .    we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

 .    if that actual net investment return exceeds the "assumed investment rate"
     (explained below), the current monthly payment will be larger than the previous one.

 .    if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

     Assumed investment rate

     The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

     You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

Fixed monthly annuity payments

     The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity.

     We then divide the difference by $1,000 and multiply the result by the greater of:
-------

 .    the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

 .    the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

Annuity options

     Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

     Option A: life annuity with payments for a guaranteed period - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

     Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

     Option B: life annuity without further payment on death of payee - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

     Option C: joint and last survivor - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

     Option D: joint and 1/2 survivor; or joint and 2/3 survivor - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

     Option E: life income with cash refund - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

     Option F: income for a fixed period - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

     Option G: income of a specific amount - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the contract.

     With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only fixed annuity payments. Payments under Options F and G must continue for 10 years, unless your contract has been in force for 5 years or more.

     If the payee is more than 85 years old on the date of maturity, the following two options are not available without our consent:

 .    Option A:  "life annuity with 5 years guaranteed" and

 .    Option B:  "life annuity without further payment on the death of payee."

Variable investment option valuation procedures

     We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

Distribution requirements following death of owner

     If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the following box. (If your contract has joint owners, these provisions apply upon the death of the first to die.)

     In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

--------------------------------------------------------------------------------
If you die before annuity payments have begun:

 .    if the contract's designated beneficiary is your surviving spouse, your spouse may continue the contract in force as the owner.

 .    if the beneficiary is not your surviving spouse or if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be:

          (1)  paid out in full within five years of your death or

          (2) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

     If you are the last surviving annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable. If you are the owner but not the last surviving annuitant, the entire interest equals:

 .    the surrender value if paid out in full within five years of your death, or

 .    the total value of your contract applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

If you die on or after annuity payments have begun:

 .    any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.
--------------------------------------------------------------------------------

     The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

     Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

Miscellaneous provisions

Assignment; change of owner or beneficiary

     To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

     Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. You choose the beneficiary in the application for the contract. You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect when we receive them, whether or not you or the annuitant is then alive. However, these changes are subject to:

 .    the rights of any assignees of record and

 .    certain other conditions referenced in the contract.

     An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

Tax information

Our income taxes

     We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

     The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Contracts not purchased to fund a tax qualified plan

      Undistributed gains

     We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.

     However, a contract owned other than by a natural person does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

      Annuity payments

     When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to the payee, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

     The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

      Surrenders and withdrawals before date of maturity

     When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract or if no annuity payment option is selected for a death benefit payment.

     When you take a partial withdrawal from a contract, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered "gain" and the withdrawal will be taxable as ordinary income up to the amount of such "gain." Taxable withdrawals may also be subject to the special penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

     For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by John Hancock or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

      Penalty for premature withdrawals

     The taxable portion of any withdrawal or single sum payment may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

      Accumulated value enhancement rider

     If you have elected the accumulated value enhancement rider, the Internal Revenue Service might take the position that each charge associated with this rider is deemed a withdrawal from the contract which would be subject to income tax and, if you have not yet attained age 59 1/2, the special 10% penalty tax for withdrawals from contracts before the age of 59 1/2. You should consult a competent tax adviser before electing this rider.

      Puerto Rico annuity contracts not purchased to fund a tax qualified plan

     Under the Puerto Rico tax laws, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") before annuitization are treated as non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions are fully taxable. Distributions after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. Puerto Rico does not currently impose an early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from distributions of income.

Diversification requirements

     Each of the funds of the Series Funds intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

     The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

Contracts purchased for a tax qualified plan

     We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a tax-qualified plan. Trustees and administrators of tax qualified plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. In addition, certain distributions from tax qualified plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

      Tax-free rollovers

     You may make a tax-free rollover from:

 .    a traditional IRA to another traditional IRA,

 .    any tax-qualified plan to a traditional IRA,

 .    any tax-qualified plan to another tax-qualified plan of the same type (i.e.
     403(b) to 403(b), corporate plan to corporate plan, etc.), and

 .    from a regular IRA to a Roth IRA, subject to special restrictions discussed below.

     Your existing plan administrator does not have to withhold tax if you roll over your entire distribution and you request payment to be made directly to the successor plan. Otherwise, 20% mandatory withholding will apply and reduce the amount you can roll over to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before taking such a distribution.

      Traditional IRAs

     A traditional individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of:

 .    100% of compensation includable in your gross income, or

 .    $2,000 per year.

     You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to $2,000 for each of you and your spouse (or, if less, your combined compensation).

     You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return.

     The amount of your deduction is based on the following factors:

 .    whether you or your spouse is an active participant in an employer sponsored retirement plan,

 .    your federal income tax filing status, and

 .    your "Modified Adjusted Gross Income."

     Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

     If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or any annuity payment, may be excluded from your taxable income when you receive the proceeds. In general, all other amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply similar to those described above for such non-qualified contracts).

     The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

      Roth IRAs

     In general, you may make purchase payments of up to $2,000 each year for a type of non-deductible IRA contract, known as a Roth IRA. Any contributions made during the year for any other IRA you have will reduce the amount you otherwise could contribute to a Roth IRA. Also, the $2000 maximum for a Roth IRA phases out for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

     If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

 .    after you reach age 59 1/2,

 .    on your death or disability, or

 .    to qualified first-time homebuyers (not to exceed a lifetime limitation of
     $10,000) as specified in the Code.

     The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax.

     You can convert a traditional IRA to a Roth IRA, unless

 .    you have adjusted gross income over $100,000, or

 .    you are a married taxpayer filing a separate return.

The $2,000 Roth IRA contribution limit does not apply to converted amounts.

     You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

      SIMPLE IRA plans

     In general, a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax contributions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed certain contribution limits (currently $6,000 a year). Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.

      Simplified Employee Pension plans (SEPs)

     SEPs are employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum amount that may be contributed to an SEP is the lesser of 15% of compensation or the IRS compensation limit for the year ($170,000 for the year 2001).

      Section 403(b) plans

     Under these tax-sheltered annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into contracts owned by their employees that are not taxable currently to the employee.

     The amount of such non-taxable contributions each year

 .    is limited by a maximum (called the "exclusion allowance") that is computed in accordance with a formula prescribed under the Code;

 .    may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed $10,500 (subject to cost of living increases); and

 .    is subject to certain other limits (described in Section 415 of the Code).

     When we make payments from a 403(b) contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income.

     Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59 1/2, except:

 .    on the employee's separation from service, death, or disability,

 .    with respect to distributions of assets held under a 403(b) contract as of December 31, 1988, and

 .    transfers and exchanges to other products that qualify under Section
     403(b).

      Pension and profit sharing plans qualified under Section 401(a)

     In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."

     Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

     The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

     IRS required minimum distributions to the employee must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

      "Top-heavy" plans

     Certain plans may fall within the definition of "top-heavy plans" under
Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

      Government deferred compensation plans

     You can exclude a portion of your compensation from gross income if you participate in a deferred compensation plan maintained by:

 .    a state,

 .    a political subdivision of a state,

 .    an agency or intrumentality or a state or political subdivision of a state,
     or

 .    a tax-exempt organization.

     As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.

     In general, the maximum amount of compensation you can defer under such tax-favored plans equals the lesser of:

 .    $7,500 or

 .    33 1/3% of your "includible income" (as defined in the Code).

The deferred compensation plan must satisfy several conditions, including the following:

 .    the plan must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency), and

 .    all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

If we make a payment under your contract in the form of an annuity, or in a single sum such as on surrender or withdrawal, the payment is taxed as ordinary income.

      Withholding on rollover distributions

     The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

      Puerto Rico annuity contracts purchased to fund a tax-qualified plan

     The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualified plan" is inapplicable in Puerto Rico and should be disregarded.

See your own tax adviser

     The above description of Federal (and Puerto Rico) income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should consult a qualified tax adviser.

Performance information

     We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

     Total return at the Account level is the percentage change between:

 .    the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

 .    the value at the end of such period.

At the Account level, total return reflects adjustments for:

 .    the mortality and expense risk charges, and

 .    the annual contract fee.

Total return at the Account level does not, however, reflect any premium tax charges or any charges for optional benefit riders. Total return at the Account level will be lower than that at the Series Fund level where comparable charges are not deducted.

     We may advertise "current yield" and "effective yield" for investments in the Money Market investment option.

     Current yield refers to the income earned on your investment in the Money Market investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

     Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

     Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax charge or any charge for optional benefit riders.

Reports

     At least annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Series Funds.

Voting privileges

     At meetings of the Series Funds' shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

Certain changes

Changes to the Account

     We reserve the right, subject to applicable law, including any required shareholder approval,

 .    to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

 .    to add or delete variable investment options,

 .    to change the underlying investment vehicles,

 .    to operate the Account in any form permitted by law, and

 .    to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

     Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

Variations in charges or rates for eligible classes

     We may allow a reduction in or the elimination of any contract charges, or an increase in a credited interest rate for a guarantee period. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

     The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

 .    the size of the initial premium payment,

 .    the size of the group or class,

 .    the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

 .    the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

 .    the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

 .    the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

     We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or rates will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

Distribution of contracts

     John Hancock Funds, Inc. ("JHFI") and Signator Investors, Inc. ("Signator") act as principal distributors of the contracts sold through this prospectus. JHFI and Signator are each registered as a broker-dealer under the Securities Exchange Act of 1934, and each is a member of the National Association of Securities Dealers, Inc. JHFI's address is 101 Huntington Avenue, Boston, Massachusetts 02199. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117. Both JHFI and Signator are subsidiaries of John Hancock.

     You can purchase a contract through registered representatives of broker-dealers and certain financial institutions who have entered into selling agreements with John Hancock and JHFI, or with John Hancock and Signator. We pay broker-dealers compensation for promoting, marketing and selling our variable insurance and variable annuity products. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator will also pay its own registered representatives for sales of the contracts to their customers. We do not expect the compensation we pay to such broker-dealers (including Signator) and financial institutions to exceed 8.0% of premium payments (on a present value basis) for sales of the contracts described in this prospectus. For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions. We offer these contracts on a continuous basis, but neither John Hancock nor JHFI nor Signator is obligated to sell any particular amount of contracts. We also reimburse JHFI and Signator for direct and indirect expenses actually incurred in connection with the marketing of these contracts.

     From time to time, JHFI and Signator, at their expense, may provide significant additional compensation to financial services firms which sell or arrange for the sale of the contracts. Such compensation may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the contracts, and/or other financial services firms-sponsored events or activities.

Experts

     Ernst & Young LLP, independent auditors, have audited the financial statements of John Hancock Life Insurance Company and the Account that appear in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. Those financial statements are included in the registration statement in reliance upon Ernst & Young's reports given upon the firm's authority as experts in accounting and auditing.

Registration statement

     This prospectus omits certain information contained in the registration statement that we filed with the SEC. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

     Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:

                                                            page of SAI
Distribution.............................................             2

Calculation of Performance
 Data....................................................             2

Calculation of Annuity Payments..........................             8

Additional Information About
 Determining Unit Values.................................            10

Purchases And
 Redemptions of Fund Shares..............................            11

The Account..............................................            11

Delay of Certain Payments................................            11

Liability for Telephone Transfers........................            12

Voting Privileges........................................            13

Financial Statements.....................................            14

                        CONDENSED FINANCIAL INFORMATION

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H


     The following table provides selected data for Revolution accumulation shares for each investment option that was available during the period shown. Revolution commenced operations on August 10, 1999.

                                                                                                      Period from
                                                                                      Year Ended    August 10, 1999
                                                                                     December 31,    to December 31,
                                                                                         2000             1999
                                                                                     ------------   ----------------
Equity Index
 Accumulation share value:
  Beginning of period...........................................................     $    22.54          $  20.31
  End of period.................................................................     $    20.22          $  22.54
Number of Accumulation Shares outstanding at end of period......................      1,345,069            96,446
Growth & Income
Accumulation share value:
  Beginning of period (Note 2)..................................................     $    10.00                --
  End of period.................................................................     $     8.82                --
Number of Accumulation Shares outstanding at end of period......................         26,057                --
Large Cap Value CORE(SM)
 Accumulation share value:
  Beginning of period...........................................................     $    10.31          $  10.00
  End of period.................................................................     $    10.71          $  10.31
Number of Accumulation Shares outstanding at end of period......................        629,828            23,034
Large Cap Aggressive Growth
 Accumulation share value:
  Beginning of period...........................................................     $    11.97          $  10.00
  End of period.................................................................     $     9.60          $  11.97
Number of Accumulation Shares outstanding at end of period......................      1,086,306            76,962
Large/Mid Cap Value
Accumulation share value:
  Beginning of period...........................................................     $    10.43          $  10.00
  End of period.................................................................     $    11.68          $  10.43
Number of Accumulation Shares outstanding at end of period......................        425,196            18,040
Fundamental Growth
Accumulation share value:
  Beginning of period...........................................................     $    15.39          $  10.00
  End of period.................................................................     $    14.74          $  15.39
Number of Accumulation Shares outstanding at end of period......................      1,326,702            57,042
Mid Cap Growth
 Accumulation share value:
  Beginning of period (Note 1)..................................................     $    10.00                --
  End of period.................................................................     $     7.11                --
Number of Accumulation Shares outstanding at end of period......................      1,456,523                --
Small/Mid Cap CORE(SM)
 Accumulation share value:
  Beginning of period...........................................................     $    12.73          $  11.00
  End of period.................................................................     $    13.16          $  12.73
Number of Accumulation Shares outstanding at end of period......................        244,652             5,452
Small/Mid Cap Growth Accumulation share value:
  Beginning of period...........................................................     $    18.98          $  18.07
  End of period.................................................................     $    20.47          $  18.98
Number of Accumulation Shares outstanding at end of period......................        191,414             8,624
Small Cap Equity
 Accumulation share value:
  Beginning of period (Note 2)..................................................     $    10.00                --
  End of period.................................................................     $     8.31                --
Number of Accumulation Shares outstanding at end of period......................          3,064                --

                                                                                                      Period from
                                                                                      Year Ended    August 10, 1999
                                                                                     December 31,    to December 31,
                                                                                         2000             1999
                                                                                     ------------   ----------------
Small Cap Value
 Accumulation share value:
  Beginning of period...........................................................     $    10.46          $  10.00
  End of period.................................................................     $    13.87          $  10.46
 Number of Accumulation Shares outstanding at end of period.....................        652,162            13,758
Small Cap Growth
 Accumulation share value:
  Beginning of period...........................................................     $    21.19          $  14.27
  End of period.................................................................     $    16.44          $  21.19
 Number of Accumulation Shares outstanding at end of period.....................      1,185,945            66,426
V.A. Relative Value
 Accumulation share value:
  Beginning of period (Note 1)..................................................     $    10.00                --
  End of period.................................................................     $     9.21                --
 Number of Accumulation Shares outstanding at end of period.....................        243,616                --
AIM V.I. Value
 Accumulation share value:
  Beginning of period...........................................................     $    11.77          $  10.00
  End of period.................................................................     $     9.92          $  11.77
 Number of Accumulation Shares outstanding at end of period.....................      3,240,530           232,933
AIM V.I. Growth
 Accumulation share value:
  Beginning of period...........................................................     $    12.30          $  10.00
  End of period.................................................................     $     9.66          $  12.30
 Number of Accumulation Shares outstanding at end of period.....................      3,071,879           125,305
Fidelity VIP Growth
 Accumulation share value:
  Beginning of period...........................................................     $    12.04          $  10.00
  End of period.................................................................     $    10.57          $  12.04
 Number of Accumulation Shares outstanding at end of period.....................      3,596,153           277,617
Fidelity VIP Contrafund(R)
 Accumulation share value:
  Beginning of period...........................................................     $    11.61          $  10.00
  End of period.................................................................     $    10.69          $  11.61
 Number of Accumulation Shares outstanding at end of period.....................      2,399,696           258,149
MFS Investors Growth Stock
 Accumulation share value:
  Beginning of period...........................................................     $    12.36          $  10.00
  End of period.................................................................     $    11.45          $  12.36
 Number of Accumulation Shares outstanding at end of period.....................      1,176,147            67,322
MFS Research
 Accumulation share value:
  Beginning of period...........................................................     $    11.86          $  10.00
  End of period.................................................................     $    11.14          $  11.86
 Number of Accumulation Shares outstanding at end of period.....................        816,216            69,186
MFS New Discovery
 Accumulation share value:
  Beginning of period...........................................................     $    15.26          $  10.00
  End of period.................................................................     $    14.77          $  15.26
 Number of Accumulation Shares outstanding at end of period.....................        877,857            17,011
International Equity
 Accumulation share value:
  Beginning of period...........................................................     $    12.06          $  10.00
  End of period.................................................................     $    10.23          $  12.06
 Number of Accumulation Shares outstanding at end of period.....................        310,881            12,095

                                                                                                      Period from
                                                                                      Year Ended    August 10, 1999
                                                                                     December 31,    to December 31,
                                                                                         2000             1999
                                                                                     ------------   ----------------
Fidelity VIP Overseas
 Accumulation share value:
  Beginning of period...........................................................     $    12.48          $  10.00
  End of period.................................................................     $     9.97          $  12.48
 Number of Accumulation Shares outstanding at end of period.....................      1,171,210            54,981
Janus Aspen Worldwide Growth
 Accumulation share value:
  Beginning of period (Note 2)..................................................     $    10.00                --
  End of period.................................................................     $     9.04                --
 Number of Accumulation Shares outstanding at end of period.....................         25,541                --
Real Estate Equity
 Accumulation share value:
  Beginning of period (Note 2)..................................................     $    10.00                --
  End of period.................................................................     $    10.95                --
 Number of Accumulation Shares outstanding at end of period.....................          6,226                --
V.A. Financial Industries
 Accumulation share value:
  Beginning of period...........................................................     $    14.25          $  13.56
  End of period.................................................................     $    17.90          $  14.25
 Number of Accumulation Shares outstanding at end of period.....................        930,938            72,037
V.A. Technology
 Accumulation share value:
  Beginning of period (Note 1)..................................................     $    10.00                --
  End of period.................................................................     $     7.28                --
 Number of Accumulation Shares outstanding at end of period.....................      1,160,669                --
Managed
 Accumulation share value:
  Beginning of period (Note 2)..................................................     $    10.00                --
  End of period.................................................................     $     9.73                --
 Number of Accumulation Shares outstanding at end of period.....................        286,432                --
Global Balanced
 Accumulation share value:
  Beginning of period...........................................................     $    12.98          $  12.24
  End of period.................................................................     $    11.65          $  12.98
 Number of Accumulation Shares outstanding at end of period.....................        158,065             4,357
Short-Term Bond
 Accumulation share value:
  Beginning of period...........................................................     $    12.48          $  12.34
  End of period.................................................................     $    13.31          $  12.48
 Number of Accumulation Shares outstanding at end of period.....................        619,135            32,658
Bond Index
 Accumulation share value:
  Beginning of period...........................................................     $     9.63          $   9.65
  End of period.................................................................     $    10.63          $   9.63
 Number of Accumulation Shares outstanding at end of period.....................        728,698            65,027
V.A. Strategic Income
 Accumulation share value:
 Beginning of period............................................................     $    12.62          $  12.25
  End of period.................................................................     $    12.64          $  12.62
 Number of Accumulation Shares outstanding at end of period.....................        823,934            55,644
High Yield Bond
 Accumulation share value:
  Beginning of period...........................................................     $    10.27          $  10.05
  End of period.................................................................     $     9.04          $  10.27
 Number of Accumulation Shares outstanding at end of period.....................        522,500            26,664

                                                                                                      Period from
                                                                                      Year Ended    August 10, 1999
                                                                                     December 31,    to December 31,
                                                                                         2000             1999
                                                                                     ------------   ----------------
Global Bond
 Accumulation share value:
  Beginning of period (Note 2)..................................................     $    10.00                --
  End of period.................................................................     $    10.60                --
 Number of Accumulation Shares outstanding at end of period.....................             23                --

     (1) Values shown for 2000 begin on May 1, 2000.

     (2) Values shown for 2000 begin on November 1, 2000.

                 APPENDIX A - DETAILS ABOUT OUR GUARANTEE PERIODS

Investments that support our guarantee periods

     We back our obligations under the guarantee periods with John Hancock's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the guarantee periods). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

     We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

 .    corporate bonds,

 .    mortgages,

 .    mortgage-backed and asset-backed securities, and

 .    government and agency issues.

     We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

Guaranteed interest rates

     We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected guarantee period at the time we:

 .    receive your premium payment,

 .    effectuate your transfer, or

 .    renew your guarantee period.

     We have no specific formula for establishing the guaranteed rates for the guarantee periods. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the guarantee period. In determining guarantee rates, we may also consider, among other factors, the duration of the guarantee period, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

Computation of market value adjustment

     We determine the amount of the market value adjustment by multiplying the amount being taken from the guarantee period by a factor expressed by the following formula:

                                            60
                                            --
                                            12
                                  1 + g
                             (-------------)   - 1
                              1 + c + 0.005

     where:

       . g is the guaranteed rate in effect for the current guarantee period,

       . c is the current guaranteed rate in effect for new guarantee periods with duration equal to the number of years remaining in the current guarantee period (rounded to the nearest whole number of years). If we are not currently offering such a guarantee period, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available,

       . n is the number of complete months from the date of withdrawal to the end of the current guarantee period. (If less than one complete month remains, n equals one unless the withdrawal is made on the last day of the guarantee period, in which case no adjustment applies.)

Sample Calculation 1: Positive Adjustment

---------------------------------------------------------------------------------------------
Premium payment                                  $10,000
---------------------------------------------------------------------------------------------
Guarantee period                                 7 years
---------------------------------------------------------------------------------------------
Time of withdrawal or transfer                   beginning of 3rd year of guaranteed period
---------------------------------------------------------------------------------------------
Amount withdrawn or transferred                  $11,664
---------------------------------------------------------------------------------------------
Guaranteed rate (g)                              8%
---------------------------------------------------------------------------------------------
Guaranteed rate for new 5 year guarantee (c)     7%
---------------------------------------------------------------------------------------------
Remaining guarantee period (n)                   60 months
---------------------------------------------------------------------------------------------

Maximum positive adjustment: $10,000 x (1.08/2/ - 1.03/2/) = $1,055

(i.e., the maximum withdrawal adjusted for market value adjustment is $12,719, or $11,664 + $1,055)

Market value adjustment:

                                               60
                                               --
                                               12
                                  1 + 0.08
                   11,664 x [(----------------)   - 1] = 273.79
                              1 + 0.07 + 0.005


Amount withdrawn or transferred (adjusted for market value adjustment): $11,664 + $273.79 = $11,937.79

Sample Calculation 2: Negative Adjustment

---------------------------------------------------------------------------------------------
Premium payment                                  $10,000
---------------------------------------------------------------------------------------------
Guarantee period                                 7 years
---------------------------------------------------------------------------------------------
Time of withdrawal or transfer                   beginning of 3rd year of guaranteed period
---------------------------------------------------------------------------------------------
Amount withdrawn or transferred                  $11,664
---------------------------------------------------------------------------------------------
Guaranteed rate (g)                              8%
---------------------------------------------------------------------------------------------
Guaranteed rate for new 5 year guarantee (c)     9%
---------------------------------------------------------------------------------------------
Remaining guarantee period (n)                   60 months
---------------------------------------------------------------------------------------------

Maximum negative adjustment: $10,000 x (1.08/2/ - 1.03/2/) = $1,055

(i.e., the maximum withdrawal adjusted for market value adjustment is $10,609,or $11,664 -$1,055)

Market value adjustment:

                                               60
                                               --
                                               12
                                  1 + 0.08
                   11,664 x [(----------------)   - 1] = -777.31
                              1 + 0.09 + 0.005


Amount withdrawn or transferred (adjusted for market value adjustment): $11,664
- $777.31= $10,886.69

Sample Calculation 3: Positive Adjustment Limited by Amount of Excess Interest

---------------------------------------------------------------------------------------------
Premium payment                                  $10,000
---------------------------------------------------------------------------------------------
Existing guarantee period                        7 years
---------------------------------------------------------------------------------------------
Time of withdrawal or transfer                   beginning of 3rd year of guaranteed period
---------------------------------------------------------------------------------------------
Amount withdrawn or transferred                  $11,664
---------------------------------------------------------------------------------------------
Guaranteed rate (g)                              8%
---------------------------------------------------------------------------------------------
Guaranteed rate for new 5 year guarantee (c)     5%
---------------------------------------------------------------------------------------------
Remaining guarantee period(n)                    60 months
---------------------------------------------------------------------------------------------

Amount of excess interest: $10,000 x (1.08 /2/ - 1.03/2 /) = $1,055

(i.e. the maximum withdrawal adjusted for market value adjustment is $12,719, or $11,664 + $1,055)

Market value adjustment:

                                               60
                                               --
                                               12
                                  1 + 0.08
                   11,664 x [(----------------)   - 1] = 1,449.06
                              1 + 0.05 + 0.005

Since the market value adjustment exceeds the amount of excess interest of $1,055, the actual market value adjustment is $1,055.

Amount withdrawn or transferred (adjusted for market value adjustment): $11,664 + $1,055 = $12,719

Sample Calculation 4: Negative Adjustment Limited by Amount of Excess Interest

---------------------------------------------------------------------------------------------
Premium payment                                  $10,000
---------------------------------------------------------------------------------------------
Guarantee period                                 7 years
---------------------------------------------------------------------------------------------
Time of withdrawal or transfer                   beginning of 3rd year of guaranteed period
---------------------------------------------------------------------------------------------
Amount withdrawn or transferred                  $11,664
---------------------------------------------------------------------------------------------
Guaranteed rate (g)                              8%
---------------------------------------------------------------------------------------------
Guaranteed rate for new 5 year guarantee (c)     10%
---------------------------------------------------------------------------------------------
Remaining guarantee period(n)                    60 months
---------------------------------------------------------------------------------------------

Amount of excess interest: $10,000 x (1.08 /2/ - 1.03/2 /) = $1,055

(i.e., the minimum withdrawal adjusted for market value adjustment is $10,609, or $11,664 - $1,055)

Market value adjustment:

                                               60
                                               --
                                               12
                                  1 + 0.08
                   11,664 x [(----------------)   - 1] = 1,261.09
                              1 + 0.10 + 0.005

Since the market value adjustment exceeds the amount of excess interest of $1,055, the actual market value adjustment is -$1,055.

Amount withdrawn or transferred (adjusted for market value adjustment): $11,664
- $1,055 = $10,609

   _________________________________________________________________________

*All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

                      STATEMENT OF ADDITIONAL INFORMATION



                               REVOLUTION ACCESS


           DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS


                                   funded in


                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                              __________________


This statement of additional information ("SAI"), dated May 1, 2001 is not a prospectus. It is intended that this SAI be read in conjunction with the prospectus of John Hancock Variable Annuity Account H (the "Account") dated May 1, 2001, for the contracts being offered. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A copy of the prospectus may be obtained from the John Hancock Annuity Servicing Office, 529 Main Street, Charlestown, Massachusetts 02129, telephone number 1-800-824-0335.

                               TABLE OF CONTENTS

                               _________________



                                                                 Page of SAI
                                                                 -----------
Distribution..............................................           2
Calculation of Performance Data...........................           2
Calculation of Annuity Payments...........................           8
Additional Information About Determining Unit Values......           10
Purchases and Redemptions of Fund Shares..................           11
The Account...............................................           11
Delay of Certain Payments.................................           11
Liability for Telephone Transfers.........................           12
Voting Privileges.........................................           13
Financial Statements......................................           14

                                 DISTRIBUTION

      The distribution of the contracts through John Hancock Funds, Inc. ("JHFI") and Signator Investors, Inc. ("Signator") is continuous. Pursuant to a marketing and distribution agreement between John Hancock and JHFI, the amounts we paid JHFI under that agreement for such services during the past three fiscal years were as follows:

Year              Amount Paid to JHFI         Amount Paid to Signator*
----              -------------------         ------------------------
2000                  $5,895,812                    $29,888,062
1999                  $6,338,774                             --
1998                  $4,655,842                             --

*Signator became a distributor of the contracts in June, 2000.

                        CALCULATION OF PERFORMANCE DATA


     The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

Money Market Variable Investment Options

     We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but any charge for premium taxes and optional benefits are not.

     The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

          Effective yield = (Base period return + 1)/(365/7) - 1


     For the 7-day period ending December 31, 2000, the V.A. Money Market variable investment option's current yield was 4.74% and its effective yield was 4.85%. The Money Market variable investment option funded through the John Hancock Variable Series Trust I was not available prior to May 1, 2001.

 Other Variable Investment Options

"Standardized" Total Return

     Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

     We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                             P x ( 1 + T )/n/ = ERV


      where P = a hypothetical initial premium payment of $1,000 T = average annual total return n = number of years
                      ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)


     The following table shows average total returns for the variable investment options, other than the money market options, that were available on December 31, 2000. The table shows values for one, three and five year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. The table also shows values from the date a variable investment option was first available in the Account. Ten year periods are not shown because the Account did not commence operations until 1997. Returns of less than one year are not annualized. The inception date shown may be different from the date a variable investment option was first available in the Revolution contracts because the Account is used for other variable annuities offered by us.

     On the basis described above, the following table shows the average total return for each variable investment option available on December 31, 2000 for the periods ended December 31, 2000:


                                                For the           For the          For the          From
                                             1 Year Period     3 Year Period    5 Year Period     Inception        Date of
                                                 Ended             Ended            Ended       in Account to     Inception
       Variable Investment Option*             12/31/00          12/31/00         12/31/00        12/31/00        in Account
       ---------------------------             --------          --------         --------        --------       -----------
Equity Index............................      (10.42%)             10.72%            N/A           17.47%          08/29/96
Growth & Income.........................      (14.32%)              8.11%            N/A           14.51%          08/29/96
VA Core Equity..........................       (8.40%)              9.28%            N/A           15.57%          08/29/96
Large Cap Value CORE....................        3.67                 N/A             N/A            5.13%          08/30/99
Large Cap Value CORE II.................         N/A                 N/A             N/A            7.27%          06/29/00
Large Cap Aggressive Growth.............      (19.92%)               N/A             N/A           (3.11%)         08/30/99
Large Mid Cap Value.....................       11.87%                N/A             N/A           12.20%          08/30/99
Fundamental Growth......................       (4.38%)               N/A             N/A           33.49%          08/30/99
Mid Cap Blend...........................       16.69%                N/A             N/A           21.58%          08/30/99
Mid Cap Growth..........................      (36.78%)             23.30%            N/A           20.33%          08/29/96
Small/Mid Cap CORE......................        3.19%                N/A             N/A            3.54%          04/30/98
Small/Mid Cap Growth....................        7.75%               5.23%            N/A            7.42%          08/29/96
Small Cap Equity........................      (10.16%)             (7.38%)           N/A            1.42%          08/29/96
Small Cap Value.........................       32.39%                N/A             N/A           27.54%          08/31/99
Small Cap Growth........................      (22.55%)             13.76%            N/A           11.32%          08/29/96
VA Sovereign Investors..................       (1.70%)              5.13%            N/A           11.25%          08/29/96
VA Relative Value.......................       (6.09%)               N/A             N/A             N/A           01/02/98
AIM V.I. Value..........................      (15.85%)               N/A             N/A           (1.95%)         08/01/99
AIM VI Growth...........................      (21.61%)               N/A             N/A           (2.76%)         08/01/99
Fidelity VIP Growth.....................      (12.31%)               N/A             N/A            4.33%          08/01/99
Fidelity VIP Contrafund.................       (8.01%)               N/A             N/A            2.74%          08/01/99
MFS Investors Growth Stock..............       (7.47%)               N/A             N/A            9.04%          08/01/99
MFS Research............................       (6.17%)               N/A             N/A            6.64%          08/01/99
MFS New Discovery.......................       (3.35%)               N/A             N/A           27.86%          08/01/99
International Equity....................      (15.57%)               N/A             N/A            1.62%          08/30/99

                                              For the              For the           For the           From
                                           1 Year Period        3 Year Period     5 Year Period      Inception       Date of
                                               Ended                Ended             Ended        in Account to    Inception
   Variable Investment Option*               12/31/00              12/31/00         12/31/00          12/31/00      in Account
----------------------------------           --------              --------         --------          ---------     -----------
Fidelity VIP Overseas...................     (20.29%)                 N/A               N/A             1.17%          08/01/99
Templeton International Securities......      (3.73%)                 N/A               N/A             4.63%          08/01/99
Templeton Developing....................     (33.03%)                 N/A               N/A           (17.00%)         08/01/99
Janus Aspen Worldwide...................        N/A                   N/A               N/A           (10.09%)         11/01/00
Real Estate Equity......................      29.45%                 1.06%              N/A             8.46%          08/29/96
VA Financial Industries.................      25.44%                10.05%              N/A            17.08%          04/29/97
VA Technology...........................        N/A                   N/A               N/A           (27.25%)         04/28/00
Managed.................................      (1.36%)                8.07%              N/A            11.21%          08/29/96
Aggressive Balanced.....................      (2.89%)                 N/A               N/A             2.65%          08/30/99
Global Balanced.........................     (10.36%)                2.70%              N/A             3.50%          08/29/96
Short-Term Bond.........................       6.49%                 4.16%              N/A             4.56%          08/29/96
Bond Index..............................      10.28%                  N/A               N/A             4.62%          04/30/98
Active Bond II..........................        N/A                   N/A               N/A             6.26%          06/29/00
VA Bond.................................      10.39%                 5.38%              N/A             6.65%          08/29/96
VA Strategic Income.....................        N/A                  2.27%              N/A             5.46%          08/29/96
High Yield Bond.........................     (12.06%)                 N/A               N/A            (4.76%)         04/30/98
Global Bond.............................      10.47%                 4.74%              N/A             6.16%          08/29/96
Clifton Enhanced US Equity..............        N/A                   N/A               N/A            (7.91%)         06/01/00
Turner Core Growth......................        N/A                   N/A               N/A           (13.05%)         06/01/01
Frontier Capital Appreciation...........        N/A                   N/A               N/A            (6.32%)         06/01/00
Brandes International Equity............        N/A                   N/A               N/A             6.31%          06/01/00


     * Absent expense reimbursements to certain funds, total return figures for the related variable investment options would have been lower.


Yield

     We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                         Yield = 2 [(a - b + 1)/6/ - 1]
                                     -----
                                      cd

where: a = net investment income earned during the period by the fund whose shares are owned by the variable investment option b = expenses accrued for the period (net of any reimbursements) c = the average daily number of accumulation units outstanding during the period d = the offering price per accumulation unit on the last day of the period



     According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure.

The calculation is based on specified 30 day-periods identified in the advertisement. Charges for premium taxes or optional rider benefits are not reflected in the calculation.

"Non -Standardized" Performance

  We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and no redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge, annual contract fee, or charges for optional rider benefits described in the prospectus.

 The following table shows Account level "non-standardized" average total return for each variable investment option, except the money market variable investment options, that were available on 12/31/00. The table shows values for one, three, five and ten year periods, or fractional period thereof starting on the date a fund commenced operations. The table also shows values from the date of inception of a Fund. Returns of less than 1 year are not annualized. Each of the periods shown ended December 31, 2000.

 Although the Revolution Variable Annuity contracts did not exist during all the periods shown, we have adjusted the returns of the variable investment options by the contracts' asset-based charge.

  Past performance is not a guarantee of future results.

                                             For the         For the           For the          For the       From
                                         1 Year Period    3 Year Period     5 Year Period   10 Year Period  Inception      Date of
                                             Ended            Ended             Ended            Ended      of Fund to    Inception
   Variable Investment Option*             12/31/00          12/31/00         12/31/00          12/31/00     12/31/00     of Fund**
   ---------------------------             --------          --------         --------          ---------  -----------    ---------
 Equity Index............................   (9.94%)           11.49%            N/A                N/A         16.28%      05/01/96
 Growth & Income.........................  (13.60%)            9.26%          14.24%             14.37%        10.53%      04/01/96
VA Core Equity...........................   (7.90%)           10.15%            N/A                N/A         15.66%      08/03/96
Large Cap Value CORE.....................    4.46%              N/A             N/A                N/A          5.25%      08/29/96
Large Cap Value CORE II..................     N/A               N/A             N/A                N/A          4.19%      08/31/96
Large  Cap Aggressive Growth.............  (19.00%)             N/A             N/A                N/A         (3.01%)      08/30/96
Large Mid Cap Value......................   13.32%              N/A             N/A                N/A         12.35%      08/31/96
Fundamental Growth.......................   (1.80%)             N/A             N/A                N/A         33.75%      08/31/96
Mid Cap Blend............................   18.85%              N/A             N/A                N/A         21.78%      08/31/96
Mid Cap Growth...........................  (36.06%)           24.85%            N/A                N/A         18.50%      05/01/96
Small/Mid Cap CORE.......................    4.75%              N/A             N/A                N/A          3.64%      05/01/96
Small/Mid Cap Growth.....................    9.27%             6.34%           9.34%               N/A         11.46%      05/01/96
Small Cap Equity.........................   (8.89%)           (6.55%)           N/A                N/A          1.70%      05/01/96
Small Cap Value..........................   34.37%              N/A             N/A                N/A         27.77%      08/31/96
Small Cap Growth.........................  (20.60%)           15.51%            N/A                N/A         11.23%      05/01/96
VA Sovereign Investors...................   (0.64%)            5.85%            N/A                N/A         11.34%      08/29/96
VA Relative Value........................   (3.74%)             N/A             N/A                N/A         20.43%      01/06/96
AIM V.I. Value...........................  (20.94%)           12.43%          15.38%               N/A         14.70%      05/05/96
AIM VI Growth............................  (14.98%)           12.81%          14.55%               N/A         15.89%      05/05/96
Fidelity VIP Growth......................  (11.73%)           18.86%          17.91%             18.57%        14.89%      10/09/96
Fidelity VIP Contrafund..................   (6.79%)           13.96%          16.43%               N/A         19.68%      01/03/96
MFS Investors Growth
   Stock.................................   (5.86%)             N/A             N/A                N/A         16.42%      05/01/96
MFS Research.............................   (5.10%)           12.83%          15.25%               N/A         15.84%      05/26/95
MFS New Discovery........................   (3.21%)             N/A             N/A                N/A         21.43%      05/01/96

                                            For the         For the         For the          For the        From
                                         1 Year Period   3 Year Period   5 Year Period   10 Year Period   Inception      Date of
                                             Ended           Ended           Ended            Ended       of Fund to    Inception
   Variable Investment Option*              12/31/00       12/31/00        12/31/00          12/31/00      12/31/00     of Fund**
   ---------------------------              --------       --------        --------         --------       --------     ---------
International Equity...................     (14.71%)           N/A              N/A              N/A         1.73%      05/02/88
Fidelity VIP Overseas..................     (19.01%)          7.85%            9.02%            7.99%        7.05%      01/28/87
Templeton International Securities.....      (2.27%)          8.28%             N/A              N/A         7.61%      05/01/97
Templeton Developing...................     (31.57%)         (7.02%)            N/A              N/A       (16.18%)     05/01/97
Janus Aspen Worldwide..................      (2.34%)         26.21%           25.22%             N/A        26.57%      09/13/93
Real Estate Equity.....................      29.59%           1.15%            9.49%           11.98%        7.85%      05/16/88
VA Financial Industries................      26.89%          11.00%             N/A              N/A        17.18%      04/30/97
VA Technology..........................        N/A             N/A              N/A              N/A       (27.18%)     05/01/00
Managed................................      (1.22%)          8.16%           10.16%           10.75%        9.65%      03/29/86
Aggressive Balanced....................      (2.40%)           N/A              N/A              N/A         2.76%      08/31/99
Global Balanced........................      (9.70%)          2.77%             N/A              N/A         3.33%      05/01/96
Short-Term Bond........................       6.60%           4.28%            4.05%             N/A         4.43%      05/01/94
Bond Index.............................      10.23%            N/A              N/A              N/A         4.67%      05/01/98
VA Bond................................      10.33%           5.48%             N/A              N/A         6.74%      08/29/96
VA Strategic Income....................       0.16%           2.37%             N/A              N/A         5.55%      08/29/96
High Yield Bond........................     (11.93%)           N/A              N/A              N/A        (4.69%)     05/01/98
Global Bond............................      10.50%           4.83%             N/A              N/A         6.01%      05/01/96
VA Money Market........................       4.76%           3.86%             N/A              N/A         3.79%      08/29/96
Clifton Enhanced US Equity.............     (11.05%)         10.66%             N/A              N/A        12.98%      01/04/96
Turner Core Growth.....................     (11.66%)         18.46%             N/A              N/A        19.56%      01/04/96
Frontier Capital.......................       8.38%          16.08%             N/A              N/A        17.98%      01/04/96
Brandes International Equity...........       5.49%          20.15%             N/A              N/A        11.45%      01/04/96

       * Absent expense reimbursements to certain funds, total return figures for the related variable investment options would have been lower.
       **   or since inception of a processor to the applicable fund.

Other Performance Information

     You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

     We also use Ibottson and Associates, CDA Weisenberger, and F.C. Towers for comparison purposes, as well as the Russell and Wilshire indexes. We may also use performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's and Barron's. Such performance figures are calculated in accordance with standardized methods established by each reporting service.

                        CALCULATION OF ANNUITY PAYMENTS


Calculation of annuity units

     We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

     The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

     To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

  For each variable investment option, we then divide:


                   ----------------------------------------
                        the resulting value (minus any
                              premium tax charge)

                                      by

                                    $1,000
                   ----------------------------------------


 and multiply the result by

                   ----------------------------------------
                       the applicable annuity purchase
                      rate set forth in the contract and
                                  reflecting


                     (1) the age and, possibly, sex of the
                                   payee and


                        (2) the assumed investment rate
                               (discussed below)
                   ----------------------------------------


This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

 We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:


                    --------------------------------------
                      the amount of the initial monthly
                      variable annuity payment from that
                            variable annuity option


                                      by


                        the annuity unit value of that
                     variable investment option as of 10
                     calendar days prior to the date the
                            initial payment is due
                    --------------------------------------


     For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.

                           40000.000 x 12.000000 x 5.47
                           ----------------------------
                                        1.000

     If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

Annuity unit values

     The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

     We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

(1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

(2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2 % per year, the adjustment factor for a valuation period of one day would be 0.999905754.
      We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2 % per year and will decrease only if is less than 3 1/2 % per year.

     The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

 Mortality tables

     The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

             ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES


     The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

Net investment rate

     For any period, the net investment rate for a variable investment option equals

(1) the percentage total investment return of the corresponding Fund for that period (assuming reinvestment of all dividends and other distributions from the Fund), less

(2) for each calendar day in the period, a deduction of 0.003425% or 0.003151% (depending on the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

(3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

Adjustment of units and values

     We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

     Hypothetical examples illustrating the calculation of accumulation unit values and annuity unit values

(1) If the daily deduction is 0.003425% (applicable to the Revolution Access, Revolution Extra and Revolution Value Variable Annuities):

     Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 -$137.00) divided by $4,000,000 or 0.0009658.

     Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009658) or $11.260865. The value of an annuity unit at the end of the period would be $1.0850000 x (1. + .0009658) x .999905754 or $1.085946. The final figure, .999905754, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

(2) If the daily deduction is 0.003151% (applicable to the Revolution Variable Annuity):


     Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $126.04 assuming a one day period. The $126.04 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003151. By substituting in the first formula above, the net investment rate is equal to $3873.96 ($2000 + $3000 - $1000 -$126.04) divided by $4,000,000 or 0.0009685.

     Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009685) or $11.260896. The value of an annuity unit at the end of the period would be $1.0850000 x (1. + .0009685) x .999905754 or $1.085948. The final figure, .999905754, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                    PURCHASES AND REDEMPTIONS OF FUND SHARES


     John Hancock purchases and redeems fund shares for the Account at their net asset value without any sales or redemption charges. Each available fund issues its own separate series of fund shares. Each such series represents an interest in one of the funds of the Trusts, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, the account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each fund determined on that same date.

                                  THE ACCOUNT


     In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by John Hancock to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.

                           DELAY OF CERTAIN PAYMENTS


     Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

(1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

(2)  when trading on that Exchange is restricted;

(3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

(4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

     We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

     We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                       LIABILITY FOR TELEPHONE TRANSFERS

     If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

 .    requiring personal identification,

 .    tape recording calls, and

 .    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                               VOTING PRIVILEGES

  Here's the formula we use to determine the number of fund shares as to which you may give instructions:

                     ------------------------------------
                           the total value of your
                        accumulation units value in a
                          variable investment option


                                  divided by


                       the net asset value of 1 share of
                            the corresponding fund
                     ------------------------------------


     At a shareholders' meeting, you may give instructions regarding:

     (1) the election of a Board of Trustees,

     (2) the ratification of the selection of independent auditors,

     (3) the approval of a Series Fund's investment management agreements,

     (4) and other matters requiring a vote under the 1940 Act.

     The annuitant or other payee will also be entitled to give voting instructions with respect to the fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that fund by the net asset value of one share of that fund.

     We will furnish you information and forms so that you may give voting instructions.

     We may own fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that fund's shares (including owners who participate in separate accounts other than the Account).

     We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Life Insurance Company

     We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2000. Our audits also included the financial statement schedules included on pages 124 through 128. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2000 and 1999, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States. Also in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                                           /S/ ERNST & YOUNG LLP
Boston, Massachusetts
March 16, 2001

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                                                    December 31,
                                                                                ---------------------
                                                                                   2000       1999
                                                                                ---------   ---------
                                                                                   (in millions)
Assets
Investments--Notes 3 and 4
Fixed maturities:
  Held-to-maturity--at amortized cost
   (fair value: 2000--$11,651.2; 1999--$13,438.7).............................  $11,888.6   $13,790.2
  Available-for-sale--at fair value (cost: 2000--$15,790.3; 1999--$17,150.9)..   16,023.5    16,959.2
Equity securities:
  Available-for-sale--at fair value (cost: 2000--$830.6; 1999--$1,086.2)......    1,094.9     1,230.2
  Trading securities--at fair value (cost: 2000--$193.4; 1999--$53.8).........      231.6        84.1
Mortgage loans on real estate.................................................    8,968.9    10,733.0
Real estate...................................................................      519.0       548.5
Policy loans..................................................................      428.6     1,938.8
Short-term investments........................................................      151.9       166.9
Other invested assets.........................................................    1,353.0     1,311.1
                                                                                ---------   ---------
  Total Investments...........................................................   40,660.0    46,762.0
Cash and cash equivalents.....................................................    2,841.2     1,797.7
Accrued investment income.....................................................      585.9       652.0
Premiums and accounts receivable..............................................      210.8       215.6
Deferred policy acquisition costs.............................................    2,388.5     3,142.7
Reinsurance recoverable--Note 9...............................................    2,829.0     2,246.0
Other assets..................................................................    2,100.6     1,724.8
Closed block assets--Note 6...................................................    9,710.0          --
Separate accounts assets......................................................   26,454.8    28,047.6
                                                                                ---------   ---------
  Total Assets................................................................  $87,780.8   $84,588.4
                                                                                =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                    December 31,
                                                                                  2000        1999
                                                                                ---------   ---------
                                                                                    (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits......................................................    $22,996.4   $31,106.2
Policyholders' funds........................................................     15,722.9    15,562.3
Unearned revenue............................................................        671.3       490.2
Unpaid claims and claim expense reserves....................................        253.7       358.9
Dividends payable to policyholders..........................................        130.8       472.8
Short-term debt--Note 7.....................................................        245.3       453.8
Long-term debt--Note 7......................................................        534.0       536.9
Income taxes--Note 5........................................................        428.8       161.8
Other liabilities...........................................................      2,600.7     2,551.2
Closed block liabilities--Note 6............................................     12,035.9          --
Separate accounts liabilities...............................................     26,454.8    28,047.6
                                                                                ---------   ---------
  Total Liabilities.........................................................     82,074.6    79,741.7
Minority interest--Note 8...................................................        290.3        93.5
Commitments and contingencies--Note 11
Shareholder's Equity--Note 12...............................................
Common stock, $10,000 par value; 1,000 shares authorized and outstanding....         10.0          --
Additional paid in capital..................................................      4,998.9          --
Retained earnings...........................................................        330.1     4,782.9
Accumulated other comprehensive income (loss)...............................         76.9       (29.7)
                                                                                ---------   ---------
  Total Shareholder's Equity................................................      5,415.9     4,753.2
                                                                                ---------   ---------
  Total Liabilities and Shareholder's Equity................................    $87,780.8   $84,588.4
                                                                                =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                                    Year Ended December 31,
                                                                                 ------------------------------
                                                                                   2000       1999        1998
                                                                                 ---------  ---------  ----------
                                                                                         (in millions)
Revenues
Premiums.......................................................................  $2,190.4   $2,411.3    $2,109.0
Universal life and investment-type product charges.............................     746.7      703.3       597.0
Net investment income--Note 3..................................................   3,251.0    3,568.5     3,328.0
Net realized investment gains, net of related amortization of deferred policy acquisition costs and amounts credited to participating pension
 contractholders ($6.0, $85.8 and $120.3, respectively)--Notes 1, 3, and 13....      83.9      175.2       106.1
Investment management revenues, commissions and other fees.....................     764.8      680.9       659.7
Other revenue (expense)........................................................     (13.9)       0.1        10.3
Contribution from the closed block--Note 6.....................................     124.1         --          --
                                                                                 --------   --------    --------
  Total revenues...............................................................   7,147.0    7,539.3     6,810.1
Benefits and expenses
Benefits to policyholders, excluding amounts related to net realized investment gains credited to participating pension contractholders
 ($6.9, $35.3, $79.1, respectively)--Notes 1, 3, and 13........................   4,092.5    5,133.0     4,082.6
Other operating costs and expenses.............................................   1,507.7    1,384.4     1,357.8
Amortization of deferred policy acquisition costs, excluding amounts related to net realized investment gains (losses) (($0.9), $50.5 and
 $41.2, respectively)--Notes 1, 3 and 13.......................................     183.8      164.2       261.2
Dividends to policyholders.....................................................     157.3      501.6       473.2
Demutualization expenses.......................................................      10.6       96.2        18.0
                                                                                 --------   --------    --------
  Total benefits and expenses..................................................   5,951.9    7,279.4     6,192.8
                                                                                 --------   --------    --------
Income before income taxes, minority interest and cumulative effect of
 accounting change.............................................................   1,195.1      259.9       617.3
Income taxes--Note 5...........................................................     344.4       97.9       174.1
                                                                                 --------   --------    --------
Income before minority interest and cumulative effect of accounting change.....     850.7      162.0       443.2
Minority interest--Note 8......................................................     (10.6)      (1.6)       (1.1)
                                                                                 --------   --------    --------
Income before cumulative effect of accounting change...........................     840.1      160.4       442.1
Cumulative effect of accounting change, net of tax--Note 1.....................        --       (9.7)         --
                                                                                 --------   --------    --------
Net income.....................................................................  $  840.1   $  150.7    $  442.1
                                                                                 ========   ========    ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                           AND COMPREHENSIVE INCOME

                                                                                          Accumulated
                                                                  Additional                  Other           Total
                                                          Common   Paid In    Retained    Comprehensive    Shareholder's
                                                          Stock    Capital    Earnings    Income (Loss)       Equity
                                                          ------  ----------  ---------   -------------    -------------
(in millions)
Balance at January 1, 1998...............................                     $4,190.1      $ 446.7         $4,636.8
Comprehensive income:
 Net income..............................................                        442.1                         442.1
Other comprehensive income, net of tax:
 Net unrealized gains (losses)...........................                                    (148.6)          (148.6)
 Foreign currency translation adjustment.................                                      (6.0)            (6.0)
 Minimum pension liability...............................                                      (8.8)            (8.8)
                                                                                                            --------
Comprehensive income.....................................                                                      278.7
                                                                              --------      -------         --------
Balance at December 31, 1998.............................                      4,632.2        283.3          4,915.5
Comprehensive income:
 Net income..............................................                        150.7                         150.7
Other comprehensive income, net of tax:
 Net unrealized gains (losses)...........................                                    (307.0)          (307.0)
 Foreign currency translation adjustment.................                                      16.9             16.9
 Minimum pension liability...............................                                     (22.9)           (22.9)
                                                                                                            --------
Comprehensive income.....................................                                                     (162.3)
                                                                              --------      -------         --------
Balance at December 31, 1999.............................                     $4,782.9      $ (29.7)        $4,753.2
                                                                              ========      =======         ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

             CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                 EQUITY AND COMPREHENSIVE INCOME--(CONTINUED)

                                                                                             Accumulated
                                                                    Additional                   Other           Total
                                                            Common    Paid In    Retained    Comprehensive    Shareholder's
                                                             Stock    Capital    Earnings    Income (Loss)       Equity
                                                            ------  ----------  ----------   -------------    -------------
(in millions)
Balance at December 31, 1999............................       --          --   $ 4,782.9      $(29.7)         $4,753.2
Demutualization transaction.............................    $10.0    $4,956.4    (4,826.9)                        139.5
Comprehensive income:
 Net income before demutualization......................                             44.0                          44.0
 Net income after demutualization.......................                            796.1                         796.1
                                                                                ---------                      --------
 Net income for the year................................                            840.1                         840.1
Other comprehensive income, net of tax:
 Net unrealized gains (losses)..........................                                        122.0             122.0
 Foreign currency translation adjustment................                                        (19.1)            (19.1)
 Minimum pension liability..............................                                          8.2               8.2
                                                                                               ------          --------
Comprehensive income....................................                                                          951.2
Capital contributions from parent company...............                 42.5                                      42.5
Dividend paid to parent company.........................                           (466.0)                       (466.0)
Minority interest.......................................                                         (4.5)             (4.5)
                                                            -----    --------   ---------      ------          --------
Balance at December 31, 2000............................    $10.0    $4,998.9   $   330.1      $ 76.9          $5,415.9
                                                            =====    ========   =========      ======          ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                 Year Ended December 31,
                                                                           ------------------------------------
                                                                             2000         1999          1998
                                                                           ---------   ----------    ----------
                                                                                      (in millions)
Cash flows from operating activities:
 Net income..............................................................  $   840.1   $    150.7    $    442.1
  Adjustments to reconcile net income to net cash provided by operating activities:
  Amortization of discount--fixed maturities.............................     (121.8)       (77.9)        (55.6)
  Realized investment gains, net.........................................      (83.9)      (175.2)       (106.1)
  Change in deferred policy acquisition costs............................     (334.0)      (281.3)       (173.8)
  Depreciation and amortization..........................................       98.6         74.3          90.2
  Net cash flows from trading securities.................................     (147.5)       (16.2)          4.2
  (Increase) decrease in accrued investment income.......................      (70.0)      (116.3)         21.9
  Decrease in premiums and accounts receivable...........................        0.8         11.8         131.3
  Increase in other assets and other liabilities, net....................     (546.4)      (218.7)       (427.4)
  Increase in policy liabilities and accruals, net.......................    1,776.9      2,253.6       1,347.4
  Loss on sale of subsidiaries...........................................         --         21.3            --
  Increase (decrease) in income taxes....................................      434.6         (4.2)         16.6
  Initial cash transferred to the closed block...........................     (158.6)          --            --
  Contribution from the closed block.....................................     (124.1)          --            --
                                                                           ---------   ----------    ----------
Net cash provided by operating activities................................    1,564.7      1,621.9       1,290.8
Cash flows from investing activities:
  Sales of:
  Fixed maturities held-to-maturity......................................         --         28.7           8.5
  Fixed maturities available-for-sale....................................    4,896.8      9,824.0      21,079.2
  Equity securities available-for-sale...................................      742.9        182.7         249.2
  Real estate............................................................       66.4      1,286.3         640.3
  Short-term investments and other invested assets.......................      101.9        764.4         926.3
Maturities, prepayments and scheduled redemptions of:
  Fixed maturities held-to-maturity......................................    1,553.9      1,777.1       2,166.9
  Fixed maturities available-for-sale....................................    1,394.2      1,880.3       2,162.3
  Short-term investments and other invested assets.......................      459.9        311.8          79.4
  Mortgage loans on real estate..........................................    1,429.9      1,509.0       1,849.8
Purchases of:
  Fixed maturities held-to-maturity......................................   (1,860.8)    (2,715.1)     (2,428.5)
  Fixed maturities available-for-sale....................................   (7,553.0)   (12,660.6)    (24,118.7)
  Equity securities available-for-sale...................................     (511.6)      (384.1)       (384.5)
  Real estate............................................................      (46.0)      (197.2)       (152.0)
  Short-term investments and other invested assets.......................     (818.5)      (715.4)     (1,103.0)
  Mortgage loans on real estate issued...................................   (1,605.8)    (2,410.7)     (2,265.3)
 Cash received related to acquisition of business........................      141.3           --            --
  Net cash received (paid) related to sale of subsidiaries...............      267.2       (206.5)           --
  Net cash paid for acquisition of subsidiary............................         --       (200.4)           --
 Other, net..............................................................       22.8         (7.9)        (13.0)
                                                                           ---------   ----------    ----------
 Net cash used in investing activities...................................   (1,318.5)    (1,933.6)     (1,303.1)
                                                                           =========   ==========    ==========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                 Year Ended December 31,
                                                                           ----------------------------------
                                                                              2000        1999        1998
                                                                           ---------   ---------   ----------
                                                                                     (in millions)
Cash flows from financing activities:
 Issuance of common stock................................................. $    10.0          --           --
 Contribution from Parent.................................................   1,552.0
 Payments to eligible policyholders under
  Plan of Reorganization..................................................  (1,076.7)         --           --
 Dividend paid to parent company..........................................    (466.0)         --           --
 Proceeds from issuance of preferred stock................................        --   $    68.2           --
 Universal life and investment--type contract deposits....................   8,148.3     8,365.9    $ 8,214.8
 Universal life and investment-type contract maturities and withdrawals...  (7,158.8)   (8,144.0)    (7,204.1)
 Issuance of long-term debt...............................................      20.0         6.0         77.0
 Repayment of long-term debt..............................................     (73.2)      (15.5)      (298.1)
 Net (decrease) increase in commercial paper..............................    (158.3)      (30.5)        60.4
                                                                           ---------   ---------    ---------
  Net cash provided by financing activities...............................     797.3       250.1        850.0
                                                                           ---------   ---------    ---------
  Net increase (decrease) in cash and cash equivalents....................   1,043.5       (61.6)       837.7
Cash and cash equivalents at beginning of year............................   1,797.7     1,859.3      1,021.6
                                                                           ---------   ---------    ---------
Cash and cash equivalents at end of year.................................. $ 2,841.2   $ 1,797.7    $ 1,859.3
                                                                           =========   =========    =========

The accompanying notes are an integral part of these consolidated financial statement.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1--Summary of Significant Accounting Policies

     John Hancock Life Insurance Company (the Company), formerly known as John Hancock Mutual Life Insurance Company (the Mutual Company) and Subsidiaries, is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services.

  Reorganization and Initial Public Offering

     In connection with the Mutual Company's Plan of Reorganization (the Plan), effective February 1, 2000, the Mutual Company converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly-owned subsidiary of John Hancock Financial Services, Inc. (JHFS or the parent company), which is a holding company. All policyholder membership interests in the Mutual Company were extinguished on that date and eligible policyholders of the Mutual Company received, in the aggregate, 212.8 million shares of common stock, $1,438.7 million of cash and $43.7 million policy credits as compensation. In addition, the Company established a closed block, to fund the guaranteed benefits and dividends of certain participating insurance policies. In connection with the Plan, the Mutual Company changed its name to John Hancock Life Insurance Company.

     In addition, on February 1, 2000, JHFS completed its initial public offering (IPO) in which 102.0 million shares of common stock were issued at a price of $17.00 per share. Net proceeds from the IPO were $1,657.7 million, of which $105.7 million was retained by JHFS and $1,552.0 million was contributed to the Company.

  Principles of Consolidation

     The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries. Less than majority-owned entities in which the Company has at least a 20% interest are accounted for using the equity method. All significant intercompany transactions and balances have been eliminated.

     As of October 1, 2000, the Company sold 100% of the common stock of John Hancock Reassurance Company Ltd. (JHReCO), a Bermuda based subsidiary, to JHFS for cash of $44.9 million. The sale has been accounted for as a de-pooling of interests, and accordingly all prior period consolidated financial statements have been restated to exclude the results of operations, financial position, and cash flows of JHReCO from the Company's financial statements. No gain or loss was recognized on the transaction.

     The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

  Investments

     In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Bonds and mortgage-backed securities which the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

     For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date, and anticipated future payments and any resulting adjustment is included in net investment income.

     Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities which the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity as described above. Impairments in value deemed to be other than temporary are reported as a component of realized investment gains (losses). Gains and losses, both realized and unrealized, on equity securities classified as trading are included in net investment income.

     Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or on the collateral value of the loan if the loan is collateral dependent. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of realized investment gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

     Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of realized investment gains (losses).

     Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of realized investment gains (losses). The Company does not depreciate real estate to be disposed of. During 1998, the Company made a strategic decision to sell the majority of its commercial real estate portfolio. Properties with a carrying value of $43.7 million, $979.7 million and $512.0 million were sold in 2000, 1999 and 1998, respectively. As of December 31, 2000, the plan to divest the Company of the majority of its commercial real estate portfolio is substantially complete.

     Policy loans are carried at unpaid principal balances which approximate fair value.

     Short-term investments are carried at amortized cost.

     Partnership and joint venture interests in which the Company does not have control or a majority ownership interest are recorded using the equity method of accounting and included in other invested assets.

     Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs and amounts credited to participating pension contractholder accounts.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

  Derivative Financial Instruments

     The Company uses futures contracts, interest rate swap, cap and floor agreements, swaptions and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, and foreign exchange rate fluctuations, and to manage duration mismatch of assets and liabilities. The Company also uses equity collar agreements to reduce its exposure to market fluctuations in certain equity securities.

     The Company uses futures contracts principally to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts and funding agreements. Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield.

     The Company uses interest rate swap, cap and floor agreements and swaptions for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to more closely match its liabilities. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. Interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal) to hedge against rising and falling interest rates. Swaptions entitle the Company to receive settlement payments from other parties on specified expiration dates, contingent on future interest rates. The amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount.

     Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates.

     The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call option that limits the Company's potential for gain from appreciation in the stock price as well as a put option that limits the Company's potential for loss from a decline in the stock price.

     Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability.

     The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income. The related amounts due to or from counterparties are included in accrued investment income receivable or payable.

     Premiums paid for interest rate cap and floor agreements and swaptions are deferred and amortized to net investment income on a straight-line basis over the term of the agreements. The unamortized premium is included in other assets. Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income. Settlements received on swaptions are deferred and amortized over the life of the hedged assets as an adjustment to yield.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

     Interest rate swap, cap and floor agreements, swaptions and currency rate swap agreements which hedge instruments designated as available-for-sale are adjusted to fair value with the resulting unrealized gains and losses, net of related taxes, included in shareholder's equity. The net unrealized gain (losses) on derivatives hedging available-for-sale instruments included in shareholder's equity was ($181.2) million, $86.1 million, and ($128.1) million, at December 31, 2000, 1999 and 1998, respectively. The change in net unrealized gain (losses) for derivatives recorded as part of other comprehensive income for the years ended December 31, 2000, 1999 and 1998 was ($267.3) million, $214.2 million, and ($68.4) million, respectively. The fair value of those derivatives used to hedge items other than available-for-sale instruments is not recognized in the financial statements.

     Equity collar agreements are carried at fair value and are included in other invested assets, with the resulting unrealized gains and losses included in realized investment gains (losses).

     Hedge accounting is applied after the Company determines that the items to be hedged expose it to interest or price risk, designates these financial instruments as hedges and assesses whether the instruments reduce the hedged risks through the measurement of changes in the value of the instruments and the items being hedged at both inception and throughout the hedge period.

     From time to time, futures contracts, interest rate swaps, cap and floor agreements, swaptions and currency rate swap agreements are terminated. If the terminated position was accounted for as a hedge, realized gains or losses are deferred and amortized over the remaining lives of the hedged assets or liabilities. Realized and unrealized changes in fair value of derivatives designated with items that no longer exist or are no longer probable of occurring are recorded as a component of the gain or loss arising from the disposition of the designated item or included in income when it is determined that the item is no longer probable of occurring. Changes in the fair value of derivatives no longer effective as hedges are recognized in income from the date the derivative becomes ineffective until their expiration.

  Revenue Recognition

     Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

     Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

     Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

     Property and casualty insurance premiums are recognized as earned over the terms of the contracts.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

     Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income in the year received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods not exceeding six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

  Future Policy Benefits and Policyholders' Funds

     Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 8.0%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

     For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.5% to 8.0% for life insurance liabilities, from 2.0% to 14.2% for individual annuity liabilities and from 2.0% to 12.6% for group annuity liabilities.

     Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the policyholder account values before surrender charges. As of December 31, 2000, the Company had approximately $6.3 billion of funding agreements, none of which contains early termination provisions. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 9.0% for universal life products and from 4.6% to 16.0% for investment-type products.

     Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 6.0% to 8.5%.

     Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

     Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

     Property and casualty reserves include loss reserve estimates based on claims reported and unreported and estimates of future expenses to be incurred in settlement of the claims provided for in the loss reserves estimates. These liabilities include estimates of future trends in claim severity and frequency and other factors that could vary as the losses are ultimately settled. During 1999, the Company sold the rest of its property and casualty business.

  Participating Insurance

     Participating business represents approximately 86.3%, 88.1%, and 87.7% of the Company's life insurance in force, 97.9%, 98.3%, and 98.4% of the number of life insurance policies in force, and 99.6%, 97.4%, and 97.3% of life insurance premiums in 2000, 1999 and 1998, respectively.

     The portion of earnings allocated to participating pension contractholders that cannot be expected to inure to the Company is excluded from net income and shareholder's equity.

     The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

  Deferred Policy Acquisition Costs

     Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life and long-term care insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Amortization expense was $182.9 million, $214.7 million, and $302.4 million in 2000, 1999 and 1998, respectively.

     Amortization of deferred policy acquisition costs is allocated to: (1) realized investment gains and losses for those products that realized gains and losses have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

     Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from realized gains and losses, management believes that presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

Cash and Cash Equivalents

     Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

  Goodwill and Value of Business Acquired

     The excess of cost over the fair value of the net assets of businesses acquired was $228.6 million and $155.3 million at December 31, 2000 and 1999, respectively, and is included in other assets in the consolidated balance sheets. Goodwill is amortized on systematic bases over periods not exceeding 40 years, which correspond with the benefits estimated to be derived from the acquisitions. Accumulated amortization was $63.6 million and $43.3 million at December 31, 2000 and 1999, respectively. Amortization expense included in other operating costs and expenses was $20.3 million, $9.7 million, and $9.1 million, in 2000, 1999 and 1998, respectively. The Company reevaluates the recoverability of recorded goodwill based on the undiscounted cash flows of the related business whenever significant events or changes indicate an impairment may exist. If the undiscounted cash flows do not support the amount recorded, an impairment is recognized by a charge to current operations to reduce the carrying value of the goodwill based on the expected discounted cash flows of the related business.

     The Company records an asset representing the present value of future profits of insurance policies inforce related to the businesses acquired. This asset is recorded as the value of business acquired (VOBA) and amounted to $340.0 million and $112.4 million at December 31, 2000 and 1999, respectively, and is included in other assets in the consolidated financial statements. VOBA is amortized in proportion to the present value of expected gross profits. Amortization expense included in other operating costs and expenses was $4.9 million, $1.3 million and $1.7 million in 2000, 1999 and 1998 respectively.

     On October 1, 1999, The Maritime Life Assurance Company (Maritime), an indirect majority owned subsidiary of the Company, completed its purchase of Aetna Canada Holdings Limited (Aetna Canada) for approximately $296 million. On March 1, 2000, the Company acquired the individual long-term care insurance business of Fortis, Inc. (Fortis) through a coinsurance agreement for approximately $165 million. The acquisitions were recorded under the purchase method of accounting and, accordingly, the operating results have been included in the Company's consolidated results of operations from the applicable date of acquisition. Each purchase price was allocated to the assets acquired and the liabilities assumed based on estimated fair values, with the excess of the applicable purchase price over the estimated fair values recorded as goodwill. The goodwill calculation related to the Fortis acquisition is preliminary and further refinements might be necessary and are expected to be finalized in 2001. The unaudited pro forma revenues and net income, assuming that the acquisition of Aetna Canada had occurred at the beginning of 1999, were $7,899.2 million and $158.4 million, respectively, for the year ended December 31, 1999. The pro forma results, assuming the acquisition of Fortis had taken place as of the beginning of 2000 and 1999, respectively, would not be materially different from the reported results.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

  Separate Accounts

     Separate accounts assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Investment income and investment gains and losses generally accrue directly to such contractholders who bear the investment risk, subject in some cases to minimum guaranteed rates. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and realized investment gains and losses of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

  Reinsurance

     The Company utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

     Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

  Federal Income Taxes

     The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

  Foreign Currency Translation

     The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholder's equity. Gains or losses on foreign currency transactions are reflected in earnings.

  Severance

     In 1999, the Company initiated a restructuring plan to reduce costs and increase future operating efficiency by consolidating portions of its operations. The plan consists primarily of reducing staff in the home office and terminating certain operations outside the home office.

     In connection with the restructuring plan, approximately 391 employees have been or will be terminated. These employees are or have been associated with operations in our Boston office and outside the home office. As of December 31, 2000, the liability for employee termination costs included in other liabilities was $20.6 million. Employee termination costs, included in other operating costs and expenses, were $18.8 million and $26.3 million for the years ended December 31, 2000 and 1999, respectively. Of the total number of employees affected, approximately 364 have been terminated, having received benefit payments of approximately $24.5 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

  Accounting Changes

     In December 2000, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and Certain Long-Duration Participating Contracts." The SOP, which was adopted with respect to accounting for demutualization expenses by the Company on December 15, 2000, requires that demutualization related expenses be classified as a single line item within income from continuing operations and should not be classified as an extraordinary item. The adoption of SOP 00-3 resulted in the reclassification of demutualization expenses previously recorded as an extraordinary item in 1999 and 1998 of $93.6 million and $11.7 million, respectively (net of tax of $2.6 million and $6.3 million, respectively). The remaining provisions of this SOP, which will require (1) the inclusion of all closed block activity together with all other assets, liabilities, revenues and expenses and (2) recognition of a policyholder dividend obligation that represents cumulative actual closed block earnings in excess of expected periodic amounts calculated at the date of the demutualization, are effective no later than December 31, 2001. See Note 6 for a summary description of the closed block assets, liabilities, revenues and expenses, which do not include the policyholder dividend obligation that will be required in 2001. The Company currently is evaluating the effect that establishing the policyholder dividend obligation will have on its results of operations and financial position. That impact is not known at this time.

     In April 1998, the AICPA issued SOP 98-5, "Reporting the Costs of Start-Up Activities." The SOP, which was adopted by the Company on January 1, 1999, requires that start-up costs capitalized prior to January 1, 1999 be written-off and any future start-up costs be expensed as incurred. The adoption of SOP 98-5 resulted in a charge to operations of $9.7 million (net of tax of $5.9 million) and was accounted for as a cumulative effect of an accounting change.

     In March 1998, the Accounting Standards Executive Committee of the AICPA issued SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 provides guidance for determining whether computer software is for internal use and when costs incurred for internal use software are to be capitalized. SOP 98-1 was adopted by the Company on January 1, 1999. The adoption of SOP 98-1 did not have a material impact on the Company's consolidated financial statements.

     SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk under a method referred to as deposit accounting. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. SOP 98-7 did not have a material impact on the Company's consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

  Recent Accounting Pronouncements

     In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement 133." This Statement amends SFAS No. 133 to defer its effective date for one year, to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of SFAS No. 133." This Statement makes certain changes in the hedging provisions of SFAS No. 133, and is effective concurrent with SFAS No. 133. As amended, SFAS No. 133 requires all derivatives to be recognized on the balance sheet at fair value, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Special accounting for qualifying hedges provides for matching the timing of gain or loss recognition on the hedging instrument with the recognition of the corresponding changes in value of the hedged item. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in the fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be recognized immediately in earnings and will be included in net realized and other investment gains. As a result, such amounts will not be included in the determination of the Company's segment after tax operating income.

     The adoption of SFAS No. 133, as amended, will result in an increase in other comprehensive income of $58.8 million (net of tax of $31.7 million) as of January 1, 2001 that will be accounted for as the cumulative effect of an accounting change. In addition, the adoption of SFAS No. 133, as amended, will result in a charge to operations of $26.2 million (net of tax of $14.1 million) as of January 1, 2001, that will be accounted for as the cumulative effect of an accounting change. The Company believes that its current risk management philosophy will remain largely unchanged after adoption of the Statement.

     SFAS No. 133, as amended, precludes the designation of held-to-maturity fixed maturity investment securities as hedged items in hedging relationships where the hedged risk is interest rate risk. As a result, in connection with the adoption of the Statement and consistent with the provisions of the Statement, on January 1, 2001, the Company will reclassify approximately $12.1 billion of its held-to-maturity fixed maturity investment portfolio to the available-for-sale category. This will result in an additional increase in other comprehensive income of $178.6 million (net of tax of $96.2 million) as of January 1, 2001.

     In September 2000, the FASB issued SFAS No 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." The Statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. Those standards are based on consistent application of a financial components approach that focuses on control. Under that approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. The Statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The Statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary Of Significant Accounting Policies (continued)

     In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin 101 (SAB 101), "Revenue Recognition in Financial Statements." SAB 101 clarifies the SEC staff's views on applying generally accepted accounting principles to revenue recognition in financial statements. In March 2000, the SEC issued an amendment, SAB 101A, which deferred the effective date of SAB 101. In June 2000, the SEC issued a second amendment, SAB 101B, which deferred the effective date of SAB 101 to no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company adopted SAB 101 in the fourth quarter of fiscal 2000. The adoption of SAB 101 did not have a material impact on the Company's results of operation or financial position.

  Codification

     In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiaries will use to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiaries have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification will be reported as an adjustment to surplus as of January 1, 2001. Management believes that, although the implementation of Codification will have a negative impact on the Company and its domestic life insurance subsidiaries' statutory-basis capital and surplus, the Company and its domestic subsidiaries will remain in compliance with all regulatory and contractual obligations.

Note 2-- Transactions with Parent

     The Company provides JHFS with personnel, property and facilities in carrying out certain of its corporate functions. The Company annually determines a fee for these services and facilities based on a number of criteria. The amount of the service fee charged to JHFS was $19.8 million in 2000.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments

     The following information summarizes the components of net investment income and realized investment gains, net:

                                                                                    Year Ended December 31,
                                                                                -------------------------------
                                                                                   2000      1999        1998
                                                                                --------   --------    --------
                                                                                         (in millions)
Net Investment Income
 Fixed maturities.............................................................  $2,281.6   $2,495.5    $2,207.5
 Equity securities............................................................      50.3       62.6        18.7
 Mortgage loans on real estate................................................     742.1      831.7       781.2
 Real estate..................................................................      97.1      158.4       415.7
 Policy loans.................................................................      24.5      109.8       111.9
 Short-term investments.......................................................     146.1       92.3        45.3
 Other........................................................................     183.0      165.3       181.3
                                                                                --------   --------    --------
 Gross investment income......................................................   3,524.7    3,915.6     3,761.6
  Less investment expenses....................................................     273.7      347.1       433.6
                                                                                --------   --------    --------
  Net investment income.......................................................  $3,251.0   $3,568.5    $3,328.0
                                                                                ========   ========    ========
Net Realized Investment Gains (Losses), Net of Related Amortization
 of Deferred Policy Acquisition Costs and Amounts Credited to
 Participating Pension Contractholders
 Fixed maturities.............................................................  $ (128.6)  $  (34.5)   $  110.3
 Equity securities............................................................     204.7      113.5       115.2
 Mortgage loans on real estate and real estate................................     (13.1)     143.5       (15.6)
 Derivatives and other invested assets........................................      26.9       38.5        16.5
 Amortization adjustment for deferred policy acquisition costs................       0.9      (50.5)      (41.2)
 Amounts credited to participating pension contractholders....................      (6.9)     (35.3)      (79.1)
                                                                                --------   --------    --------
 Net realized investment gains, net of related amortization of deferred policy acquisition costs and amounts credited to participating
  pension contractholders.....................................................  $   83.9   $  175.2    $  106.1
                                                                                ========   ========    ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)

     Gross gains of $308.7 million in 2000, $192.3 million in 1999, and $267.8 million in 1998, and gross losses of $123.6 million in 2000, $176.8 million in 1999, and $92.9 million in 1998, were realized on the sale of available-for-sale securities.

     The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:


                                                                          Gross       Gross
                                                            Amortized  Unrealized  Unrealized       Fair
                                                               Cost       Gains       Losses        Value
                                                            ---------  ----------  ----------     ---------
                                                                           (in millions)
December 31, 2000
Held-to-Maturity:
Corporate securities......................................  $10,691.1   $  459.2       $665.7     $10,484.6
Mortgage-backed securities................................    1,104.2       10.3         48.2       1,066.3
Obligations of states and political subdivisions..........       87.7        3.0          0.7          90.0
Debt securities issued by foreign governments.............        5.6        4.7           --          10.3
                                                            ---------   --------       ------     ---------
 Total....................................................  $11,888.6   $  477.2       $714.6     $11,651.2
                                                            =========   ========       ======     =========
Available-for-Sale:
Corporate securities......................................  $10,793.5   $  485.5       $415.6     $10,863.4
Mortgage-backed securities................................    3,430.4       82.2         25.2       3,487.4
Obligations of states and political subdivisions..........       24.8        1.7           --          26.5
Debt securities issued by foreign governments.............    1,354.1      112.3         12.7       1,453.7
U.S. Treasury securities and obligations of U.S.
 government corporations and agencies.....................      187.5        5.3          0.3         192.5
                                                            ---------   --------       ------     ---------
 Total fixed maturities...................................   15,790.3      687.0        453.8      16,023.5
Equity securities.........................................      830.6      360.0         95.7       1,094.9
                                                            ---------   --------       ------     ---------
  Total...................................................  $16,620.9   $1,047.0       $549.5     $17,118.4
                                                            =========   ========       ======     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)


                                                                         Gross       Gross
                                                            Amortized  Unrealized  Unrealized     Fair
                                                              Cost       Gains       Losses       Value
                                                            ---------  ----------  ----------  -----------
                                                                            (in millions)
December 31, 1999
Held-to-maturity:
Corporate securities......................................  $12,523.0    $390.3      $680.3     $12,233.0
Mortgage-backed securities................................    1,188.4       5.0        68.5       1,124.9
Obligations of states and political subdivisions..........       59.7       1.8         4.4          57.1
Debt securities issued by foreign governments.............        5.0       5.0          --          10.0
U.S. Treasury securities and obligations of U.S.
 government corporations and agencies.....................       14.1        --         0.4          13.7
                                                            ---------    ------      ------     ---------
 Total....................................................  $13,790.2    $402.1      $753.6     $13,438.7
                                                            =========    ======      ======     =========
Available-for-sale:
Corporate securities......................................  $11,103.0    $304.0      $431.1     $10,975.9
Mortgage-backed securities................................    4,168.5      18.6       109.9       4,077.2
Obligations of states and political subdivisions..........       68.9       5.0          --          73.9
Debt securities issued by foreign governments.............    1,519.2      79.0        49.1       1,549.1
U.S. Treasury securities and obligations of U.S.
 government corporations and agencies.....................      291.3       1.6         9.8         283.1
                                                            ---------    ------      ------     ---------
 Total fixed maturities...................................   17,150.9     408.2       599.9      16,959.2
Equity securities.........................................    1,086.2     305.9       161.9       1,230.2
                                                            ---------    ------      ------     ---------
 Total....................................................  $18,237.1    $714.1      $761.8     $18,189.4
                                                            =========    ======      ======     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)

     The amortized cost and fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below:


                                                         Amortized     Fair
                                                           Cost        Value
                                                         ---------   ---------
                                                              (in millions)
Held-to-Maturity:
Due in one year or less...............................   $   901.6   $   919.4
Due after one year through five years.................     3,332.4     3,396.6
Due after five years through ten years................     3,080.9     3,144.0
Due after ten years...................................     3,469.5     3,124.9
                                                         ---------   ---------
                                                          10,784.4    10,584.9
Mortgage-backed securities............................     1,104.2     1,066.3
                                                         ---------   ---------
 Total................................................   $11,888.6   $11,651.2
                                                         =========   =========
Available-for-Sale:
Due in one year or less...............................   $   567.0   $   575.6
Due after one year through five years.................     3,363.0     3,356.3
Due after five years through ten years................     3,798.5     3,758.2
Due after ten years...................................     4,631.4     4,846.0
                                                         ---------   ---------
                                                          12,359.9    12,536.1
Mortgage-backed securities............................     3,430.4     3,487.4
                                                         ---------   ---------
 Total................................................   $15,790.3   $16,023.5
                                                         =========   =========

     Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

     The sale of fixed maturities held-to-maturity relate to certain securities, with amortized cost of $24.3 million and $8.5 million for the years ended December 31, 1999 and 1998, respectively, which were sold due to a significant decline in the issuers' credit quality or as part of the sale of our property and casualty operations in 1999. The related net realized gains on the sales were $0.9 million in 1999. There were no such gains in 1998.

     The change in net unrealized gains (losses) on trading securities that has been included in earnings during 2000, 1999 and 1998 amounted to $7.9 million, $15.4 million, and ($6.6) million, respectively.

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2000 and 1999, $87.1 million and $278.1 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)

     For 2000, 1999 and 1998, investment results passed through to participating pension contractholders as interest credited to policyholders' account balances amounted to $162.3 million, $170.8 million, and $178.1 million, respectively.

     Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

     Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below. Included in deductions in 2000 are $13.5 million of allowances for probable losses on mortgage loans transferred to the closed block.

                                      Balance at                                 Balance at
                                      Beginning                                    End of
                                        of Year       Additions     Deductions      Year
                                      ----------      ---------     ----------   ----------
                                                      (in millions)
Year ended December 31, 2000
 Mortgage loans on real estate.......    $110.4         $  5.4        $ 45.8       $ 70.0
 Real estate to be disposed of.......      58.1           17.1          31.7         43.5
                                         ------         ------        ------       ------
 Total...............................    $168.5         $ 22.5        $ 77.5       $113.5
                                         ======         ======        ======       ======
Year ended December 31, 1999
 Mortgage loans on real estate.......    $111.0         $ 39.3        $ 39.9       $110.4
 Real estate to be disposed of.......     112.0           22.5          76.4         58.1
                                         ------         ------        ------       ------
 Total...............................    $223.0         $ 61.8        $116.3       $168.5
                                         ======         ======        ======       ======
Year ended December 31, 1998
 Mortgage loans on real estate.......    $127.3         $ 15.9        $ 32.2       $111.0
 Real estate to be disposed of.......      25.5           97.0          10.5        112.0
                                         ------         ------        ------       ------
 Total...............................    $152.8         $112.9        $ 42.7       $223.0
                                         ======         ======        ======       ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)

     At December 31, 2000 and 1999, the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                                  December 31,
                                                                               ------------------
                                                                                2000        1999
                                                                               ------      ------
                                                                                  (in millions)
Impaired mortgage loans on real estate with provision for losses...........    $ 57.6      $147.1
Provision for losses.......................................................     (16.8)      (43.2)
                                                                               ------      ------
Net impaired mortgage loans on real estate.................................    $ 40.8      $103.9
                                                                               ======      ======

     The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                             Year Ended
                                                            December 31,
                                                       ----------------------
                                                        2000    1999    1998
                                                       ------  ------  ------
                                                           (in millions)

Average recorded investment in impaired loans.......   $102.4  $137.9  $210.8
Interest income recognized on impaired loans........      2.9     4.9     2.7


     The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

     Restructured commercial mortgage loans aggregated $68.3 million and $133.1 million as of December 31, 2000 and 1999, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:


                                                                Year Ended
                                                               December 31,
                                                           ------------------
                                                           2000  1999    1998
                                                           ----  ----    ----
                                                             (in millions)

Expected...........................................        $5.8  $12.0  $23.7
Actual.............................................         5.2    7.9   12.6

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)

     At December 31, 2000, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:


                          Carrying       Geographic                  Carrying
Property Type              Amount        Concentration                Amount
-------------           -------------    -------------            -------------
                        (in millions)                             (in millions)

Apartments.............   $2,082.4       East North Central.....     $  907.8
Hotels.................      351.6       East South Central.....        475.0
Industrial.............      784.3       Middle Atlantic........      1,115.8
Office buildings.......    1,990.2       Mountain...............        312.6
Retail.................    1,284.3       New England............        682.5
1-4 Family.............       71.8       Pacific................      1,573.9
Mixed Use..............      234.9       South Atlantic.........      1,678.9
Agricultural...........    2,104.2       West North Central.....        296.1
Other..................      135.2       West South Central.....        659.9
                                         Canada/Other...........      1,336.4
Allowance for losses...      (70.0)      Allowance for losses...        (70.0)
                          --------                                   --------
 Total.................   $8,968.9        Total.................     $8,968.9
                          ========                                   ========

     Mortgage loans with outstanding principal balances of $27.8 million, bonds with amortized cost of $117.1 million and real estate with a carrying value of $1.1 million were non-income producing for the year ended December 31, 2000.

     Depreciation expense on investment real estate was $9.5 million, $8.1 million, and $41.7 million in 2000, 1999, and 1998, respectively. Accumulated depreciation was $66.2 million and $60.5 million at December 31, 2000 and 1999, respectively.

     Investments in unconsolidated joint ventures and partnerships accounted for by using the equity method of accounting totaled $183.6 million and $201.7 million at December 31, 2000 and 1999, respectively. Total combined assets of these joint ventures and partnerships were $1,235.0 million and $1,134.2 million (consisting primarily of investments), and total combined liabilities were $313.0 million and $267.1 million (including $124.8 million and $133.2 million of non-recourse notes payable to banks) at December 31, 2000 and 1999, respectively. Total combined revenues and expenses of such joint ventures and partnerships were $1,908.4 million and $1,720.0 million, respectively, resulting in $188.4 million of total combined income from operations before income taxes in 2000. Total combined revenues of such joint ventures and partnerships were $346.7 million and $1,435.6 million, and total combined expenses were $145.2 million and $1,128.0 million, respectively, resulting in $201.5 million and $307.6 million of total combined income from operations before income taxes in 1999 and 1998, respectively. Net investment income on investments accounted for on the equity method totaled $143.8 million, $65.1 million and $70.0 million in 2000, 1999, and 1998, respectively.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 4 -- Derivatives

   The notional amounts, carrying values and estimated fair values of the Company's derivative instruments are as follows:

                                                   Number of Contracts/               Assets (Liabilities)
                                                                           --------------------------------------------
                                                      Notional Amount               2000                  1999
                                                   ---------------------   ---------------------   --------------------
                                                                            Carrying     Fair      Carrying    Fair
                                                     2000        1999        Value       Value      Value      Value
                                                   ----------  ----------  ----------  ----------  --------  ----------
                                                                             (in millions)
Asset Hedges:
   Futures contracts to sell securities..........      5,874       19,288    $ (17.6)    $ (17.6)    $32.2     $  32.2
   Interest rate swap agreements.................
      Notional...................................   $6,896.1     $5,824.0     (178.2)     (290.4)     82.9        94.7
      Average fixed rate-paid....................       6.90%        6.91%        --          --        --          --
      Average float rate-received................       6.67%        6.06%        --          --        --          --
   Interest rate cap agreements..................   $   42.2     $   80.0        0.1         0.1       0.2         0.2
   Interest rate swaption agreements.............         30         30.0       (1.3)       (1.3)     (3.6)       (3.6)
   Currency rate swap agreements.................      515.0        541.0       11.4        11.4       9.1         9.1
   Equity collar agreements......................         --           --       11.7        11.7      53.0        53.0
Liability Hedges:
   Futures contracts to acquire securities.......        647        4,075        1.4         1.4      (0.9)       (0.9)
   Interest rate swap agreements
      Notional...................................   $3,008.2     $3,780.0         --       114.3        --      (113.0)
      Average fixed rate-received................       6.79%        6.97%        --          --        --          --
      Average float rate-paid....................       6.68%        6.06%        --          --        --          --
   Interest rate swaps (receive CMT rate)........   $  491.3     $  648.7         --        (5.2)       --         1.9
   Interest rate cap agreements..................      279.4        279.4        2.1         2.1       5.6         5.6
   Interest rate floor agreements................    8,328.0        125.0       59.0        59.0       0.1         0.1
   Currency rate swap agreements.................    3,423.4      5,470.2         --      (473.0)       --       (57.4)

  Financial futures contracts are used principally to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts and funding agreements. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. The futures contracts expire in March 2001.

  The interest rate swap agreements expire in 2001 to 2029. The interest rate cap agreements expire in 2001 to 2007 and interest rate floor agreements expire in 2010. Interest rate swaption agreements expire in 2025. The currency rate swap agreements expire in 2001 to 2021. The equity collar agreements expire in 2003.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 4 -- Derivatives (continued)

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap and floor agreements, swaptions, and currency swap agreements and equity collar agreements are based on current settlement values. The current settlement values are based on quoted market prices, which utilize pricing models or formulas using current assumptions.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

Note 5--Income Taxes

  The Company participates in the filing of a life/non-life consolidated federal income tax return. The life company sub-group includes four domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company, Investors Partner Life Insurance Company and Investors Guaranty Life Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company, Ltd.) that is treated as a U.S. company for federal income tax purposes. The non-life subgroup consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries, Inc. and John Hancock International Holdings, Inc.

  In addition to taxes on operations, mutual life insurance companies are charged an equity base tax. As the Company was a mutual life insurance company for the entire year 1999, it is subject to the re-computation of its 1999 equity base tax liability in its 2000 tax return. The equity base tax is determined by application of an industry-based earnings rate to mutual companies' average equity base, as defined by the Internal Revenue Code. The industry earnings rate is determined by the Internal Revenue Service (IRS) and is not finalized until the subsequent year. The Company estimates its taxes for the current year based on estimated industry earnings rates and revises these estimates up or down when the earnings rates are finalized and published by the IRS in the subsequent year.

  Income before income taxes, minority interest and cumulative effect of accounting change includes the following:


                                                       Year Ended December 31,
                                                     --------------------------
                                                       2000     1999     1998
                                                     --------  ------  --------
                                                          (in millions)
Domestic..........................................   $1,125.5  $211.7   $585.1
Foreign...........................................       69.6    48.2     32.2
                                                     --------  ------   ------
Income before income taxes, minority interest and
 cumulative effect of accounting change...........   $1,195.1  $259.9   $617.3
                                                     ========  ======   ======

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 5--Income Taxes (continued)

  The components of income taxes were as follows:

                                                     Year Ended December 31,
                                                    -------------------------
                                                     2000     1999      1998
                                                    -------  -------  -------
                                                         (in millions)
Current taxes:
 Federal.........................................   $ 18.1   $(62.5)   $223.6
 Foreign.........................................      7.5      2.6       1.9
 State...........................................     12.0      5.8       6.3
                                                    ------   ------    ------
                                                      37.6    (54.1)    231.8
Deferred taxes:
 Federal.........................................    284.7    137.7     (64.5)
 Foreign.........................................     23.1     15.4       7.7
 State...........................................     (1.0)    (1.1)     (0.9)
                                                    ------   ------    ------
                                                     306.8    152.0     (57.7)
                                                    ------   ------    ------
Total income taxes...............................   $344.4   $ 97.9    $174.1
                                                    ======   ======    ======

  A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes, minority interest and cumulative effect of accounting change and the consolidated income tax expense charged to operations follows:

                                                     Year Ended December 31,
                                                    -------------------------
                                                     2000     1999     1998
                                                    -------  -------  -------
                                                          (in millions)
Tax at 35%                                          $418.2   $ 91.0    $216.1
Add (deduct):
 Equity base tax.................................    (46.0)    22.2     (19.9)
 Prior year taxes................................     (0.3)     2.1       5.8
 Tax credits.....................................    (20.6)   (12.9)    (13.0)
 Foreign taxes...................................      0.4      1.0       2.5
 Tax exempt investment income....................    (16.4)   (19.4)    (24.4)
 Non-taxable gain on sale of subsidiary..........       --    (15.4)       --
 Disallowed demutualization expenses.............       --     31.1        --
 Other...........................................      9.1     (1.8)      7.0
                                                    ------   ------    ------
  Total income taxes.............................   $344.4   $ 97.9    $174.1
                                                    ======   ======    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 5--Income Taxes (continued)

  The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                December 31,
                                                           --------------------
                                                             2000       1999
                                                           --------  ----------
                                                               (in millions)
Deferred tax assets:
 Policy reserve adjustments.............................   $  458.8   $  803.1
 Other postretirement benefits..........................      149.4      151.1
 Book over tax basis of investments.....................      168.7      119.7
 Dividends payable to policyholders.....................      117.6      129.0
 Unearned premium.......................................       93.3       58.3
 Interest...............................................       38.3       38.3
 Other..................................................         --       67.0
                                                           --------   --------
  Total deferred tax assets.............................    1,026.1    1,366.5
                                                           --------   --------
Deferred tax liabilities:
 Deferred policy acquisition costs......................      777.6      805.1
 Depreciation...........................................      212.2      232.1
 Basis in partnerships..................................      109.8      159.2
 Market discount on bonds...............................       64.2       59.2
 Pension plan expense...................................      114.6       82.5
 Capitalized charges related to mutual funds............       56.9       71.8
 Unrealized gains.......................................      112.6       34.5
 Other..................................................       74.2         --
                                                           --------   --------
  Total deferred tax liabilities........................    1,522.1    1,444.4
                                                           --------   --------
  Net deferred tax liabilities..........................   $  496.0   $   77.9
                                                           ========   ========

  The Company received an income tax refund of $24.3 million, and made income tax payments of $86.2 million, and $158.8 million in 2000, 1999 and 1998, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 6--Closed Block

  Under the Plan, on February 1, 2000, the Company created a closed block for the benefit of policies included therein. The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                                                       December 31,   February 1,
                                                                                          2000          2000
                                                                                       ------------  -------------
                                                                                              (in millions)
Assets
Investments
Fixed maturities:
 Held-to-maturity--at amortized cost
  (fair value: December 31--$2,327.4; February 1--$2,259.6).......................      $ 2,269.9      $ 2,270.7
 Available-for-sale--at fair value
  (cost: December 31--$2,378.7; February 1--$2,275.1).............................        2,353.0        2,199.2
Equity securities:
 Available-for-sale--at fair value (cost: December 31--$5.3; February 1--$6.4)....            6.3            3.4
Mortgage loans on real estate.....................................................        1,930.6        1,875.9
Policy loans......................................................................        1,540.6        1,561.2
Short-term investments............................................................           62.1             --
Other invested assets.............................................................           40.7            5.3
                                                                                        ---------      ---------
  Total Investments...............................................................        8,203.2        7,915.7
Cash and cash equivalents.........................................................          305.6          158.6
Accrued investment income.........................................................          149.3          136.2
Premiums and accounts receivable..................................................           27.1            4.0
Deferred policy acquisition costs.................................................          947.3        1,062.5
Other assets......................................................................           77.5           66.0
                                                                                        ---------      ---------
 Total closed block assets........................................................      $ 9,710.0      $ 9,343.0
                                                                                        =========      =========
Liabilities
Future policy benefits............................................................      $ 9,910.5      $ 9,732.8
Policyholders' funds..............................................................        1,459.5        1,885.4
Other liabilities.................................................................          665.9          500.1
                                                                                        ---------      ---------
 Total closed block liabilities...................................................      $12,035.9      $12,118.3
                                                                                        =========      =========

                                                                                             For the Period
                                                                                           February 1, through
                                                                                            December 31, 2000
                                                                                          ----------------------
Revenues                                                                                      (in millions)
  Premiums...........................................................................           $  865.0
  Net investment income..............................................................              591.6
  Realized investment gains, net.....................................................               11.7
  Other expense......................................................................               (0.6)
                                                                                                --------
   Total revenues....................................................................            1,467.7
Benefits and Expenses
  Benefits to policyholders..........................................................              870.0
  Other operating costs and expenses.................................................              (10.0)
  Amortization of deferred policy acquisition costs..................................               76.5
  Dividends to policyholders.........................................................              407.1
                                                                                                --------
   Total benefits and expenses.......................................................            1,343.6
                                                                                                --------
   Contribution from the closed block................................................           $  124.1
                                                                                                ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 6--Closed Block (continued)

  Gross losses of $7.2 million in 2000 were realized on sales of available-for-sale securities allocated to the closed block. There were no gross gains realized in 2000.

  Investments in held-to-maturity securities and available-for-sale securities allocated to the closed block are summarized below:

                                                                          Gross       Gross
                                                             Amortized  Unrealized  Unrealized    Fair
                                                               Cost       Gains      Losses       Value
                                                             ---------  ----------  ----------  ----------
                                                                            (in millions)
December 31, 2000
Held-to-Maturity:
Corporate securities.......................................   $2,157.0     $94.6       $33.4      $2,218.2
Mortgage-backed securities.................................       98.3       1.2         4.8          94.7
Obligations of states and
 political subdivisions....................................       14.6       0.1         0.2          14.5
                                                              --------     -----       -----      --------
   Total...................................................   $2,269.9     $95.9       $38.4      $2,327.4
                                                              ========     =====       =====      ========
Available-for-Sale:
Corporate securities.......................................   $1,485.4     $42.8       $80.4      $1,447.8
Mortgage-backed securities.................................      784.9      14.5         8.5         790.9
Obligations of states and
 political subdivisions....................................       11.3       0.4          --          11.7
Debt securities issued by
 foreign governments.......................................       84.0       6.7         1.4          89.3
U.S. Treasury securities and  obligations of
 U.S. government corporations and agencies.................       13.1       0.2          --          13.3
                                                              --------     -----       -----      --------
Total fixed maturities.....................................    2,378.7      64.6        90.3       2,353.0
Equity securities..........................................        5.3       1.6         0.6           6.3
                                                              --------     -----       -----      --------
  Total....................................................   $2,384.0     $66.2       $90.9      $2,359.3
                                                              ========     =====       =====      ========

  The amortized cost and fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below:

                                                          Amortized     Fair
                                                            Cost       Value
                                                          ---------  ----------
                                                             (in millions)
Held-to-Maturity:
Due in one year or less.................................  $  202.2    $  206.0
Due after one year through five years...................     803.6       821.2
Due after five years through ten years..................     587.1       614.1
Due after ten years.....................................     578.7       591.4
                                                          --------    --------
                                                           2,171.6     2,232.7
Mortgage-backed securities..............................      98.3        94.7
                                                          --------    --------
 Total..................................................  $2,269.9    $2,327.4
                                                          ========    ========
Available-for-Sale:
Due in one year or less.................................  $   64.5    $   66.0
Due after one year through five years...................     431.7       431.4
Due after five years through ten years..................     473.8       466.8
Due after ten years.....................................     623.8       597.9
                                                          --------    --------
                                                           1,593.8     1,562.1
Mortgage-backed securities..............................     784.9       790.9
                                                          --------    --------
 Total..................................................  $2,378.7    $2,353.0
                                                          ========    ========

  Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 6--Closed Block (continued)

  At December 31, 2000, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:


                          Carrying     Geographic                  Carrying
Property Type              Amount      Concentration                Amount
-------------             --------     -------------               --------
                        (in millions)                          (in millions)

Apartments...............   $  324.3   East North Central........  $  201.1
Hotels...................       66.1   East South Central........      58.5
Industrial...............      127.2   Middle Atlantic...........     378.0
Office buildings.........      494.6   Mountain..................      92.1
Retail...................      350.4   New England...............     162.0
1-4 Family...............         --   Pacific...................     420.7
Mixed Use................       41.8   South Atlantic............     384.5
Agricultural.............      433.1   West North Central........      74.9
Other....................      106.6   West South Central........     162.7
                                       Canada/Other..............       9.6
Allowance for losses.....      (13.5)  Allowance for losses......     (13.5)
                            --------                               --------
 Total...................   $1,930.6    Total....................  $1,930.6
                            ========                               ========

Note 7--Debt and Line of Credit

  Short-term and long-term debt consists of the following:


                                                               December 31,
                                                             ----------------
                                                              2000      1999
                                                             -------  -------
                                                              (in millions)

Short-term debt:
 Commercial paper..........................................  $222.3    $380.6
 Current maturities of long-term debt......................    23.0      73.2
                                                             ------    ------
Total short-term debt......................................   245.3     453.8
                                                             ------    ------
Long-term debt:
 Surplus notes, 7.38% maturing in 2024.....................   447.2     447.1
 Notes payable, interest ranging from 5.43% to 9.60%, due
  in varying amounts to 2005...............................   109.8     163.0
                                                             ------    ------
Total long-term debt.......................................   557.0     610.1
Less current maturities....................................   (23.0)    (73.2)
                                                             ------    ------
Long-term debt.............................................   534.0     536.9
                                                             ------    ------
  Total debt...............................................  $779.3    $990.7
                                                             ======    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 7--Debt and Line of Credit (continued)

  The Company issues commercial paper primarily to take advantage of current investment opportunities, balance operating cash flows and existing commitments and meet working capital needs. The weighted average interest rate for outstanding commercial paper at December 31, 2000 and 1999 was 6.59% and 6.28%, respectively. The weighted average life for outstanding commercial paper at December 31, 2000 and 1999 was approximately 26 days and 11 days, respectively. Commercial paper borrowing arrangements are supported by a syndicated line of credit.

  The issuance of surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance.

  At December 31, 2000, the Company had a syndicated line of credit with a group of banks totaling $1.0 billion, $500.0 million of which expires on August 2, 2001 and $500.0 million of which expires on August 3, 2005. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants, which were met at December 31, 2000. At December 31, 2000, the Company had no outstanding borrowings under the agreement.

  Aggregate maturities of long-term debt are as follows: 2001--$23.0 million; 2002--$38.0 million; 2003--$22.9 million; 2004--$6.0 million; 2005--$19.9 million and thereafter--$447.2 million.

  Interest expense on debt, included in other operating costs and expenses, was $63.4 million, $70.1 million, and $76.7 million in 2000, 1999 and 1998, respectively. Interest paid amounted to $63.4 million in 2000, $70.1 million in 1999, and $76.7 million in 1998.

Note 8--Minority Interest

  Minority interest relates to the portion of John Hancock Canadian Holdings Limited (JHCH) owned by JHFS and the preferred stock issued by Maritime, an indirect majority owned subsidiary of the Company.

  As of October 1, 2000, the Company sold 45% of the common stock of JHCH, the parent company of Maritime, to JHFS for cash of $222.3 million. No gain or loss was recognized on the transaction. For financial reporting purposes, the assets, liabilities, and earnings of JHCH are consolidated in the Company's financial statements. JHFS's interest in JHCH of $196.8 million as of December 31, 2000 and the related income attributable to the interest of $5.2 million in 2000 is reflected in Minority Interest in the consolidated balance sheets and statements of income. The Board of Directors of JHFS also has authorized the purchase of the remaining JHCH shares from the Company over time as well as the shares of certain other foreign subsidiaries.

  On November 19, 1999, Maritime issued $68.2 million of Non-Cumulative Redeemable Second Preferred Shares, Series 1 (Series 1 Preferred Shares) at a price of 25 Canadian dollars per share. Dividends on the Series 1 Preferred Shares are payable quarterly, through December 31, 2004, at a rate of 0.38125 Canadian dollars per share. Commencing on January 1, 2005, the Series 1 Preferred Shares dividends will be calculated by applying 25 Canadian dollars to the greater of one quarter of 90% of prime rate and 5.85%. The Series 1 Preferred Shares are nonvoting and redeemable at Maritime's sole option any time after December 31, 2004 at a price of 25.50 Canadian dollars plus all declared and unpaid dividends. In addition, shareholders as of December 31, 2004 have the option to convert their Series 1 Preferred Shares to Non-Cumulative Redeemable Second Preferred Shares, Series 2 (Series 2 Preferred Shares). The Series 2 Preferred Shares will have a dividend rate of not less than 95% of the yield of certain bonds of the Government of Canada.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 8--Minority Interest (continued)

  In 1986, Maritime issued $25.3 million of Series A Cumulative Redeemable Preferred Stock (Preferred Stock). Dividends on the Preferred Stock are payable quarterly at 18% of the average of two prime rates of two specified Canadian banks. The Preferred Stock is nonvoting and redeemable at Maritime's sole option at a price of 25 Canadian dollars per share.

Note 9--Reinsurance

  The effect of reinsurance on premiums written and earned was as follows:


                                            2000                    1999                    1998
                                    ---------------------   ---------------------   ---------------------
                                          Premiums                Premiums                Premiums
                                    ---------------------   ---------------------   ---------------------
                                     Written     Earned      Written     Earned      Written      Earned
                                    ----------  ----------  ----------  ----------  ----------  ------------
                                                                (in millions)
Life, Health and Annuity:
 Direct.........................    $ 3,158.1   $ 3,157.4   $ 3,437.1   $ 3,435.2   $ 2,830.4    $ 2,828.4
 Assumed........................        465.1       465.1       312.5       312.5       351.9        351.9
 Ceded..........................     (1,432.1)   (1,432.1)   (1,336.7)   (1,336.7)   (1,071.4)    (1,071.3)
                                    ---------   ---------   ---------   ---------   ---------    ---------
  Net life, health and annuity
    premiums....................      2,191.1     2,190.4     2,412.9     2,411.0     2,110.9      2,109.0
                                    ---------   ---------   ---------   ---------   ---------    ---------
Property and Casualty:
 Direct.........................           --          --          --          --         0.4          7.1
 Assumed........................           --          --         0.3         0.3          --          1.9
 Ceded..........................           --          --          --          --        (0.4)        (9.0)
                                    ---------   ---------   ---------   ---------   ---------    ---------
  Net property and casualty
    premiums....................           --          --         0.3         0.3          --           --
                                    ---------   ---------   ---------   ---------   ---------    ---------
  Net premiums..................    $ 2,191.1   $ 2,190.4   $ 2,413.2   $ 2,411.3   $ 2,110.9    $ 2,109.0
                                    =========   =========   =========   =========   =========    =========

  For the years ended December 31, 2000, 1999 and 1998, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $734.5 million, $576.3 million, and $814.6 million, respectively.

  On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 9--Reinsurance (continued)

  In connection with the coinsurance arrangement, the Company initially secured a $397.0 million letter of credit facility with a group of banks. Under the terms of the letter of credit facility agreement, the banks agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to the amount of the letter of credit for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113.0 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder automatically will be reduced on a scheduled basis consistent with the anticipated runoff of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit facility was reduced to $272.0 million effective March 1, 2000 and is scheduled to be reduced again to $127.0 million on March 1, 2001. The letter of credit and any letter of credit issued thereunder are scheduled to expire on March 1, 2002. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

  Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter of 1999 the Company recognized a charge for uncollectible reinsurance of $133.7 million, after tax, as its best estimate of its remaining loss exposure. The Company believes that any exposure to loss from this issue, in addition to amounts already provided for as of December 31, 2000, would not be material.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 10--Pension Benefit Plans and Other Postretirement Benefit Plans

  The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both qualified defined benefit and defined contribution pension plans. In addition, through nonqualified plans, the Company provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $102.2 million in 2000, $97.6 million in 1999, and $92.6 million in 1998. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

  The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. Because the qualified defined benefit plans are overfunded, no amounts were contributed to these plans in 2000 or 1999. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plans, which are underfunded, for which accumulated benefit obligations are in excess of plan assets were $256.3 million, and $244.3 million, respectively, at December 31, 2000, and $257.4 million and $239.3 million, respectively, at December 31, 1999. Non-qualified plan assets, at fair value, were $0.8 million and $1.0 million at December 31, 2000 and 1999, respectively.

  Defined contribution plans include The Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $10.2 million, $9.4 million, and $8.1 million, in 2000, 1999 and 1998, respectively.

  In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel.

  Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

  The Company's policy is to fund postretirement benefits in amounts at or below the annual tax qualified limits. As of December 31, 2000 and 1999, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees. Plan assets related to union employees were comprised of approximately 60% equity securities and 40% fixed income investments.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 Note 10--Pension Benefit Plans and Other Postretirement Benefit Plans
(continued)

     The changes in benefit obligation and plan assets related to the Company's qualified and nonqualified benefit plans are summarized as follows:


                                                                         Year Ended December 31,
                                                            --------------------------------------------------
                                                                                        Other Postretirement
                                                                Pension Benefits               Benefits
                                                            -----------------------    -----------------------
                                                               2000         1999         2000          1999
                                                            ----------   ----------    ---------      --------
                                                                             (In Millions)
    Change in benefit obligation:
      Benefit obligation  at beginning of year............  $  1,967.6   $  1,839.8    $   443.2      $  441.1
      Service cost........................................        36.8         35.7          7.8           7.5
      Interest cost.......................................       134.1        121.2         31.4          28.7
      Amendments..........................................       (10.3)        19.9           --            --
      Actuarial (gain) loss...............................      (136.8)        32.6         36.4          (4.7)
      Translation (gain) loss.............................        (1.5)         2.1           --            --
      Benefits paid.......................................      (113.6)      (115.1)       (32.0)        (29.4)
      Acquisition of subsidiary...........................          --         44.6          6.5            --
      Curtailment.........................................          --        (13.2)          --            --
                                                            ----------   ----------    ---------      --------
      Benefit obligation at end of year...................     1,876.3      1,967.6        493.3         443.2
                                                            ----------   ----------    ---------      --------
    Change in plan assets:
      Fair value of plan assets at beginning of year......     2,476.5      2,251.1       232.9          215.2
      Actual return on plan assets........................       132.6        281.5         0.3           17.7
      Employer contribution...............................        12.6         11.5        35.5             --
      Benefits paid.......................................      (113.6)      (108.4)       (7.3)            --
      Translation (loss) gain.............................        (2.3)         3.5          --             --
      Acquisition of subsidiary...........................          --         50.2          --             --
      Curtailment.........................................          --        (12.9)         --             --
                                                            ----------   ----------    ---------      --------
      Fair value of plan assets at end of year............     2,505.8      2,476.5       261.4          232.9
                                                            ----------   ----------    ---------      --------
Funded status.............................................       629.5        508.9      (231.9)        (210.3)
Unrecognized actuarial gain...............................      (400.6)      (366.0)     (139.7)        (182.8)
Unrecognized prior service cost...........................        24.2         39.1        (1.4)          (1.6)
Unrecognized net transition asset.........................        (6.3)       (11.8)         --             --
                                                            ----------   ----------    ---------      --------
Prepaid (accrued) benefit cost, net.......................  $    246.8   $    170.2    $ (373.0)      $ (394.7)
                                                            ==========   ==========    ========       ========
Amounts recognized in balance sheet consist of:
        Prepaid benefit cost..............................  $    396.4   $    299.4
        Accrued benefit liability.........................      (243.5)      (238.9)
        Intangible asset..................................         6.0          7.9
        Accumulated other comprehensive income............        87.9        101.8
                                                            ----------   ----------
Prepaid benefit cost, net................................. $     246.8   $    170.2
                                                           ===========   ==========

                      JOHN HANCOCK LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 10--Pension Benefit Plans and Other Postretirement Benefit Plans
  (continued)

     The assumptions used in accounting for the Company's qualified and nonqualified benefit plans were as follows:

                                              Year Ended December 31,
                                       -------------------------------------
                                                                 Other
                                          Pension            Postretirement
                                          Benefits              Benefits
                                       ---------------       ---------------
                                        2000      1999       2000      1999
                                        ----      ----       ----      ----
Discount rate........................   7.25%     7.00%      7.25%     7.00%
Expected return on plan assets.......   9.00%     8.50%      9.00%     8.50%
Rate of compensation increase........   4.77%     4.77%      4.77%     4.77%

     For measurement purposes, an 8.75% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2001. The rate was assumed to decrease gradually to 5.25% in 2006 and remain at that level thereafter.

     For the prior valuation, an 5.50% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2000. The rate was assumed to decrease gradually to 5.25% in 2001 and remain at that level thereafter.

     The net periodic benefit (credit) cost related to the Company's qualified and nonqualified benefit plans includes the following components:


                                                                           Year Ended December 31,
                                                          -------------------------------------------------------------
                                                                                                Other postretirement
                                                                 Pension Benefits                    Benefits
                                                           -----------------------------    ---------------------------
                                                            2000       1999       1998       2000      1999       1998
                                                           -------    -------    -------    ------    ------     ------
                                                                                (In Millions)
Service cost...........................................    $  36.8    $  35.7    $  34.6    $  7.8    $  7.5     $  7.1
Interest cost..........................................      134.1      121.2      117.5      31.4      28.7       29.1
Expected return on plan assets.........................     (217.4)    (186.6)    (168.5)    (24.1)    (18.3)     (14.7)
Amortization of transition asset.......................      (12.7)     (12.1)     (11.7)       --        --         --
Amortization of prior service cost.....................        4.6        3.9        6.5      (0.2)     (0.2)      (0.3)
Recognized actuarial gain..............................      (10.9)      (8.1)      (2.6)     (8.8)     (8.5)      (7.8)
Other..................................................         --       (3.8)      (1.2)       --        --         --
                                                           -------    -------    -------    ------    ------     ------
  Net periodic benefit (credit) cost...................    $ (65.5)   $ (49.8)   $ (25.4)   $  6.1    $  9.2     $ 13.4
                                                           =======    =======    =======    ======    ======     ======

     Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:


                                                                                               1-Percentage     1-Percentage
                                                                                              Point Increase   Point Decrease
                                                                                              --------------  ----------------
                                                                                                       (In Millions)
Effect on total of service and interest costs in 2000 ...................................          $ 4.6           $ (2.2)
Effect on postretirement benefit obligations as of December 31, 2000 ....................           34.5            (29.9)

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11--Commitments And Contingencies

     In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2000. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

     During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $172.8 million and $496.6 million at December 31, 2000 and 1999, respectively. Costs incurred related to the settlement were $140.2 million and $230.8 million, in 1999 and 1998, respectively. No such costs were incurred in 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

     During 1996, management determined that is was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly.

     Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. The Company will continue to update its estimate of the final cost of the settlement as the claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be estimated with precision.

Note 12--Shareholder's Equity

   (a) Common Stock

     As result of the demutualization, as described in Note 1, the Company was converted to a stock life insurance company and has one class of capital stock, common stock ($10,000 par value, 1,000 shares authorized). All of the outstanding common stock of the Company is owned by JHFS.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Shareholder's equity  (continued)

     (b) Other Comprehensive Income

         The components of accumulated other comprehensive income are as follows:


                                                                               Foreign                 Accumulated
                                                                   Net         Currency     Minimum        Other
                                                                Unrealized    Translation   Pension    Comprehensive
                                                              Gains (Losses)  Adjustment   Liability      Income
                                                              --------------  -----------  ---------  ---------------
                                                                                (In Millions)
Balance at January 1, 1998..................................  $     520.3     $  (44.1)    $  (29.5)  $    446.7
Gross unrealized gains (losses) (net of deferred
 income tax benefit of $56.7 million).......................       (121.3)          --           --       (121.3)
Less reclassification adjustment for (gains)
 losses, realized in net income (net of tax
 expense of $61.4 million)..................................       (113.9)          --           --       (113.9)
Participating group annuity contracts (net of
 deferred income tax expense of $31.1 million)..............         57.7           --           --         57.7
Adjustment to deferred policy acquisition costs
 and present value of future profits (net of
 deferred income tax expense of $15.5 million)..............         28.9           --           --         28.9
                                                              -----------     --------     --------   ----------
Net unrealized gains (losses)...............................       (148.6)          --           --       (148.6)
Foreign currency translation adjustment.....................           --         (6.0)          --         (6.0)
 Minimum pension liability (net of deferred
 income tax benefit of $6.2 million)........................           --           --         (8.8)        (8.8)
                                                              -----------     --------     --------   ----------
Balance at December 31, 1998................................  $     371.7     $  (50.1)    $  (38.3)  $    283.3
                                                              -----------     --------     --------   ----------

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Shareholder's Equity (continued)



                                            Foreign                 Accumulated
                               Net         Currency     Minimum        Other
                            Unrealized    Translation   Pension    Comprehensive
                          Gains (Losses)  Adjustment   Liability      Income
                          --------------  -----------  ---------  --------------
                                              (in millions)
Balance at December
 31, 1998................    $ 371.7        $(50.1)     $(38.3)      $ 283.3
Gross unrealized gains
 (losses) (net of
 deferred income tax
 benefit of $275.6
 million)................     (503.9)           --          --        (503.9)
Less reclassification
 adjustment for
 (gains) losses,
 realized in net
 income (net of tax
 expense of $5.4
 million)................      (10.0)           --          --         (10.0)
Participating group
 annuity contracts
 (net of deferred
 income tax expense of
 $40.1 million)..........       74.6            --          --          74.6
Adjustment to deferred
 policy acquisition
 costs and present
 value of future
 profits (net of
 deferred income tax
 expense of $71.3
 million)................      132.3            --          --         132.3
                             -------        ------      ------       -------
Net unrealized gains
 (losses)................     (307.0)           --          --        (307.0)
Foreign currency
 translation
 adjustment..............         --          16.9          --          16.9
Minimum pension
 liability (net of
 deferred income tax
 benefit of $12.3
 million)................         --            --       (22.9)        (22.9)
                             -------        ------      ------       -------
Balance at December
31, 1999.................    $  64.7        $(33.2)     $(61.2)      $ (29.7)
                             -------        ------      ------       -------
Gross unrealized gains
 (losses) (net of
 deferred income tax
 expense of $37.1
 million)................       46.2                                    46.2
Less reclassification
 adjustment for
 (gains) losses,
 realized in net
 income (net of tax
 benefit of $62.0
 million)................      115.2                                   115.2
Participating group
 annuity contracts
 (net of deferred
 income tax benefit
 of $3.6 million)........       (6.8)                                   (6.8)
Adjustment to deferred
  policy acquisition
  costs and present value
  of future profits (net
  of deferred income tax
  benefit of $17.5
  million)...............      (32.6)                                  (32.6)
                             -------                                 -------
Net unrealized gains
 (losses)................      122.0                                   122.0
Foreign currency
 translation
 adjustment..............                    (19.1)                    (19.1)
Minimum pension
 liability (net of
 deferred income tax
 expense of $4.4
 million)................                                  8.2           8.2
Minority interest........       (3.9)         (0.6)                     (4.5)
                             -------        ------      ------       -------
Balance at December
 31, 2000................    $ 182.8        $(52.9)     $(53.0)      $  76.9
                             =======        ======      ======       =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Shareholder's Equity  (continued)

     Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of shareholder's equity, are summarized as follows:

                                                         Year Ended
                                                 ---------------------------
                                                   2000      1999      1998
                                                 --------  --------  -------
                                                        (in millions)
Balance, end of year comprises:
  Unrealized investment gains (losses) on:
   Fixed maturities............................  $ 207.5   $(191.7)   $ 730.6
   Equity investments..........................    265.3     144.0      239.0
   Derivatives and other.......................   (149.1)    110.8     (111.5)
                                                 -------   -------    -------
Total..........................................    323.7      63.1      858.1
Amounts of unrealized investment (gains) losses
 attributable to:
  Participating group annuity contracts........    (34.4)    (24.0)    (138.7)
  Deferred policy acquisition cost and present
  value of future profits......................     10.0      60.1     (143.5)
  Deferred federal income taxes................   (112.6)    (34.5)    (204.2)
  Minority interest............................     (3.9)       --         --
                                                 -------   -------    -------
Total..........................................   (140.9)      1.6     (486.4)
                                                 -------   -------   --------
Net unrealized investment gains................  $ 182.8   $  64.7    $ 371.7
                                                 =======   =======   ========

  (c) Statutory Results

     The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. Prescribed statutory accounting practices include state laws, regulations and administrative rules, as well as guidance published by the NAIC. Permitted accounting practices encompass all accounting practices that are not prescribed by the sources noted above. Since 1988, the Commonwealth of Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Commonwealth of Massachusetts Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

     In addition, during 2000 and 1999, the Company received permission from the Commonwealth of Massachusetts Division of Insurance to record its Asset Valuation Reserve in excess of the prescribed maximum reserve level by $36.7 million and $48.0 million at December 31, 2000 and 1999, respectively. There are no other material permitted practices.

     Statutory net income and surplus include the accounts of the Company and its variable life insurance subsidiary, John Hancock Variable Life Insurance Company, including its wholly-owned subsidiary, Investors Partner Life Insurance Company, and Investors Guaranty Life Insurance Company.


                                                   2000      1999       1998
                                                 --------  --------  ----------
                                                         (in millions)
Statutory net income..........................   $  617.6  $  573.2   $  627.3
Statutory surplus.............................    3,700.5   3,456.7    3,388.7

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Shareholder's Equity (continued)

     Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 13--Segment Information

     The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

     Retail-Protection Segment. Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and retail and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

     Retail-Asset Gathering Segment. Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, and 401(k) services. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

     Institutional-Guaranteed and Structured Financial Products (G&SFP) Segment. Offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals.

     Institutional-Investment Management Segment. Offers a wide range of investment management products and services to institutional investors covering a variety of private and publicly traded asset classes including fixed income, equity, mortgage loans, and real estate. This segment distributes its products through a combination of dedicated sales and marketing professionals, independent marketing specialists, and investment professionals.

     Corporate and Other Segment. Primarily consists of the Company's international insurance operations, certain corporate operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13--Segment Information (continued)

     The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

     Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment gains or losses and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment gains and losses, including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

     Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain realized investment gains (losses), net of related amortization adjustment for deferred policy acquisition costs and amounts credited to participating pension contractholder accounts (the adjustment for realized investment gains (losses) excludes gains and losses from mortgage securitizations and investments backing short-term funding agreements because management views the related gains and losses as an integral part of the core business of those operations); (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems, retail operations and mutual fund operations; (iv) the surplus tax on mutual life insurance companies which as a stock company is no longer applicable to the Company; (v) a fourth quarter 1999 charge for uncollectible reinsurance related to certain assumed reinsurance business; (vi) a fourth quarter 1999 charge for a group pension dividend resulting from demutualization related asset transfers and the formation of a corporate account; (vii) a charge for certain one time costs associated with the demutualization process; and (viii) cumulative effect of accounting change.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13--Segment Information (continued)

     The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income (in millions):


                                                                  Retail                   Institutional  Corporate
                                                      Retail      Asset     Institutional   Investment       and
2000                                                Protection  Gathering       G&SFP       Management      Other      Consolidated
----                                                ----------  ---------   -------------  -------------  ---------    ------------
Revenues:
 Segment revenues................................   $ 1,529.7   $ 1,195.9     $ 2,409.4       $  212.0    $ 1,707.6     $ 7,054.6
 Realized investment gains (losses), net.........       (18.2)       15.4         (64.7)           7.1        152.8          92.4
                                                    ---------   ---------     ---------       --------    ---------     ---------
 Revenues........................................   $ 1,511.5   $ 1,211.3     $ 2,344.7       $  219.1    $ 1,860.4     $ 7,147.0
                                                    =========   =========     =========       ========    =========     =========
 Net investment income...........................   $   604.7   $   445.8     $ 1,741.9       $   22.7    $   435.9     $ 3,251.0
Net Income:
 Segment after-tax operating income..............       252.2       128.8         211.6           46.8        104.0         743.4
 Realized investment gains (losses), net.........       (11.5)       18.6         (40.5)           4.4         93.5          64.5
 Restructuring charges...........................        (6.7)       (1.4)         (2.6)            --         (1.3)        (12.0)
 Surplus tax.....................................        20.8         0.6           6.5             --         18.1          46.0
 Demutualization expenses........................         1.6         0.4           0.4             --          0.1           2.5
 Other demutualization related costs.............        (6.8)       (1.3)         (1.7)            --         (0.2)        (10.0)
 Group pension dividend transfer.................          --          --           5.7             --           --           5.7
                                                    ---------   ---------     ---------       --------    ---------     ---------
 Net income......................................   $   249.6   $   145.7     $   179.4       $   51.2    $   214.2     $   840.1
                                                    =========   =========     =========       ========    =========     =========
Supplemental Information:
 Inter-segment revenues..........................          --          --            --       $   39.1    $   (39.1)           --
 Equity in net income of investees accounted
  for by the equity method.......................   $     7.5   $     3.5     $    11.2           16.8        104.8     $   143.8
 Amortization of deferred policy acquisition
  costs..........................................        55.6        78.8           2.6             --         46.8         183.8
 Interest expense................................         1.1         3.5            --           12.1         46.7          63.4
 Income tax expense..............................        88.6        57.9          78.3           35.2         84.4         344.4
 Segment assets..................................    27,049.9    14,067.2      31,161.1        3,124.5     12,378.1      87,780.8
Net Realized Investment Gains Data:
 Net realized investment (losses) gains..........       (34.3)       18.8         (57.8)          10.3        152.9          89.9
 Add capitalization/less amortization of deferred
  policy acquisition costs related to net
  realized investment gains (losses).............         4.4        (3.5)           --             --           --           0.9
  Less amounts credited to participating pension
  contractholder accounts........................          --          --          (6.9)            --           --          (6.9)
                                                    ---------   ---------     ---------       --------    ---------     ---------
 Net realized investment (losses) gains, net of
  related amortization of deferred policy
  acquisition costs and amounts credited to
  participating pension contractholders--per
  consolidated financial statements..............       (29.9)       15.3         (64.7)          10.3        152.9          83.9
 Less realized investment (losses) gains
  attributable to mortgage securitizations.......          --          --            --            3.2           --           3.2
 Net realized investment gains in the closed
  block..........................................        11.7          --            --             --           --          11.7
                                                    ---------   ---------     ---------       --------    ---------     ---------
 Realized investment (losses) gains, net-pre-tax
  adjustment made to calculate segment operating
  income.........................................       (18.2)       15.3         (64.7)           7.1        152.9          92.4
 Less income tax effect..........................         6.7         3.3          24.2           (2.7)       (59.4)        (27.9)
                                                    ---------   ---------     ---------       --------    ---------     ---------
 Realized investment (losses) gains,
  net-after-tax adjustment made to calculate
  segment operating income.......................   $   (11.5)  $    18.6     $   (40.5)      $    4.4    $    93.5     $    64.5
                                                    =========   =========     =========       ========    =========     =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13--Segment Information (continued)


                                                                  Retail                   Institutional
                                                      Retail      Asset     Institutional   Investment    Corporate
1999                                                Protection  Gathering       G&SFP       Management    and Other    Consolidated
----                                                ----------  ---------   -------------  -------------  ---------    ------------
Revenues:
 Segment revenues................................   $ 2,756.9   $ 1,057.3     $ 2,021.8       $  189.9    $ 1,310.5     $ 7,336.4
 Realized investment gains (losses), net.........       173.6       (11.0)         93.3            3.1        (56.1)        202.9
                                                    ---------   ---------     ---------       --------    ---------     ---------
 Revenues........................................   $ 2,930.5   $ 1,046.3     $ 2,115.1       $  193.0    $ 1,254.4     $ 7,539.3
                                                    =========   =========     =========       ========    =========     =========
 Net investment income...........................   $ 1,101.9   $   388.6     $ 1,681.3       $   45.9    $   350.8     $ 3,568.5
Net Income:
 Segment after-tax operating income..............       188.7       115.1         201.7           37.3         67.8         610.6
 Realized investment gains (losses), net.........       108.6        (6.9)         58.4            2.0        (42.1)        120.0
 Class action lawsuit............................          --          --            --             --        (91.1)        (91.1)
 Restructuring charges...........................        (8.6)       (7.3)         (0.6)            --         (0.5)        (17.0)
 Surplus tax.....................................       (12.5)       (1.0)         (6.5)            --         (2.2)        (22.2)
 Workers' compensation reinsurance reserves......          --          --            --             --       (133.7)       (133.7)
 Group pension dividend transfer.................          --          --        (205.8)            --           --        (205.8)
 Demutualization expenses........................       (61.3)      (13.0)        (16.1)            --         (3.2)        (93.6)
 Other demutualization related costs.............        (4.6)       (0.9)         (1.1)            --         (0.2)         (6.8)
 Cumulative effect of accounting change..........          --        (9.6)           --           (0.1)          --          (9.7)
                                                    ---------   ---------     ---------       --------    ---------     ---------
 Net income......................................   $   210.3   $    76.4     $    30.0       $   39.2    $  (205.2)    $   150.7
                                                    =========   =========     =========       ========    =========     =========
Supplemental Information:
 Inter-segment revenues..........................          --          --            --       $   43.6    $   (43.6)           --
 Equity in net income of investees accounted for
  by the equity method...........................   $    46.2   $    (0.3)    $    14.3            3.5          1.4     $    65.1
 Amortization of deferred policy acquisition
  costs..........................................        69.2        53.5           3.1             --         38.4         164.2
 Interest expense................................         0.7         6.2            --            5.3         57.9          70.1
 Income tax expense (credit).....................       138.9        51.9          (7.5)          26.5       (111.9)         97.9
 Segment assets..................................    25,372.1    14,297.2      30,370.5        3,531.4     11,017.2      84,588.4
Net Realized Investment Gains Data:
 Net realized investment gains (losses)..........       228.4       (16.1)         97.4            6.6        (55.3)        261.0
 Less amortization of deferred policy acquisition
  costs related to net realized investment
  (losses) gains.................................       (54.8)        5.1            --             --         (0.8)        (50.5)
 Less amounts credited to participating pension
  contractholder accounts........................          --          --         (35.3)            --           --         (35.3)
                                                    ---------   ---------     ---------       --------    ---------     ---------
 Net realized investment gains (losses), net of
  related amortization of deferred policy
  acquisition costs and amounts credited to
  participating pension contractholders--per
  consolidated financial statements..............       173.6       (11.0)         62.1            6.6        (56.1)        175.2
 Less realized investment (losses) gains
  attributable to mortgage securitizations and
  investments backing short-term funding
  agreements.....................................          --          --         (31.2)           3.5           --         (27.7)
 Less gain on sale of business...................          --          --            --             --        (33.0)        (33.0)
                                                    ---------   ---------     ---------       --------    ---------     ---------
 Realized investment gains (losses), net-pre-tax
  adjustment made to calculate segment operating
  income.........................................       173.6       (11.0)         93.3            3.1        (89.1)        169.9
 Less income tax effect..........................       (65.0)        4.1         (34.9)          (1.1)        47.0         (49.9)
                                                    ---------   ---------     ---------       --------    ---------     ---------
 Realized investment gains (losses),
  net-after-tax adjustment made to calculate
  segment operating income.......................   $   108.6   $    (6.9)    $    58.4       $    2.0    $   (42.1)    $   120.0
                                                    =========   =========     =========       ========    =========     =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13--Segment Information (continued)



                                                                   Retail                   Institutional
                                                       Retail      Asset     Institutional   Investment    Corporate
1998                                                 Protection  Gathering       G&SFP       Management    and Other   Consolidated
----                                                 ----------  ---------   -------------  -------------  ---------   ------------
Revenues:
 Segment revenues.................................   $ 2,667.6   $ 1,015.3     $ 1,731.2      $  143.9     $1,103.9     $ 6,661.9
 Realized investment gains, net...................        75.3        18.3          30.7           0.2         23.7         148.2
                                                     ---------   ---------     ---------      --------     --------     ---------
 Revenues.........................................   $ 2,742.9   $ 1,033.6     $ 1,761.9      $  144.1     $1,127.6     $ 6,810.1
                                                     =========   =========     =========      ========     ========     =========
 Net investment income............................   $ 1,061.2   $   378.0     $ 1,576.3      $   24.1     $  288.4     $ 3,328.0
Net Income:
 Segment after-tax operating income...............   $   166.1   $   111.1     $   145.7      $   15.4     $   56.3     $   494.6
 Realized investment gains, net...................        49.0        12.0          17.2           0.1         15.4          93.7
 Class action lawsuit.............................          --          --            --            --       (150.0)       (150.0)
 Surplus tax......................................        11.7         0.3           2.0            --          1.5          15.5
 Demutualization expenses.........................        (7.9)       (1.8)         (1.5)           --         (0.5)        (11.7)
                                                     ---------   ---------     ---------      --------     --------     ---------
 Net income.......................................   $   218.9   $   121.6     $   163.4      $   15.5     $  (77.3)    $   442.1
                                                     =========   =========     =========      ========     ========     =========
Supplemental Information:
 Inter-segment revenues...........................          --          --            --      $   34.3     $  (34.3)           --
 Equity in net income of investees accounted for
  by the equity method............................   $    54.9          --     $    12.7           0.9          1.5     $    70.0
 Amortization of deferred policy acquisition costs       153.9   $    46.8           3.7            --         45.3         249.7
 Interest expense.................................         0.3         8.5            --           7.0         60.9          76.7
 Income tax expense (credit)......................        82.1        61.5          67.9          10.7        (48.1)        174.1
 Segment assets...................................    25,684.2    12,715.7      29,315.2       3,439.6      5,792.5      76,947.2
Net Realized Investment Gains Data:
 Net realized investment gains (losses)...........       112.9        21.9          72.1          (4.2)        23.7         226.4
 Less amortization of deferred policy acquisition
  costs related to net realized investment
  (losses) gains..................................       (37.6)       (3.6)           --            --           --         (41.2)
 Less amounts credited to participating pension
  contractholder accounts.........................          --          --         (79.1)           --           --         (79.1)
                                                     ---------   ---------     ---------      --------     --------     ---------
 Net realized investment gains (losses), net of
  related amortization of deferred policy
  acquisition costs and amounts credited to
  participating pension contractholders--per
  consolidated financial statements...............        75.3        18.3          (7.0)         (4.2)        23.7         106.1
 Less realized investment (losses) gains
  attributable to mortgage securitizations and
  investments backing short-term funding
  agreements......................................          --          --         (37.7)         (4.4)          --         (42.1)
 Realized investment gains, net-pre-tax adjustment
  made to calculate segment operating income......        75.3        18.3          30.7           0.2         23.7         148.2
 Less income tax effect...........................       (26.3)       (6.3)        (13.5)         (0.1)        (8.3)        (54.5)
                                                     ---------   ---------     ---------      --------     --------     ---------
 Realized investment gains, net-after-tax
  adjustment made to calculate segment operating
  income..........................................   $    49.0   $    12.0     $    17.2      $    0.1     $   15.4     $    93.7
                                                     =========   =========     =========      ========     ========     =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13--Segment Information (continued)

  The Company operates primarily in the United States, Canada and the Pacific Rim (China, Indonesia, Malaysia, the Philippines, Singapore, and Thailand). The following table summarizes selected financial information by geographic location for the year ended or at December 31:

                                                                          Income Before
                                                                     Income Taxes, Minority
                                                                     Interest and Cumulative
                                             Long-lived                     Effect of
Location                           Revenues    Assets     Assets        Accounting Change
--------                           --------  ----------  ---------  ------------------------
                                                       (in millions)
2000
United States...................   $5,823.7    $424.8    $77,978.9          $1,130.7
Canada..........................    1,078.6      30.4      9,357.8              58.5
Foreign--other..................      244.7       3.4        444.1               5.9
                                   --------    ------    ---------          --------
 Total..........................   $7,147.0    $458.6    $87,780.8          $1,195.1
                                   ========    ======    =========          ========

1999
United States...................   $6,560.7    $440.0    $75,777.6          $  211.7
Canada..........................      741.9      28.8      8,461.7              41.8
Foreign--other..................      236.7       2.2        349.1               6.4
                                   --------    ------    ---------          --------
 Total..........................   $7,539.3    $471.0    $84,588.4          $  259.9
                                   ========    ======    =========          ========

1998
United States...................   $6,069.5    $442.5    $71,725.1          $  585.1
Canada..........................      512.0      24.9      4,941.6              30.2
Foreign--other..................      228.6       2.1        280.5               2.0
                                   --------    ------    ---------          --------
 Total..........................   $6,810.1    $469.5    $76,947.2          $  617.3
                                   ========    ======    =========          ========

  The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

Note 14--Fair Value of Financial Instruments

  The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

  The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

  Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 14--Fair Value of Financial Instruments (continued)

  The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

  The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

  The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying amounts for commercial paper and short-term borrowings approximate fair value.

  Fair values for the Company's guaranteed investment contracts and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

  The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

  The fair value for commitments approximates the amount of the initial commitment.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 14--Fair Value of Financial Instruments (continued)

  The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                                                        December 31,
                                                                        ---------------------------------------------
                                                                                2000                    1999
                                                                        ---------------------   ---------------------
                                                                        Carrying      Fair      Carrying       Fair
                                                                          Value       Value       Value        Value
                                                                        ----------  ---------   ----------  ---------
                                                                                        (in millions)
Assets:
  Fixed maturities:
    Held-to-maturity................................................    $11,888.6   $11,651.2   $13,790.2   $13,438.7
    Available-for-sale..............................................     16,023.5    16,023.5    16,959.2    16,959.2
  Equity securities:
    Available-for-sale..............................................      1,094.9     1,094.9     1,230.2     1,230.2
    Trading securities..............................................        231.6       231.6        84.1        84.1
  Mortgage loans on real estate.....................................      8,968.9     9,350.6    10,733.0    10,681.8
  Policy loans......................................................        428.6       428.6     1,938.8     1,938.8
  Short-term investments............................................        151.9       151.9       166.9       166.9
  Cash and cash equivalents.........................................      2,841.2     2,841.2     1,797.7     1,797.7
Liabilities:
  Debt..............................................................        779.3       771.5       990.7       962.8
  Guaranteed investment contracts and
   funding agreements...............................................     14,333.9    13,953.8    13,109.3    12,709.1
  Fixed rate deferred and immediate annuities.......................      5,195.2     5,101.3     4,801.1     4,656.9
  Supplementary contracts Without life contingencies................         60.0        63.1        56.6        55.7

Derivatives assets/(liabilities) relating to:
  Futures contracts, net............................................        (16.2)      (16.2)       31.3        31.3
  Interest rate swap agreements.....................................       (178.2)     (176.1)       82.9       (18.3)
  Interest rate swap CMT............................................           --        (5.2)         --          --
  Interest rate cap agreements......................................          2.2         2.2         5.8         5.8
  Interest rate floor agreements....................................         59.0        59.0         0.1         0.1
  Interest rate swaption agreements.................................         (1.3)       (1.3)       (3.6)       (3.6)
  Currency rate swap agreements.....................................         11.4      (461.6)        9.1       (48.3)
  Equity collar agreements..........................................         11.7        11.7        53.0        53.0

Commitments.........................................................           --    (1,843.9)         --    (1,273.5)

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 15--Stock Compensation Plans

  On January 5, 2000, the Company, as sole shareholder of JHFS, approved and adopted the 1999 Long-Term Stock Incentive Plan (the Incentive Plan), which originally had been approved by the Board of Directors of the Company on August 31, 1999. Under the Incentive Plan, which became effective on February 1, 2000, the effective date of the Plan of Reorganization of the Company, options of JHFS common stock granted may be either non-qualified options or incentive stock options qualifying under Section 422 of the Internal Revenue Code. The Incentive Plan objectives include attracting and retaining the best personnel, providing for additional performance incentives, and promoting the success of the Company by providing employees the opportunity to acquire JHFS's common stock.

  The maximum number of shares of JHFS common stock available under the Incentive Plan is 5% of the total number of shares of common stock that were outstanding following the IPO. In addition, no more than 4% of these shares shall be available for awards of incentive stock options under the Incentive Plan, and no more than 1% of these shares shall be available for stock awards, which includes non-vested stock. The aggregate number of shares that may be covered by awards for any one participant over the period that the Incentive Plan is in effect shall not exceed 1% of these shares. Subject to these overall limits, there is no annual limit on the number of stock options or stock awards that may be granted in any one year.

  The Incentive Plan has options exercisable at March 13, 2001 and 2002, June 12, 2001 and 2002, and August 14, 2001 and 2002. JHFS has granted 4.6 million options to employees of the Company as of December 31, 2000. Options outstanding under the Incentive Plan were granted at a price equal to the market value of the stock on the date of grant, vest over a two-year period, and expire five years after the grant date.

  The status of JHFS stock options granted to employees of the Company under the Long-Term Stock Incentive Plan is summarized below as of December 31:

                                                                 Number of Shares   Weighted-average
                                                                  (in thousands)     exercise price
                                                                 ----------------  ------------------
Outstanding at February 1, 2000..............................             --             $   --
 Granted.....................................................        4,618.4              14.06
 Exercised...................................................            0.2              13.94
 Canceled....................................................          311.6              13.94
                                                                     -------             ------
Outstanding at December 31, 2000.............................        4,306.6              14.07

Options exercisable at:
 March 13, 2001..............................................        2,125.3              13.94
 June 12, 2001...............................................            6.3              23.37
 August 14, 2001.............................................           21.7              23.75
 March 13, 2002..............................................        2,125.3              13.94
 June 12, 2002...............................................            6.3              23.37
 August 14, 2002.............................................           21.7              23.75

  The Company accounts for stock-based compensation using the intrinsic value method prescribed by APB Opinion No. 25, under which no compensation cost for stock options is recognized for stock option awards granted at or above fair market value. Had compensation expense for the Company's stock-based compensation plan been determined based upon fair values at the grant dates for awards under the plan in accordance with SFAS No. 123, the Company's net earnings would have been reduced to the pro forma amounts indicated below. Additional stock option awards are anticipated in future years.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 15--Stock Compensation Plans  (continued)

  The Black-Scholes option valuation model was developed for use in estimating fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require input of highly subjective assumptions including the expected stock price volatility. Because the JHFS stock options granted to employees of the Company have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of the stock options.

  The estimated weighted-average grant date fair value per share of stock options granted during 2000 using the Black-Scholes option valuation model was $3.66. The fair value of options granted in 2000 is estimated on the date of grant using the following assumptions: dividend yield of 1.8%, expected volatility of 24%, risk-free interest rate range of 4.8% to 5.6% depending on grant date, and an expected life ranging from 2 to 5 years.

  For the purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information follows:


                                      For The Period
                                         February             Year Ended
                                          through          December 31, 2000
                                     December 31, 2000   Pro Forma (unaudited)
                                     -----------------  -----------------------
                                                  (in millions)

Net income:
 As reported.......................       $796.1                $840.1
 Pro forma (unaudited).............        792.4                 835.8

  At December 31, 2000, JHFS had 4.3 million stock options outstanding to employees of the Company with a weighted-average remaining contractual life of
4.2 years and a weighted-average exercise price of $14.07. As of December 31, 2000, there were 21,707 options exercisable, which represent grants to employees of the Company who subsequently retired. Employees of the Company who retire with outstanding options immediately vest and have a maximum of one year to exercise.

  On March 13, 2000, JHFS granted 291,028 shares of non-vested stock to key personnel of the Company at a weighted-average grant price per share of $14.34. These grants of non-vested stock are forfeitable and vest at three or five years of service with the Company. The total grant-date exercise price of the non-vested stock granted from February 1, 2000 through December 31, 2000 is $4.2 million. During the third and fourth quarters of 2000, 50,837 shares of non-vested stock were forfeited with a total grant date exercise price of $0.7 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16--Subsequent Events

  On February 8, 2001, the Company signed letters of intent to reinsure 50% of the business in the Closed Block, effective January 1, 2001. The effect of the reinsurance will be to lower the Company's statutory risk based capital requirements and to raise its statutory risk based capital ratio. This will provide greater statutory capital flexibility for the Company. There will be no effect on policyholder dividends, nor will the immediate effect on earnings be material, as the reinsurance treaties will not meet the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long Duration Contracts." Final treaties with two reinsurers are expected to be signed by the end of the first quarter of 2001. The reinsurance agreements result in making several hundred million dollars in statutory capital available for further business development or other purposes.

  In March 2001, the Company announced the sale of the retirement plan record-keeping business operated out of the mutual fund subsidiary of the Company, John Hancock Funds. It is estimated that an after-tax charge of approximately $9 million will be recorded in the first quarter of 2001 and that the Company will initially sever 31 employees with additional severances planned. The Company will continue to manage the assets of the business, the purchaser will assume the record-keeping and support responsibilities.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                    SCHEDULE I -- SUMMARY OF INVESTMENTS --
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                            excluding Closed Block
                            As of December 31, 2000
                                 (in millions)


                                                              Amount at Which
                                                                Shown in the
                                                                Consolidated
          Type of Investment             Cost (2)   Value      Balance Sheet
          ------------------             --------   -----     ---------------

Fixed maturity securities, available-
  for-sale:
Bonds:
United States government and government
 agencies and authorities...............     243.2     247.9          247.9
States, municipalities and political
 subdivisions...........................     126.6     126.7          126.7
Foreign governments.....................   1,386.4   1,453.8        1,453.8
Public utilities........................   1,051.4   1,085.0        1,085.0
Convertibles and bonds with warrants
 attached...............................     250.9     258.4          258.4
All other corporate bonds...............  12,123.4  12,263.9       12,264.0
Certificates of deposits................       0.0       0.0            0.0
Redeemable preferred stock..............     608.4     587.8          587.8
                                          --------  --------       --------
Total fixed maturity securities,
 available-for-sale.....................  15,790.3  16,023.5       16,023.6
                                          --------  --------       --------

Equity securities, available-for-sale:
Common stocks:
Public utilities........................       4.7       5.5            5.5
Banks, trust and insurance companies....       1.9       2.8            2.8
Industrial, miscellaneous and all other.     703.1     968.9          968.9
Non-redeemable preferred stock..........     120.9     117.7          117.7
                                          --------  --------       --------
Total equity securities,
 available-for-sale.....................     830.6   1,094.9        1,094.9
                                          --------  --------       --------

Fixed maturity securities, held-to-maturity:
Bonds:
United States government and government
 agencies and authorities...............      32.5      33.2           32.5
States, municipalities and political
 subdivisions...........................     717.4     701.3          717.4
Foreign governments.....................       5.6      10.2            5.6
Public utilities........................     973.2     901.3          973.2
Convertibles and bonds with warrants
 attached...............................     174.2     149.0          174.2
All other corporate bonds...............   9,985.7   9,856.2        9,985.7
Certificates of deposits................       0.0       0.0            0.0
Redeemable preferred stock..............       0.0       0.0            0.0
                                          --------  --------       --------
Total fixed maturity securities,
 held-to-maturity.......................  11,888.6  11,651.2       11,888.6
                                          --------  --------       --------

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                    SCHEDULE I -- SUMMARY OF INVESTMENTS --
            OTHER THAN INVESTMENTS IN RELATED PARTIES--(CONTINUED)
                            excluding Closed Block
                            As of December 31, 2000
                                 (in millions)



                                                                Amount at Which
                                                                  Shown in the
                                                                  Consolidated
          Type of Investment               Cost (2)   Value      Balance Sheet
          ------------------               --------   -----     ---------------

Equity securities, trading:
Common stocks:
Public utilities..........................      7.1       8.6            8.6
Banks, trust and insurance companies......     14.9      24.6           24.6
Industrial, miscellaneous and all other...    171.4     198.4          198.4
Non-redeemable preferred stock............      0.0       0.0            0.0
Total equity securities, trading..........    193.4     231.6          231.6
                                           --------  --------       --------

Mortgage loans on real estate, net (1)....  9,038.9      XXXX        8,968.9
Real estate, net:
Investment properties (1).................    386.8      XXXX          373.6
Acquired in satisfaction of debt (1)......    175.7      XXXX          145.4
Policy loans..............................    428.6      XXXX          428.6
Other long-term investments (2)...........  1,353.0      XXXX        1,353.0
Short-term investments....................    151.9      XXXX          151.9
                                           --------  --------       --------
 Total investments........................ 40,237.8  29,001.3       40,660.0
                                           ========  ========       ========

(1) Difference from Column B is primarily due to valuation allowances due to impairments on mortgage loans on real estate and due to accumulated depreciation and valuation allowances due to impairments on real estate. See note 3 to the consolidated financial statements.
(2) Difference from Column B is primarily due to operating gains (losses) of investments in limited partnerships.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION

  As of December 31, 2000, 1999 and 1998 and for each of the years then ended
                                 (in millions)


                                                    Future Policy                      Other
                                       Deferred       Benefits,                       Policy
                                        Policy      Losses, Claims                  Claims and
                                      Acquisition      And Loss       Unearned       Benefits     Premium
     Segment                             Costs         Expenses      Premiums(1)    Payable(1)    Revenue
     -------                          ------------  ---------------  ------------   -----------   -------
2000:
Protection..........................   $1,466.8       $ 4,814.4         $262.6       $ 33.5        $430.6
Asset Gathering.....................      558.2         5,619.9                        (4.5)         63.4
Guaranteed & Structured.............
Financial Products..................        8.5        21,944.2           60.4          0.7         620.3
Investment Management...............          -               -              -            -             -
Corporate & Other...................      355.0         6,471.6          348.3        224.0       1,076.1
                                       --------       ---------         ------       ------      --------
 Total..............................   $2,388.5       $38,850.1         $671.3       $253.7      $2,190.4

1999:
Protection..........................   $2,291.6       $15,035.0         $217.4       $112.1      $1,291.0
Asset Gathering.....................      521.5         5,166.8              -          0.2          17.2
Guaranteed & Structured.............
Financial Products..................        8.4        20,310.4           56.1          0.5         298.2
Investment Management...............          -               -              -            -             -
Corporate & Other...................      321.2         6,629.1          216.7        246.1         804.9
                                       --------       ---------         ------       ------      --------
 Total..............................   $3,142.7       $47,141.3         $490.2       $358.9      $2,411.3

1998:
Protection..........................   $2,017.6       $14,093.6         $219.5       $ 85.5      $1,262.5
Asset Gathering.....................      425.2         4,850.0              -          0.2          19.8
Guaranteed & Structured.............
Financial Products..................        8.7        19,366.4           48.4          0.3         121.4
Investment Management...............          -               -              -            -             -
Corporate & Other...................      251.0         3,865.0          105.9        800.3         705.3
                                       --------       ---------         ------       ------      --------
 Total..............................   $2,702.5       $42,175.0         $373.8       $886.3      $2,109.0

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  As of December 31, 2000, 1999 and 1998 and for each of the years then ended
                                 (in millions)

                                                                   Amortization of
                                                   Benefits,       Deferred Policy
                                               Claims, Losses,    Acquisition Costs,
                                      Net            and          Excluding Amounts       Other
                                  Investment      Settlement     Related to Realized    Operating
       Segment                      Income         Expenses        Investment Gains      Expenses
       -------                    ----------   ---------------   -------------------    ---------
2000:
Protection......................   $  604.8        $  633.5             $ 55.5           $  395.8
Asset Gathering.................      445.8           371.3               78.8              557.4
Guaranteed & Structured.........
Financial Products..............    1,741.9         1,963.5                2.6               77.5
Investment Management...........       22.7               -                  -              132.7
Corporate & Other...............      435.8         1,124.2               46.9              344.3
                                   --------        --------             ------           --------
 Total..........................   $3,251.0        $4,092.5             $183.8           $1,507.7

1999:
Protection......................   $1,101.9        $1,595.0             $ 69.2           $  401.2
Asset Gathering.................      388.6           299.3               53.5              542.1
Guaranteed & Structured.........
Financial Products..............    1,681.3         1,959.9                3.1               88.1
Investment Management...........       45.9               -                  -              127.2
Corporate & Other...............      350.8         1,278.8               38.4              225.8
                                   --------        --------             ------           --------
 Total..........................   $3,568.5        $5,133.0             $164.2           $1,384.4

1998:
Protection......................   $1,061.2        $1,424.4             $165.4           $  418.3
Asset Gathering.................      378.0           296.3               46.8              504.9
Guaranteed & Structured.........
Financial Products..............    1,576.3         1,411.5                3.7               92.6
Investment Management...........       24.1               -                  -              117.8
Corporate & Other...............      288.4           950.4               45.3              224.2
                                   --------        --------             ------           --------
 Total..........................   $3,328.0        $4,082.6             $261.2           $1,357.8

(1) Unearned premiums and other policy claims and benefits payable are included in Column C amounts.

(2) Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reporting operating results would change by segment if different methods were applied.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          SCHEDULE IV -- REINSURANCE

 As of December 31, 2000, 1999 and 1998 and for each of the years then ended:
                                 (in millions)

                                                                                                         Percentage
                                                               Ceded to       Assumed                    of Amount
                                                   Gross         Other       from Other                   Assumed
                                                  Amount       Companies     Companies     Net Amount      to Net
                                                  ------       ---------     ----------    ----------    ----------
2000
Life insurance in force......................   346,720.6      $91,827.1     $27,489.1     $282,382.6         9.7%
                                               ----------      ---------     ---------     ----------      ======
Premiums:
Life insurance...............................  $  1,818.8      $   370.6     $    23.9     $  1,472.1         1.6%
Accident and health insurance................     1,338.6        1,061.5         441.2          718.3        61.4%
P&C..........................................          --             --            --             --         0.0%
                                               ----------      ---------     ---------     ----------      ------
  Total......................................  $  3,157.4      $ 1,432.1     $   465.1     $  2,190.4        21.2%
                                               ==========      =========     =========     ==========      ======

1999
Life insurance in force......................  $380,019.3      $83,232.3     $29,214.6     $326,001.6         9.0%
                                               ----------      ---------     ---------     ----------      ======
Premiums:
Life insurance...............................  $  2,292.8      $   468.5     $   139.4     $  1,963.7         7.1%
Accident and health insurance................     1,142.4          868.2         173.1          447.3        38.7%
P&C..........................................          --             --            --            0.3       100.0%
                                               ----------      ---------     ---------     ----------      ------
  Total......................................  $  3,435.2      $ 1,336.7     $   312.8     $  2,411.3        13.0%
                                               ==========      =========     =========     ==========      ======

1998
Life insurance in force......................  $324,597.7      $88,662.6     $29,210.1     $265,145.2        11.0%
                                               ----------      ---------     ---------     ----------      ======
Premiums:
Life insurance...............................  $  1,871.9      $   327.6     $   221.0     $  1,765.3        12.5%
Accident and health insurance................       956.5          743.7         130.9          343.7        38.1%
P&C..........................................         7.1            9.0           1.9                        0.0%
                                               ----------      ---------     ---------     ----------      ------
  Total......................................  $  2,835.5      $ 1,080.3     $   353.8     $  2,109.0        16.8%
                                               ==========      =========     =========     ==========      ======

Note: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and universal life insurance products.

                                                 Audited Financial Statements


                                                 John Hancock Variable
                                                 Annuity Account H


                                                 Year ended December 31, 2000

                    John Hancock Variable Annuity Account H

                         Audited Financial Statements


                         Year ended December 31, 2000



                                    Contents

Report of Independent Auditors.......................................

Audited Financial Statements

Statement of Assets and Liabilities..................................
Statements of Operations.............................................
Statements of Changes in Net Assets..................................
Notes to Financial Statements........................................

                         Report of Independent Auditors

To the Contractowners of
John Hancock Variable Annuity Account H
  of John Hancock Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account H (the Account) (comprising, respectively, the V.A. Mid Cap Growth, V.A. Bond, V.A. Core Equity, V.A. Large Cap Growth, V.A. Relative Value (formerly, Large Cap Value), V.A. Financial Industries, V.A. High Yield Bond, V.A. International, V.A. Regional Bank, V.A. Small Cap Growth, V.A. Money Market, V.A. Strategic Income, V.A. Sovereign Investors, V.A. 500 Index, Fundamental Growth (formerly, Fundamental Mid Cap Growth), Aggressive Balanced, International Equity, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Blend, Large Cap Value CORE, Large/Mid Cap Value, Small/Mid Cap Growth, Bond Index, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small/Mid Cap Value, Short-term Bond, Equity Index, High Yield Bond, AIM V.I. Growth, AIM V.I. Value, MFS Growth Series, MFS New Discovery Series, MFS Research Series, Fidelity VIP II Contrafund (formerly, VIP II Contrafund), Fidelity VIP Growth (formerly, VIP Growth), Fidelity VIP Overseas Equity (formerly, VIP Overseas Equity), Templeton International, Templeton Development Market, V.A. Technology, Mid Cap Growth, American Leaders Large Cap Value, Core Bond, Real Estate Equity, Growth & Income, Managed, Small Cap Equity (formerly, Small Cap Value), Global Bond, Janus Aspen Worldwide Growth, Brandes International Equity, Clifton Enhanced US Equity, Frontier Capital Appreciation and Turner Core Growth Subaccounts) as of December 31, 2000, the related statement of operations for the period then ended and the statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Annuity Account H at December 31, 2000, the results of their operations for the period then ended and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


February 13, 2000

                   JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                     STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2000


                               V.A.                      V.A.          V.A.
                              Mid Cap       V.A.         Core       Large Cap
                              Growth        Bond        Equity        Growth
                            Subaccount   Subaccount   Subaccount    Subaccount
                            -----------  -----------  -----------  ------------

Assets:
Investment in shares of
 portfolios of:
 Declaration Trust, at
  value.................... $ 5,309,488  $16,563,076  $19,839,766   $7,064,235
 Variable Series Trust I,
  at value.................          --           --           --           --
 Outside Trust, at value...          --           --           --           --
 Policy loans and accrued
  interest receivable......          --           --           --           --
Receivable from:
 Declaration Trust.........         610      198,796      163,468        2,439
 Variable Series Trust I...          --           --           --           --
 Outside Trust.............          --           --           --           --
                            -----------  -----------  -----------   ----------
Total assets...............   5,310,098   16,761,872   20,003,234    7,066,674
Liabilities:
Payable to John Hancock
 Mutual Life Insurance
 Company...................          53      197,132      161,459        1,732
Asset charges payable......         557        1,664        2,009          707
                            -----------  -----------  -----------   ----------
Total liabilities..........         610      198,796      163,468        2,439
                            -----------  -----------  -----------   ----------
Net assets................. $ 5,309,488  $16,563,076  $19,839,766   $7,064,235
                            ===========  ===========  ===========   ==========



                                V.A.         V.A.         V.A.
                             Relative     Financial   High Yield       V.A.
                               Value     Industries      Bond      International
                            Subaccount   Subaccount   Subaccount    Subaccount
                            -----------  -----------  ----------  ------------
Assets:
Investment in shares of
 portfolios of:
 Declaration Trust, at
  value.................... $19,655,388  $36,181,305  $2,867,511    $2,150,985
 Variable Series Trust
  I, at value..............          --           --          --            --
 Outside Trust, at value...          --           --          --            --
 Policy loans and
  accrued interest
  receivable...............          --           --          --            --
Receivable from:
 Declaration Trust.........       5,484      493,096       5,375         2,315
 Variable Series Trust I...          --           --          --            --
 Outside Trust.............          --           --          --            --
                            -----------  -----------  ----------    ----------
Total assets...............  19,660,872   36,674,401   2,872,886     2,153,300
Liabilities:
Payable to John Hancock
 Mutual Life Insurance
 Company...................       3,533      489,491       5,085         2,100
Asset charges payable......       1,951        3,605         290           215
                            -----------  -----------  ----------    ----------
Total liabilities..........       5,484      493,096       5,375         2,315
                            -----------  -----------  ----------    ----------
Net assets................. $19,655,388  $36,181,305  $2,867,511    $2,150,985
                            ===========  ===========  ==========    ==========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               December 31, 2000


                                                                          V.A.         V.A.         V.A.          V.A.
                                                                        Regional     Small Cap      Money       Strategic
                                                                          Bank        Growth       Market        Income
                                                                       Subaccount   Subaccount   Subaccount    Subaccount
                                                                      ------------  -----------  -----------  -------------
Assets:
Investment in shares of portfolios of:
 Declaration Trust, at value.......................................   $  5,105,230  $ 8,979,177  $40,364,166   $16,348,116
 Variable Series Trust I, at value.................................             --           --           --            --
 Outside Trust, at value...........................................             --           --           --            --
 Policy loans and accrued interest receivable......................             --           --           --            --
Receivable from:
 Declaration Trust.................................................         18,277          959      606,891       153,036
 Variable Series Trust I...........................................             --           --           --            --
 Outside Trust.....................................................             --           --           --            --
                                                                      ------------  -----------  -----------   -----------
Total assets.......................................................      5,123,507    8,980,136   40,971,057    16,501,152
Liabilities:
Payable to John Hancock Mutual Life Insurance Company..............         17,753           45      606,891       151,405
Asset charges payable..............................................            524          914           --         1,631
                                                                      ------------  -----------  -----------  ------------
Total liabilities..................................................         18,277          959      606,891       153,036
                                                                      ------------  -----------  -----------  ------------
Net assets.........................................................   $  5,105,230  $ 8,979,177  $40,364,166   $16,348,116
                                                                      ============  ===========  ===========   ===========

                                                                         V.A.         V.A.
                                                                       Sovereign       500      Fundamental    Aggressive
                                                                       Investors      Index        Growth       Balanced
                                                                      Subaccount   Subaccount    Subaccount    Subaccount
                                                                      -----------  -----------  ------------  -------------
Assets:
Investment in shares of portfolios of:
 Declaration Trust, at value.......................................   $30,118,595  $11,625,909  $         --   $        --
 Variable Series Trust I, at value.................................            --           --    19,676,105     9,607,351
 Outside Trust, at value...........................................            --           --            --            --
 Policy loans and accrued interest receivable......................            --           --            --            --
Receivable from:
 Declaration Trust.................................................        53,043        3,600            --            --
 Variable Series Trust I...........................................            --           --       120,801        15,279
 Outside Trust.....................................................            --           --            --            --
                                                                      -----------  -----------  ------------   -----------
Total assets.......................................................    30,171,638   11,629,509    19,796,906     9,622,630

Liabilities:
Payable to John Hancock Mutual Life Insurance Company..............        50,006        2,429       118,747        14,288
Asset charges payable..............................................         3,037        1,171         2,054           991
                                                                      -----------  -----------  ------------   -----------
Total liabilities..................................................        53,043        3,600       120,801        15,279
                                                                      -----------  -----------  ------------   -----------
Net assets.........................................................   $30,118,595  $11,625,909  $ 19,676,105   $ 9,607,351
                                                                      ===========  ===========  ============   ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               December 31, 2000


                                                                      International    Small Cap     Global      Mid Cap
                                                                          Equity        Growth      Balanced      Blend
                                                                        Subaccount    Subaccount   Subaccount   Subaccount
                                                                      --------------  -----------  ----------  ------------
Assets:
Investment in shares of portfolios of:
 Declaration Trust, at value......................................    $           --  $        --  $       --   $       --
 Variable Series Trust I, at value................................         3,205,696   19,557,351   1,878,047    8,149,821
 Outside Trust, at value..........................................                --           --          --           --
 Policy loans and accrued interest receivable.....................                --           --          --           --
Receivable from:
 Declaration Trust................................................                --           --          --           --
 Variable Series Trust I..........................................            25,030       62,820      36,407       52,199
 Outside Trust....................................................                --           --          --           --
                                                                      --------------  -----------  ----------   ----------
Total assets......................................................         3,230,726   19,620,171   1,914,454    8,202,020
Liabilities:
Payable to John Hancock Mutual Life Insurance Company.............            24,707       60,774      36,219       51,360
Asset charges payable.............................................               323        2,046         188          839
                                                                      --------------  -----------  ----------   ----------
Total liabilities.................................................            25,030       62,820      36,407       52,199
                                                                      --------------  -----------  ----------   ----------
Net assets........................................................    $    3,205,696  $19,557,351  $1,878,047   $8,149,821
                                                                      ==============  ===========  ==========   ==========

                                                                                              Small/Mid
                                                                      Large Cap   Large/mid      Cap
                                                                      Value CORE  Cap Value     Growth     Bond Index
                                                                      Subaccount  Subaccount  Subaccount   Subaccount
                                                                      ----------  ----------  ----------  -------------
Assets:
Investment in shares of portfolios of:
 Declaration Trust, at value......................................    $       --  $       --  $       --   $        --
 Variable Series Trust I, at value................................     6,826,463   5,058,283   3,939,122     7,799,700
 Outside Trust, at value..........................................            --          --          --            --
 Policy loans and accrued interest receivable.....................            --          --          --            --
Receivable from:
 Declaration Trust................................................            --          --          --            --
 Variable Series Trust I..........................................        82,714      91,119      20,305        53,551
 Outside Trust....................................................            --          --          --            --
                                                                      ----------  ----------  ----------   -----------
Total assets......................................................     6,909,177   5,149,402   3,959,427     7,853,251
Liabilities:
Payable to John Hancock Mutual Life Insurance Company.............        82,020      90,607      19,897        52,757
Asset charges payable.............................................           694         512         408           794
                                                                      ----------  ----------  ----------   -----------
Total liabilities.................................................        82,714      91,119      20,305        53,551
                                                                      ----------  ----------  ----------   -----------
Net assets........................................................    $6,826,463  $5,058,283  $3,939,122   $ 7,799,700
                                                                      ==========  ==========  ==========   ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               December 31, 2000


                                                         Large Cap
                                                        Aggressive    Small/Mid     Small/Mid    Short-Term
                                                          Growth       Cap CORE     Cap Value       Bond
                                                        Subaccount    Subaccount   Subaccount    Subaccount
                                                        -----------  ------------  -----------  -------------
Assets:
Investment in shares of portfolios of:
 Declaration Trust, at value..........................  $        --   $       --   $        --   $        --
 Variable Series Trust I, at value....................   10,502,916    3,235,027     9,202,740     8,374,693
 Outside Trust, at value..............................           --           --            --            --
 Policy loans and accrued interest
  receivable..........................................           --           --            --            --
Receivable from:
 Declaration Trust....................................           --           --            --            --
 Variable Series Trust I..............................       73,925       15,862       158,637       136,909
 Outside Trust........................................           --           --            --            --
                                                         -----------   ----------   -----------   -----------
Total assets..........................................   10,576,841    3,250,889     9,361,377     8,511,602
Liabilities:
Payable to John Hancock Mutual Life
 Insurance Company....................................       72,847       15,527       157,710       136,066
Asset charges payable.................................        1,078          335           927           843
                                                        -----------   ----------   -----------   -----------
Total liabilities.....................................       73,925       15,862       158,637       136,909
                                                        -----------   ----------   -----------   -----------
Net assets............................................  $10,502,916   $3,235,027   $ 9,202,740   $ 8,374,693
                                                        ===========   ==========   ===========   ===========



                                                                                           AIM V.I.      AIM V.I.
                                                        Equity Index    High Yield Bond     Growth         Value
                                                         Subaccount       Subaccount      Subaccount    Subaccount
                                                        -------------  -----------------  -----------  -------------
Assets:
Investment in shares of portfolios of:
 Declaration Trust, at value..........................  $          --  $              --  $        --   $        --
 Variable Series Trust I, at value....................     27,386,365          4,797,561           --            --
 Outside Trust, at value..............................             --                 --   30,075,653    32,587,289
 Policy loans and accrued interest
  receivable..........................................             --                 --           --            --
Receivable from:
 Declaration Trust....................................             --                 --           --            --
 Variable Series Trust I..............................        190,885             73,050           --            --
 Outside Trust........................................             --                 --       82,479       248,076
                                                        -------------  -----------------  -----------   -----------
Total assets..........................................     27,577,250          4,870,611   30,158,132    32,835,365
Liabilities:
Payable to John Hancock Mutual Life
 Insurance Company....................................        188,069             72,567       79,325       244,744
Asset charges payable.................................          2,816                483        3,154         3,332
                                                        -------------  -----------------  -----------   -----------
Total liabilities.....................................        190,885             73,050       82,479       248,076
                                                        -------------  -----------------  -----------   -----------
Net assets............................................  $  27,386,365  $       4,797,561  $30,075,653   $32,587,289
                                                        =============  =================  ===========   ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               December 31, 2000


                                                                                 MFS
                                                                                 New          MFS        Fidelity
                                                                   MFS        Discovery    Research       VIP II
                                                              Growth Series    Series       Series      Contrafund
                                                               Subaccount    Subaccount   Subaccount    Subaccount
                                                              -------------  -----------  ----------  --------------
Assets:
Investment in shares of portfolios of:
 Declaration Trust, at value................................  $        --   $        --  $       --             --
 Variable Series Trust I, at value..........................           --            --          --             --
 Outside Trust, at value....................................   13,534,374    13,075,967   9,119,371     25,849,306
 Policy loans and accrued interest
  receivable................................................           --            --          --             --
Receivable from:
 Declaration Trust..........................................           --            --          --             --
 Variable Series Trust I....................................           --            --          --             --
 Outside Trust..............................................       63,747       114,973      24,644        192,456
                                                              -----------   -----------  ----------    -----------
Total assets................................................   13,598,121    13,190,940   9,144,015     26,041,762
Liabilities:
Payable to John Hancock Mutual Life
 Insurance Company..........................................       62,350       113,622      23,700        189,802
Asset charges payable.......................................        1,397         1,351         944          2,654
                                                              -----------   -----------  ----------    -----------
Total liabilities...........................................       63,747       114,973      24,644        192,456
                                                              -----------   -----------  ----------    -----------
Net assets..................................................  $13,534,374   $13,075,967  $9,119,371    $25,849,306
                                                              ===========   ===========  ==========    ===========




                                                                            Fidelity                     Templeton
                                                               Fidelity   VIP Overseas    Templeton     Development
                                                              VIP Growth     Equity     International      Market
                                                              Subaccount   Subaccount     Subaccount     Subaccount
                                                              -----------  ------------  -------------  -------------
Assets:
Investment in shares of portfolios of:
 Declaration Trust, at value................................  $        --  $        --    $       --     $        --
 Variable Series Trust I, at value..........................           --           --            --              --
 Outside Trust, at value....................................   38,251,343   11,842,076     5,387,291       3,162,539
 Policy loans and accrued interest
  receivable................................................           --           --            --              --
Receivable from:
 Declaration Trust..........................................           --           --            --              --
 Variable Series Trust I....................................           --           --            --              --
 Outside Trust..............................................      230,386      167,674        52,565             324
                                                              -----------  -----------    ----------     -----------
Total assets................................................   38,481,729   12,009,750     5,439,856       3,162,863
Liabilities:
Payable to John Hancock Mutual Life
 Insurance Company..........................................      226,432      166,482        52,023              --
Asset charges payable.......................................        3,954        1,192           542             324
                                                              -----------  -----------    ----------     -----------
Total liabilities...........................................      230,386      167,674        52,565             324
                                                              -----------  -----------    ----------     -----------
Net assets..................................................  $38,251,343  $11,842,076    $5,387,291     $ 3,162,539
                                                              ===========  ===========    ==========     ===========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               December 31, 2000


                                                                                                American
                                                                                                 Leaders
                                                                       V.a.         Mid Cap       Large
                                                                    Technology       Growth     Cap Value    Core Bond
                                                                    Subaccount     Subaccount  Subaccount    Subaccount
                                                                    ----------    -----------  -----------  ------------
Assets:
Investment in shares of portfolios of:
 Declaration Trust, at value...................................      $8,665,859   $        --  $        --   $       --
 Variable Series Trust I, at value.............................              --    10,457,762       22,327       10,349
 Outside Trust, at value.......................................              --            --           --           --
 Policy loans and accrued interest receivable..................              --            --           --           --
Receivable from:
 Declaration Trust.............................................         213,101            --           --           --
 Variable Series Trust I.......................................              --        98,879          850            1
 Outside Trust.................................................              --            --           --           --
                                                                     ----------   -----------  -----------   ----------
Total assets...................................................       8,878,960    10,556,641       23,177       10,350
Liabilities:
Payable to John Hancock Mutual Life Insurance
 Company.......................................................         212,198        97,073          848            1
Asset charges payable..........................................             903         1,806            2           --
                                                                     ----------   -----------  -----------   ----------
Total liabilities..............................................         213,101        98,879          850            1
                                                                     ----------   -----------  -----------   ----------
Net assets.....................................................      $8,665,859   $10,457,762  $    22,327   $   10,349
                                                                     ==========   ===========  ===========   ==========


                                                                      Real Estate    Growth &                 Small Cap
                                                                        Equity        Income      Managed      Equity
                                                                      Subaccount    Subaccount  Subaccount   Subaccount
                                                                     ------------   ----------  ----------   -----------
Assets:
Investment in shares of portfolios of:
 Declaration Trust, at value...................................      $       --   $        --  $        --   $       --
 Variable Series Trust I, at value.............................         100,036       238,563    2,868,128       25,475
 Outside Trust, at value.......................................              --            --           --           --
 Policy loans and accrued interest receivable..................              --            --           --           --
Receivable from:
 Declaration Trust.............................................              --            --           --           --
 Variable Series Trust I.......................................          31,882         8,778       80,309            3
 Outside Trust.................................................              --            --           --           --
                                                                     ----------   -----------  -----------   ----------
Total assets...................................................         131,918       247,341    2,948,437       25,478
Liabilities:
Payable to John Hancock Mutual Life Insurance
 Company.......................................................          31,875         8,754       80,022           --
Asset charges payable..........................................               7            24          287            3
                                                                     ----------   -----------  -----------   ----------
Total liabilities..............................................          31,882         8,778       80,309            3
                                                                     ----------   -----------  -----------   ----------
Net assets.....................................................      $  100,036   $   238,563  $ 2,868,128   $   25,475
                                                                     ==========   ===========  ===========   ==========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                                December 31, 2000



                                                                                           Janus Aspen       Brandes
                                                                                            Worldwide     International
                                                                               Global Bond    Growth         Equity
                                                                               Subaccount   Subaccount     Subaccount
                                                                               ----------- -----------   ---------------
Assets:
Investment in shares of portfolios of:
 Declaration Trust, at value..............................................       $   --      $     --        $   --
 Variable Series Trust I, at value........................................        1,093            --            --
 Outside Trust, at value..................................................           --       269,017         9,978
 Policy loans and accrued interest receivable.............................           --            --            --
Receivable from:
 Declaration Trust........................................................           --            --            --
 Variable Series Trust I..................................................          850            --            --
 Outside Trust............................................................           --        38,239             1
                                                                                 ------      --------        ------
Total assets..............................................................        1,943       307,256         9,979
Liabilities:
Payable to John Hancock Mutual Life Insurance Company.....................          850        38,215             1
Asset charges payable.....................................................           --            24            --
                                                                                 ------      --------        ------
Total liabilities.........................................................          850        38,239             1
                                                                                 ------      --------        ------
Net assets................................................................       $1,093      $269,017        $9,978
                                                                                 ======      ========        ======


                                                                                  Clifton     Frontier
                                                                                 Enhanced      Capital     Turner Core
                                                                                 Us Equity  Appreciation     Growth
                                                                                Subaccount   Subaccount    Subaccount
                                                                                ----------  ------------  ------------
Assets:
Investment in shares of portfolios of:
 Declaration Trust, at value..............................................       $   --      $     --        $   --
 Variable Series Trust I, at value........................................           --            --            --
 Outside Trust, at value..................................................        8,631         8,318         7,798
 Policy loans and accrued interest receivable.............................           --            --            --
Receivable from:
 Declaration Trust........................................................           --            --            --
 Variable Series Trust I..................................................           --            --            --
 Outside Trust............................................................            1             1             1
                                                                                 ------      --------        ------
Total assets..............................................................        8,632         8,319         7,799
Liabilities:
Payable to John Hancock Mutual Life Insurance Company.....................            1             1             1
Asset charges payable.....................................................           --            --            --
                                                                                 ------      --------        ------
Total liabilities.........................................................            1             1             1
                                                                                 ------      --------        ------
Net assets................................................................       $8,631      $  8,318        $7,798
                                                                                 ======      ========        ======

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                            STATEMENT OF OPERATIONS

                        Period ended December 31, 2000

                                               V.A.                       V.A.           V.A.
                                             Mid Cap         V.A.         Core         Large Cap
                                              Growth         Bond        Equity         Growth
                                            Subaccount    Subaccount   Subaccount     Subaccount
                                           -------------  -----------  ------------  --------------
Investment Income:
Distribution received from:
 Declaration Trust....................     $     35,474   $  595,008   $   831,207    $   371,351
 Variable Series Trust I..............               --           --            --             --
 Outside Trust........................               --           --            --             --
 Interest income on policy loans......               --           --            --             --
                                           ------------   ----------   -----------    -----------
Total investment income...............           35,474      595,008       831,207        371,351
Expenses:
 Mortality and expense risks..........           75,163      112,506       240,256        124,080
                                           ------------   ----------   -----------    -----------
Net investment income (loss)..........          (39,689)     482,502       590,951        247,271
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss).............          753,787      (93,448)      849,558        529,767
 Net unrealized appreciation
  (depreciation) during the period....       (1,688,569)     664,325    (3,237,642)    (4,376,695)
                                           ------------   ----------   -----------    -----------
Net realized and unrealized gain
 (loss) on investments................         (934,782)     570,877    (2,388,084)    (3,846,928)
                                           ------------   ----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from operations.....     $   (974,471)  $1,053,379   $(1,797,133)   $(3,599,657)
                                           ============   ==========   ===========    ===========


                                               V.A.          V.A.         V.A.
                                             Relative     Financial    High Yield        V.A.
                                              Value       Industries      Bond       International
                                            Subaccount    Subaccount   Subaccount     Subaccount
                                            ----------    ----------   ----------    -------------
Investment Income
Distribution received from:
 Declaration Trust....................     $  7,748,474   $   86,531   $  554,983     $ 102,236
 Variable Series Trust I..............               --           --           --            --
 Outside Trust........................               --           --           --            --
 Interest income on policy loans......               --           --           --            --
                                           ------------   ----------   ----------     ---------
Total investment income...............        7,748,474       86,531      554,983       102,236
Expenses:
 Mortality and expense risks..........          256,453      325,218       46,362        33,460
                                           ------------   ----------   ----------     ---------
Net investment income (loss)..........        7,492,021     (238,687)     508,621        68,776
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss).............        2,184,402       79,463     (294,407)       52,845
 Net unrealized appreciation
  (depreciation) during the period....      (10,856,807)   6,335,527     (474,988)     (968,240)
                                           ------------   ----------   ----------     ---------
Net realized and unrealized gain
 (loss) on investments................       (8,672,405)   6,414,990     (769,395)     (915,395)
                                           ------------   ----------   ----------     ---------
Net increase (decrease) in net
 assets resulting from operations.....     $ (1,180,384)  $6,176,303   $ (260,774)    $(846,619)
                                           ============   ==========   ==========     =========


See accompany notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        Period ended December 31, 2000

                                                                  V.A.         V.A.            V.A.
                                                   V.A.        Small Cap       Money         Strategic
                                               Regional Bank     Growth       Market          Income
                                                Subaccount     Subaccount   Subaccount      Subaccount
                                               -------------  ------------  -----------   ---------------
Investment Income:
Distribution received from:
 Declaration Trust.......................       $ 105,856     $   540,408   $ 1,315,845   $     1,227,432
 Variable Series Trust I.................              --              --            --                --
 Outside Trust...........................              --              --            --                --
 Interest income on policy loans.........              --              --            --                --
                                                ---------     -----------   -----------   ---------------
Total investment income..................         105,856         540,408     1,315,845         1,227,432
Expenses:
 Mortality and expense risks.............          67,986         156,737       280,875           144,984
                                                ---------     -----------   -----------   ---------------
Net investment income....................          37,870         383,671     1,034,970         1,082,448
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)................        (547,065)      2,304,928            --          (176,623)
 Net unrealized appreciation
  (depreciation) during the period.......         932,014      (6,456,613)           --          (860,182)
                                                ---------     -----------   -----------   ---------------
Net realized and unrealized gain
 (loss) on investments...................         384,949      (4,151,685)           --        (1,036,805)
                                                ---------     -----------   -----------   ---------------
Net increase (decrease) in net
 assets resulting from operations........       $ 422,819     $(3,768,014)  $ 1,034,970   $        45,643
                                                =========     ===========   ===========   ===============


                                                    V.A.         V.A.
                                                 Sovereign       500        Fundamental   Aggressive
                                                 Investors      Index         Growth       Balanced
                                                 Subaccount   Subaccount    Subaccount    Subaccount
                                                 ----------  ------------  ------------  -------------
Investment Income:
Distribution received from:
 Declaration Trust.......................        $ 342,937   $   166,450   $        --    $       --
 Variable Series Trust I.................               --            --     1,964,941       111,568
 Outside Trust...........................               --            --            --            --
 Interest income on policy loans.........               --            --            --            --
                                                 ---------   -----------   -----------    ----------
Total investment income..................          342,937       166,450     1,964,941       111,568
Expenses:
 Mortality and expense risks.............          299,332       178,845       134,522        54,008
                                                 ---------   -----------   -----------    ----------
Net investment income (loss).............           43,605       (12,395)    1,830,419        57,560
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain.......................          367,558     1,092,378       329,269        20,696
 Net unrealized (depreciation)
  during the period......................         (530,671)   (2,603,931)   (5,217,180)     (311,358)
                                                 ---------   -----------   -----------    ----------
Net realized and unrealized
 (loss) on investments...................         (163,113)   (1,511,553)   (4,887,911)     (290,662)
                                                 ---------   -----------   -----------    ----------
Net (decrease) in net assets
 resulting from operations...............        $(119,508)  $(1,523,948)  $(3,057,492)   $ (233,102)
                                                 =========   ===========   ===========    ==========


See accompany notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                         Period ended December 31, 2000


                                                        International   Small Cap      Global      Mid Cap
                                                           Equity        Growth       Balanced      Blend
Investment Income                                        Subaccount    Subaccount    Subaccount   Subaccount
                                                        -------------  ------------  ----------  ------------
Distribution received from:
 Declaration Trust..............................         $      --     $        --   $      --    $     --
 Variable Series Trust I........................           111,838       1,884,034      64,420     338,735
 Outside Trust..................................                --              --          --          --
 Interest income on policy loans................                --              --          --          --
                                                         ---------     -----------   ---------    --------
Total investment income.........................           111,838       1,884,034      64,420     338,735
Expenses:
 Mortality and expense risks....................            17,427         158,135      11,091      38,077
                                                         ---------     -----------   ---------    --------
Net investment income...........................            94,411       1,725,899      53,329     300,658
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss).......................            (5,043)         (8,038)    (14,102)     39,535
 Net unrealized (depreciation) during the period          (380,357)     (6,955,849)    (98,506)    (88,166)
                                                         ---------     -----------   ---------    --------
Net realized and unrealized (loss) on investments         (385,400)     (6,963,887)   (112,608)    (48,631)
                                                         ---------     -----------   ---------    --------
Net increase (decrease) in net assets resulting
 from operations................................         $(290,989)    $(5,237,988)  $ (59,279)   $252,027
                                                         =========     ===========   =========    ========

                                                          Large Cap    Large/Mid    Small/Mid
                                                          Value CORE   Cap Value   Cap Growth    Bond Index
Investment Income                                        Subaccount    Subaccount   Subaccount    Subaccount
                                                         -----------  -----------  -----------   -----------
Distribution received from:
 Declaration Trust..............................          $     --     $     --    $      --      $     --
 Variable Series Trust I........................           106,120       76,106      393,075       230,320
 Outside Trust..................................                --           --           --            --
 Interest income on policy loans................                --           --           --            --
                                                          --------     --------    ---------      --------
Total investment income.........................           106,120       76,106      393,075       230,320
Expenses:
 Mortality and expense risks....................            33,367       22,391       20,137        41,267
                                                          --------     --------    ---------      --------
Net investment income...........................            72,753       53,715      372,938       189,053
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss).......................            (1,645)         941       (2,838)        8,681
 Net unrealized appreciation (depreciation)
   during the period............................           210,851      313,402     (305,270)      225,982
                                                          --------     --------    ---------      --------
Net realized and unrealized gain (loss)
 on investments.................................           209,206      314,343     (308,108)      234,663
                                                          --------     --------    ---------      --------
Net increase in net assets resulting
from operations.................................          $281,959     $368,058    $  64,830      $423,716
                                                          ========     ========    =========      ========

See accompany notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                         Period ended December 31, 2000


                                                      Large Cap
                                                     Aggressive     Small/Mid    Small/Mid    Short-Term
                                                       Growth       Cap CORE     Cap Value       Bond
Investment Income                                    Subaccount    Subaccount   Subaccount    Subaccount
                                                     ----------    ----------   ----------    ----------
Distribution received from:
 Declaration Trust..............................     $        --   $       --   $        --   $        --
 Variable Series Trust I........................         184,604      132,464     1,177,883       265,416
 Outside Trust..................................              --           --            --            --
 Interest income on policy loans................              --           --            --            --
                                                     -----------   ----------   -----------   -----------
Total investment income.........................         184,604      132,464     1,177,883       265,416
Expenses:
 Mortality and expense risks....................          64,280       17,305        39,121        50,370
                                                     -----------   ----------   -----------   -----------
Net investment income...........................         120,324      115,159     1,138,762       215,046
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss).......................          35,817       13,104        32,029          (902)
 Net unrealized appreciation (depreciation) during
  the period....................................      (2,084,117)     148,108)     (375,625)      106,241
                                                     -----------   ----------   -----------   -----------
Net realized and unrealized gain (loss) on
 investments....................................      (2,048,300)     135,004)     (343,596)      105,339
                                                     -----------   ----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from operations................................     $(1,927,976)  $  (19,845)  $   795,166   $   320,385
                                                     ===========   ==========   ===========   ===========

                                                                   High Yield     AIM V.I.       AIM V.I.
                                                     Equity Index      Bond        Growth         Value
Investment Income                                     Subaccount    Subaccount   Subaccount     Subaccount
                                                     ------------  -----------  ------------  --------------
Distribution received from:
 Declaration Trust..............................     $        --    $      --   $        --   $        --
 Variable Series Trust I........................       1,120,043      223,964            --            --
 Outside Trust..................................              --           --       990,363     1,417,689
 Interest income on policy loans................              --           --            --            --
                                                     -----------    ---------   -----------   -----------
Total investment income.........................       1,120,043      223,964       990,363     1,417,689
Expenses:
 Mortality and expense risks....................          72,674       28,767       199,330       221,764
                                                     -----------    ---------   -----------   -----------
Net investment income...........................       1,047,369      195,197       791,033     1,195,925
                                                     -----------    ---------   -----------   -----------
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss).......................           1,652      (25,374)       29,505        29,305
 Net unrealized (depreciation) during the period      (3,068,776)    (592,453)   (8,567,683)   (5,798,039)
                                                     -----------    ---------   -----------   -----------
Net realized and unrealized (loss) on
 investments....................................      (3,067,124)    (617,827)   (8,538,178)   (5,768,734)
                                                     -----------    ---------   -----------   -----------
Net (decrease) in net assets resulting
 from operations................................     $(2,019,755)   $(422,630)  $(7,747,145)  $(4,572,809)
                                                     ===========    =========   ===========   ===========

See accompany notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        Period ended December 31, 2000


                                                MFS            MFS           MFS          Fidelity
                                               Growth     New Discovery    Research        VIP II
                                               Series        Series         Series       Contrafund
                                             Subaccount    Subaccount     Subaccount     Subaccount
                                            ------------  -------------  ------------  ----------------
Investment Income
Distribution received from:
 Declaration Trust........................  $        --   $        --    $        --    $            --
 Variable Series Trust I..................           --            --             --                 --
 Outside Trust............................       25,170        91,794        132,480            648,688
 Interest income on policy loans..........           --            --             --                 --
                                            -----------   -----------    -----------    ---------------
Total investment income...................       25,170        91,794        132,480            648,688
Expenses:
 Mortality and expense risks..............       81,127        89,403         53,401            182,839
                                            -----------   -----------    -----------    ---------------
Net investment income (loss)..............      (55,957)        2,391         79,079            465,849
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss).................       56,368        59,723         48,708            (39,402)
 Net unrealized (depreciation) during the
  period..................................   (1,288,626)     (961,339)    (1,027,985)        (1,973,139)
                                            -----------   -----------    -----------    ---------------
Net realized and unrealized (loss) on
 investments..............................   (1,232,258)     (901,616)      (979,277)        (2,012,541)
                                            -----------   -----------    -----------    ---------------
Net (decrease) in net assets resulting
 from operations..........................  $(1,288,215)  $  (899,225)   $  (900,198)   $    (1,546,692)
                                            ===========   ===========    ===========    ===============

                                                            Fidelity                       Templeton
                                              Fidelity    VIP Overseas    Templeton       Development
                                             VIP Growth      Equity     International       Market
                                             Subaccount    Subaccount    Subaccount       Subaccount
                                            -----------   ------------  ------------    ---------------
Investment Income
Distribution received from:
 Declaration Trust.....................     $        --   $        --   $         --    $            --
 Variable Series Trust I...............              --            --             --                 --
 Outside Trust.........................         645,032       171,644        167,461             11,523
 Interest income on policy loans.......              --            --             --                 --
                                            -----------   -----------   ------------    ---------------
Total investment income................         645,032       171,644        167,461             11,523
Expenses:
 Mortality and expense risks...........         256,423        79,362         36,007             28,962
                                            -----------   -----------   ------------    ---------------
Net investment income (loss)...........         388,609        92,282        131,454            (17,439)
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)..............           1,701        (1,306)       (49,723)           (34,435)
 Net unrealized (depreciation)
  during the period....................      (5,609,787)   (1,758,943)       (83,420)          (872,543)
                                            -----------   -----------   ------------    ---------------
Net realized and unrealized (loss) on
  investments..........................       5,608,086)   (1,760,249)      (133,143)          (906,978)
                                            -----------   -----------   ------------    ---------------
Net (decrease) in net assets
   Resulting from operations...........     $(5,219,477)  $(1,667,967)  $     (1,689)   $      (924,417)
                                            ===========   ===========   ============    ===============

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        Period ended December 31, 2000

                                                                                American
                                                      V.A.        Mid Cap     Leaders Large
                                                   Technology      Growth       Cap Value        Core Bond
                                                   Subaccount*  Subaccount*   Subaccount**      Subaccount**
                                                  ------------  ------------  -------------    --------------
Investment Income
Distribution received from:
 Declaration Trust............................    $    14,367   $        --   $          --    $           --
 Variable Series Trust I......................             --     1,623,851             132               100
 Outside Trust................................             --            --              --                --
 Interest income on policy loans..............             --            --              --                --
                                                  -----------   -----------   -------------    --------------
Total investment income.......................         14,367     1,623,851             132               100
Expenses:
  Mortality and expense risks.................         29,783        34,453               8                 4
                                                  -----------   -----------   -------------    --------------
Net investment income (loss)..................        (15,416)    1,589,398             124                96
Net realized and unrealized gain (loss)
  on investments:
 Net realized gain............................          2,984        35,457              --                --
 Net unrealized appreciation (depreciation)
  during the period...........................     (2,434,580)   (4,314,829)            732               (97)
                                                  -----------   -----------   -------------    --------------
Net realized and unrealized gain
  (loss) on investments.......................     (2,431,596)   (4,279,372)            732               (97)
                                                  -----------   -----------   -------------    --------------
Net increase (decrease) in net assets
  resulting from operations...................    $(2,447,012)  $(2,689,974)  $         856    $           (1)
                                                  ===========   ===========   =============    ==============

                                                     Real Estate     Growth &                    Small Cap
                                                        Equity        Income       Managed         Equity
                                                     Subaccount**  Subaccount**  Subaccount**   Subaccount**
                                                     ------------  ------------  ------------  --------------
Investment Income
Distribution received from:
Declaration Trust................................  $        --   $        --     $      --     $           --
 Variable Series Trust I.........................        2,789        33,340        192,176               808
 Outside Trust...................................           --            --             --                --
 Interest income on policy loans.................           --            --             --                --
                                                   -----------   -----------     ----------    --------------
Total investment income..........................        2,789        33,340        192,176               808
Expenses:
 Mortality and expense riks......................           61           188          1,501                16
                                                   -----------   -----------     ----------    --------------
Net investment income............................        2,728        33,152        190,675               792
Net realized and unrealized gain (loss)
  on investments:
 Net realized gain (loss)........................           64           (10)           333                --
 Net unrealized appreciation (depreciation)
  during the period..............................          682       (42,407)      (172,835)               18
                                                   -----------   -----------     ----------    --------------
Net realized and unrealized gain
 (loss) on investments...........................          746       (42,417)      (172,502)               18
                                                   -----------   -----------     ----------    --------------
Net increase (decrease) in net
 assets resulting from operations................  $     3,474   $    (9,265)    $   18,173    $          810
                                                   ===========   ===========     ==========    ==============

_______________________
 *   From May 1, 2000 (commencement of operations).
 **  From November 1, 2000 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        Period ended December 31, 2000

                                                                                  Janus Aspen       Brandes
                                                                       Global      Worldwide     International
                                                                        Bond         Growth         Equity
                                                                    Subaccount**  Subaccount**    Subaccount*
                                                                    ------------  ------------  ---------------
Investment Income
Distribution received from:
 Declaration Trust..........................................            $--        $     --         $  --
 Variable Series Trust I....................................              6              --            --
 Outside Trust..............................................             --              63           692
 Interest income on policy loans............................             --              --            --
                                                                        ---        --------         -----
Total investment income.....................................              6              63           692
Expenses:
 Mortality and expense risks................................             --             242            34
                                                                        ---        --------         -----
Net investment income (loss)................................              6            (179)          658
Net realized and unrealized (loss)
 on investments:
 Net realized (loss)........................................             --             (11)           --
 Net unrealized (depreciation)
  during the period.........................................             (4)        (13,427)         (124)
                                                                        ---        --------         -----
Net realized and unrealized (loss)
 on investments.............................................             (4)        (13,438)         (124)
                                                                        ---        --------         -----
Net increase (decrease) in net
 assets resulting from operations...........................            $ 2        $(13,617)        $ 534
                                                                        ===        ========         =====


                                                                         Clifton      Frontier
                                                                        Enhanced      Capital      Turner Core
                                                                        US Equity   Appreciation     Growth
                                                                       Subaccount*  Subaccount*    Subaccount*
                                                                       -----------  ------------  -------------
Investment Income
Distribution received from:
 Declaration Trust..........................................            $    --       $    --       $    --
 Variable Series Trust I....................................                 --            --            --
 Outside Trust..............................................                981         1,854         1,013
 Interest income on policy loans............................                 --            --            --
                                                                        -------       -------       -------
Total investment income.....................................                981         1,854         1,013
Expenses:
 Mortality and expense risks................................                 33            32            32
                                                                        -------       -------       -------
Net investment income.......................................                948         1,822           981
Net realized and unrealized (loss) on
 investments:
 Net realized (loss)........................................                 (2)           (4)           (3)
 Net unrealized (depreciation) during
  the period................................................             (1,810)       (3,109)       (2,741)
                                                                        -------       -------       -------
Net realized and unrealized (loss) on
 investments................................................             (1,812)       (3,113)       (2,744)
                                                                        -------       -------       -------
Net (decrease) in net assets
 resulting from operations..................................            $  (864)      $(1,291)      $(1,763)
                                                                        =======       =======       =======

__________
 * From May 1, 2000 (commencement of operations).
** From November 1, 2000 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                       STATEMENTS OF CHANGES IN NET ASSETS

                      Years and periods ended December 31,


                                                                               V.A.                       V.A.
                                                                          Mid Cap Growth                  Bond
                                                                            Subaccount                 Subaccount
                                                                     ------------------------   ---------------------------
                                                                        2000          1999         2000           1999
                                                                     ------------   ----------   -----------    -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss).....................................    $   (39,689)  $   (8,442)  $   482,502    $   267,171
 Net realized gains (losses)......................................        753,787       22,272       (93,448)       (47,490)
 Net unrealized appreciation (depreciation) during
  the period......................................................     (1,688,569)     628,790       664,325       (325,817)
                                                                      -----------   ----------   -----------    -----------
Net increase (decrease) in net assets resulting from
 operations.......................................................       (974,471)     642,620     1,053,379       (106,136)
From contractowner transactions:
 Net premiums from contractowners.................................      6,408,889    1,740,610    12,399,275      2,853,134
 Net benefits to contractowners...................................     (2,859,508)    (263,734)   (2,538,175)    (1,603,946)
                                                                      -----------   ----------   -----------    -----------
Net increase in net assets resulting from contractowner
 transactions.....................................................      3,549,381    1,476,876     9,861,100      1,249,188
                                                                      -----------   ----------   -----------    -----------
Net increase in net assets........................................      2,574,910    2,119,496    10,914,479      1,143,052
Net assets at beginning of period.................................      2,734,578      615,082     5,648,597      4,505,545
                                                                      -----------   ----------   -----------    -----------
Net assets at end of period.......................................    $ 5,309,488   $2,734,578   $16,563,076    $ 5,648,597
                                                                      ===========   ==========   ===========    ===========

                                                                               V.A.                        V.A.
                                                                            Core Equity              Large Cap Growth
                                                                            Subaccount                  Subaccount
                                                                     -------------------------   --------------------------
                                                                        2000          1999          2000           1999
                                                                     -----------   ------------  -----------    -----------
Increase (decrease) in net assets from operations:
 Net investment income............................................   $   590,951   $   266,855   $   247,271    $   139,953
 Net realized gains...............................................       849,558     1,277,793       529,767        283,894
 Net unrealized appreciation (depreciation) during
  the period......................................................    (3,237,642)      364,256    (4,376,695)       936,999
                                                                     -----------   -----------   -----------    -----------
Net increase (decrease) in net assets resulting from
 operations.......................................................    (1,797,133)    1,908,904    (3,599,657)     1,360,846
From contractowner transactions:
 Net premiums from contractowners.................................    10,527,601    11,067,913     4,224,868      5,778,345
 Net benefits to contractowners...................................    (8,223,293)   (6,610,977)   (3,720,887)    (1,576,675)
                                                                     -----------   -----------   -----------    -----------
Net increase in net assets resulting from
 contractowner transactions.......................................     2,304,308     4,456,936       503,981      4,201,670
                                                                     -----------   -----------   -----------    -----------
Net increase (decrease) in net assets.............................       507,175     6,365,840    (3,095,676)     5,562,516
Net assets at beginning of period.................................    19,332,591    12,966,751    10,159,911      4,597,395
                                                                     -----------   -----------   -----------    -----------
Net assets at end of period.......................................   $19,839,766   $19,332,591   $ 7,064,235    $10,159,911
                                                                     ===========   ===========   ===========    ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                     Years and periods ended December 31,


                                                                                 V.A.                         V.A.
                                                                               Relative                     Financial
                                                                                Value                      Industries
                                                                              Subaccount                   Subaccount
                                                                      ---------------------------  ----------------------------
                                                                          2000          1999           2000            1999
                                                                      -------------  ------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).....................................    $  7,492,021   $   582,659   $   (238,687)   $    (23,032)
 Net realized gains...............................................       2,184,402       569,290         79,463         513,229
 Net unrealized appreciation (depreciation)
  during the period...............................................     (10,856,807)    4,933,786      6,335,527        (656,480)
                                                                      ------------   -----------   ------------    ------------
Net increase (decrease) in net assets resulting from
 operations.......................................................      (1,180,384)    6,085,735      6,176,303        (166,283)
From contractowner transactions:
 Net premiums from contractowners.................................       9,588,380     7,294,133     19,313,603       7,841,714
 Net benefits to contractowners...................................      (7,219,126)   (3,602,469)   (12,877,965)    (10,303,964)
                                                                      ------------   -----------   ------------    ------------
Net increase (decrease) in net assets resulting from
 contractowner transactions.......................................       2,369,254     3,691,664      6,435,638      (2,462,250)
                                                                      ------------   -----------   ------------    ------------
Net increase (decrease) in net assets.............................       1,188,870     9,777,399     12,611,941      (2,628,533)
Net assets at beginning of period.................................      18,466,518     8,689,119     23,569,364      26,197,897
                                                                      ------------   -----------   ------------    ------------
Net assets at end of period.......................................    $ 19,655,388   $18,466,518   $ 36,181,305    $ 23,569,364
                                                                      ============   ===========   ============    ============

                                                                                V.A.                       V.A.
                                                                           High Yield Bond             International
                                                                             Subaccount                 Subaccount
                                                                      --------------------------  ------------------------
                                                                         2000          1999          2000          1999
                                                                      ------------  ------------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income............................................    $   508,621   $   410,084   $   68,776    $   65,790
 Net realized gains (losses)......................................       (294,407)     (282,805)      52,845        81,477
 Net unrealized appreciation (depreciation) during
  the period......................................................       (474,988)      324,231     (968,240)      474,076
                                                                      -----------   -----------   ----------    ----------
Net increase (decrease) in net assets resulting from
 operations.......................................................       (260,774)      451,510     (846,619)      621,343
From contractowner transactions:
 Net premiums from contractowners.................................        450,899     1,601,032    1,176,754       528,902
 Net benefits to contractowners...................................     (1,510,379)   (1,526,188)    (891,150)     (663,401)
                                                                      -----------   -----------   ----------    ----------
Net increase (decrease) in net assets resulting from
 contractowner transactions.......................................     (1,059,480)       74,844      285,604      (134,499)
                                                                      -----------   -----------   ----------    ----------
Net increase (decrease) in net assets.............................     (1,320,254)      526,354     (561,015)      486,844
Net assets at beginning of period.................................      4,187,765     3,661,411    2,712,000     2,225,156
                                                                      -----------   -----------   ----------    ----------
Net assets at end of period.......................................    $ 2,867,511   $ 4,187,765   $2,150,985    $2,712,000
                                                                      ===========   ===========   ==========    ==========

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                     Years and periods ended December 31,


                                                                                V.A.                        V.A.
                                                                            Regional Bank             Small Cap Growth
                                                                             Subaccount                  Subaccount
                                                                      --------------------------  --------------------------
                                                                         2000          1999          2000           1999
                                                                      ------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income............................................    $    37,870   $   146,344   $   383,671    $   136,618
 Net realized gains (losses)......................................       (547,065)     (142,936)    2,304,928        242,520
 Net unrealized appreciation (depreciation)
  during the period...............................................        932,014      (335,881)   (6,456,613)     2,656,744
                                                                      -----------   -----------   -----------    -----------
Net increase (decrease) in net assets resulting from
 operations.......................................................        422,819      (332,473)   (3,768,014)     3,035,882
From contractowner transactions:
 Net premiums from contractowners.................................      2,009,931     2,982,191    10,435,956      3,643,949
 Net benefits to contractowners...................................     (5,485,774)   (3,834,412)   (6,634,272)    (1,072,910)
                                                                      -----------   -----------   -----------    -----------
Net increase (decrease) in net assets resulting from
 contractowner transactions.......................................     (3,475,843)     (852,221)    3,801,684      2,571,039
                                                                      -----------   -----------   -----------    -----------
Net increase (decrease) in net assets.............................     (3,053,024)   (1,184,694)       33,670      5,606,921
Net assets at beginning of period.................................      8,158,254     9,342,948     8,945,507      3,338,586
                                                                      -----------   -----------   -----------    -----------
Net assets at end of period.......................................    $ 5,105,230   $ 8,158,254   $ 8,979,177    $ 8,945,507
                                                                      ===========   ===========   ===========    ===========

                                                                                 V.A.                         V.A.
                                                                             Money Market               Strategic Income
                                                                              Subaccount                   Subaccount
                                                                      ----------------------------  --------------------------
                                                                          2000           1999          2000           1999
                                                                      -------------  -------------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income............................................    $  1,034,970   $    439,602   $ 1,082,448    $   486,388
 Net realized (losses)............................................              --             --      (176,623)      (174,460)
 Net unrealized (depreciation) during the period..................              --             --      (860,182)       (66,911)
                                                                      ------------   ------------   -----------    -----------
Net increase in net assets resulting from operations..............       1,034,970        439,602        45,643        245,017
From contractowner transactions:
 Net premiums from contractowners.................................      68,671,762     31,740,217    11,443,228      5,752,936
 Net benefits to contractowners...................................     (49,201,976)   (20,027,145)   (3,946,158)    (2,589,287)
                                                                      ------------   ------------   -----------    -----------
Net increase in net assets resulting from
 contractowner transactions.......................................      19,469,786     11,713,072     7,497,070      3,163,649
                                                                      ------------   ------------   -----------    -----------
Net increase in net assets........................................      20,504,756     12,152,674     7,542,713      3,408,666
Net assets at beginning of period.................................      19,859,410      7,706,736     8,805,403      5,396,737
                                                                      ------------   ------------   -----------    -----------
Net assets at end of period.......................................    $ 40,364,166   $ 19,589,410   $16,348,116    $ 8,805,403
                                                                      ============   ============   ===========    ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                     Years and periods ended December 31,


                                                                                V.A.                        V.A.
                                                                         Sovereign Investors              500 Index
                                                                             Subaccount                  Subaccount
                                                                      --------------------------  --------------------------
                                                                         2000          1999          2000           1999
                                                                      ------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).....................................    $    43,605   $    65,301   $   (12,395)   $    92,522
 Net realized gains...............................................        367,558       328,306     1,092,378        828,606
 Net unrealized appreciation (depreciation)
  during the period...............................................       (530,671)       29,039    (2,603,931)     1,687,532
                                                                      -----------   -----------   -----------    -----------
Net increase (decrease) in net assets resulting from
 operations.......................................................       (119,508)      422,646    (1,523,948)     2,608,660
From contractowner transactions:
 Net premiums from contractowners.................................     16,636,963    10,879,972     1,331,798      8,595,672
 Net benefits to contractowners...................................     (8,187,877)   (2,894,509)   (5,805,248)    (5,382,835)
                                                                      -----------   -----------   -----------    -----------
Net increase (decrease) in net assets resulting from
  contractowner transactions......................................      8,449,086     7,985,463    (4,473,450)     3,212,837
                                                                      -----------   -----------   -----------    -----------
Net increase (decrease) in net assets.............................      8,329,578     8,408,109    (5,997,398)     5,821,497
Net assets at beginning of period.................................     21,789,017    13,380,908    17,623,307     11,801,810
                                                                      -----------   -----------   -----------    -----------
Net assets at end of period.......................................    $30,118,595   $21,789,017   $11,625,909    $17,623,307
                                                                      ===========   ===========   ===========    ===========

                                                                           Fundamental               Aggressive
                                                                          Mid Cap Growth              Balanced
                                                                            Subaccount               Subaccount
                                                                      -----------------------  ------------------------
                                                                         2000        1999*        2000         1999*
                                                                      ------------  ---------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income............................................    $ 1,830,419   $ 40,322   $   57,560    $    5,099
 Net realized gains...............................................        329,269      5,572       20,696         7,217
 Net unrealized appreciation (depreciation) during the
  period..........................................................     (5,217,180)    93,167     (311,358)       22,665
                                                                      -----------   --------   ----------    ----------
Net increase (decrease) in net assets resulting from
 operations.......................................................     (3,057,492)   139,061     (233,102)       34,981
From contractowner transactions:
 Net premiums from contractowners.................................     25,474,613    740,169    9,263,995     1,097,821
 Net benefits to contractowners...................................     (3,619,041)    (1,205)    (556,344)           --
                                                                      -----------   --------   ----------    ----------
Net increase in net assets resulting from
 contractowner transactions.......................................     21,855,572    738,964    8,707,651     1,097,821
                                                                      -----------   --------   ----------    ----------
Net increase in net assets........................................     18,798,080    878,025    8,474,549     1,132,802
Net assets at beginning of period.................................        878,025         --    1,132,802            --
                                                                      -----------   --------   ----------    ----------
Net assets at end of period.......................................    $19,676,105   $878,025   $9,607,351    $1,132,802
                                                                      ===========   ========   ==========    ==========

---------
*From September 1, 1999 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                     Years and periods ended December 31,


                                                                          International              Small Cap
                                                                             Equity                    Growth
                                                                           Subaccount                Subaccount
                                                                      ----------------------  -------------------------
                                                                         2000         1999*       2000          1999*
                                                                      -----------   --------  ------------  -----------
Increase (decrease) in net assets from operations:
 Net investment income............................................    $    94,411   $  1,363  $ 1,725,899    $  143,632
 Net realized gains (losses)......................................         (5,043)       455       (8,038)        4,912
 Net unrealized appreciation (depreciation) during
  the period......................................................       (380,357)     7,172   (6,955,849)       24,733
                                                                      -----------   --------  -----------    ----------
Net increase (decrease) in net assets resulting from
 operations.......................................................       (290,989)     8,990   (5,237,988)      173,277
From contractowner transactions:
 Net premiums from contractowners.................................      4,855,997    136,831   25,522,591     1,238,603
 Net benefits to contractowners...................................     (1,505,133)        --   (2,134,541)       (4,591)
                                                                      -----------   --------  -----------    ----------
Net increase in net assets resulting from
 contractowner transactions.......................................      3,350,864    136,831   23,388,050     1,234,012
                                                                      -----------   --------  -----------    ----------
Net increase in net assets........................................      3,059,875    145,821   18,150,062     1,407,289
Net assets at beginning of period.................................        145,821         --    1,407,289            --
                                                                      -----------   --------  -----------    ----------
Net assets at end of period.......................................    $ 3,205,696   $145,821  $19,557,351    $1,407,289
                                                                      ===========   ========  ===========    ==========

                                                                                                    Mid Cap
                                                                        Global Balanced              Blend
                                                                           Subaccount             Subaccount
                                                                      --------------------   -----------------------
                                                                         2000       1999*       2000         1999*
                                                                      -----------  --------  ------------  ---------
Increase (decrease) in net assets from operations:
 Net investment income.............................................   $   53,329   $ 3,266   $   300,658    $  3,461
 Net realized gains (losses).......................................      (14,102)      (67)       39,535         601
 Net unrealized appreciation (depreciation) during the
  period...........................................................      (98,506)     (335)      (88,166)      5,763
                                                                      ----------   -------   -----------    --------
Net increase (decrease) in net assets resulting from
 operations........................................................      (59,279)    2,864       252,027       9,825
From contractowner transactions:
 Net premiums from contractowners..................................    2,771,333    53,679    13,796,822     204,272
 Net benefits to contractowners....................................     (890,550)       --    (6,113,125)         --
                                                                      ----------   -------   -----------    --------
Net increase in net assets resulting from contractowner
 transactions......................................................    1,880,783    53,679     7,683,697     204,272
                                                                      ----------   -------   -----------    --------
Net increase in net assets.........................................    1,821,504    56,543     7,935,724     214,097
Net assets at beginning of period..................................       56,543        --       214,097          --
                                                                      ----------   -------   -----------    --------
Net assets at end of period........................................   $1,878,047   $56,543   $ 8,149,821    $214,097
                                                                      ==========   =======   ===========    ========


---------
*From September 1, 1999 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                     Years and periods ended December 31,


                                       Large Cap              Large/Mid
                                      Value CORE              Cap Value
                                      Subaccount              Subaccount
                                 ---------------------  ----------------------
                                    2000       1999*       2000        1999*
                                 ----------   --------  ----------   ---------
Increase (decrease) in net
 assets from operations:
 Net investment income.......... $   72,753   $  2,332  $   53,715   $     420
 Net realized gains (losses)....     (1,645)        12         941          15
 Net unrealized appreciation
  during the period.............    210,851      2,993     313,402       3,578
                                 ----------   --------  ----------   ---------
Net increase in net assets
 resulting from operations......    281,959      5,337     368,058       4,013
From contractowner
 transactions:
 Net premiums from
  contractowners................  6,573,629    232,245   5,209,014     184,116
 Net benefits to contractowners.   (266,707)        --    (706,918)         --
                                 ----------   --------  ----------   ---------
Net increase in net assets
 resulting from contractowner
 transactions...................  6,306,922    232,245   4,502,096     184,116
                                 ----------   --------  ----------   ---------
Net increase in net assets......  6,588,881    237,582   4,870,154     188,129
Net assets at beginning of
 period.........................    237,582         --     188,129          --
                                 ----------   --------  ----------   ---------
Net assets at end of period..... $6,826,463   $237,582  $5,058,283   $ 188,129
                                 ==========   ========  ==========   =========

                                       Small/Mid
                                      Cap Growth              Bond Index
                                      Subaccount              Subaccount
                                 ---------------------     -------------------
                                    2000       1999*        2000         1999*
                                 ----------  ---------    ----------   -------
Increase (decrease) in net
 assets from operations:
 Net investment income.......... $  372,938  $  21,384  $  189,053   $   3,364
 Net realized gains (losses)....     (2,838)      (182)      8,681          (1)
 Net unrealized appreciation
  (depreciation)during the
  period........................   (305,270)   (11,311)    225,982      (7,193)
                                 ----------   --------  ----------   ---------
Net increase (decrease) in
 net assets resulting from
 operations.....................     64,830      9,891     423,716      (3,830)
From contractowner
 transactions:
 Net premiums from
  contractowners................  3,942,053    153,759   7,893,249     629,864
 Net benefits to
  contractowners................   (231,411)        --  (1,143,299)         --
                                 ----------   --------  ----------   ---------
Net increase in net assets
 resulting from
 contractowner transactions.....  3,710,642    153,759   6,749,950     629,864
                                 ----------   --------  ----------   ---------
Net increase in net assets......  3,775,472    163,650   7,173,666     626,034
Net assets at beginning of
 period.........................    163,650         --     626,034          --
                                 ----------   --------  ----------   ---------
Net assets at end of period..... $3,939,122   $163,650  $7,799,700   $ 626,034
                                 ==========   ========  ==========   =========

---------
*From September 1, 1999 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                      Years and periods ended December 31,


                                      Large Cap              Small/Mid Cap
                                  Aggressive Growth              CORE
                                      Subaccount              Subaccount
                                -----------------------  --------------------
                                    2000        1999*       2000        1999*
                                ------------   --------  -----------  ---------
Increase (decrease) in net
 assets from operations:
 Net investment income......... $    120,324   $  4,259  $  115,159    $ 4,528
 Net realized gains............       35,817        319      13,104         63
 Net unrealized appreciation
  (depreciation) during the
  period.......................   (2,084,117)    48,482    (148,108)       711
                                ------------   --------  ----------    -------
Net increase (decrease) in net
 assets resulting from
 operations....................   (1,927,976)    53,060     (19,845)     5,302
From contractowner
 transactions:
 Net premiums from
  contractowners...............   22,657,650    867,984   3,374,679     64,127
 Net benefits to
  contractowners...............  (11,147,802)        --    (189,236)        --
                                ------------   --------  ----------    -------
Net increase in net assets
 resulting from contractowner
 transactions..................   11,509,848    867,984   3,185,443     64,127
                                ------------   --------  ----------    -------
Net increase in net assets.....    9,581,872    921,044   3,165,598     69,429
Net assets at beginning of
 period........................      921,044         --      69,429         --
                                ------------   --------  ----------    -------
Net assets at end of period.... $ 10,502,916   $921,044  $3,235,027    $69,429
                                ============   ========  ==========    =======

                                      Small/Mid Cap           Short-Term
                                          Value                  Bond
                                       Subaccount             Subaccount
                                -----------------------  --------------------
                                    2000       1999*        2000      1999*
                                -----------  ----------  ---------- ---------
Increase (decrease) in net
 assets from operations:
 Net investment income......... $1,138,762     $  2,162  $  215,046    $  2,666
 Net realized gains (losses)...     32,029          132        (902)         28
 Net unrealized appreciation
  (depreciation) during the
  period.......................   (375,625)       4,387     106,241      (2,544)
                                ----------     --------  ----------    --------
Net increase in net assets
 resulting from operations.....    795,166        6,681     320,385         150
From contractowner
 transactions:
 Net premiums from
  contractowners...............  8,683,673      137,291   8,141,496     407,348
 Net benefits to
  contractowners...............   (420,071)          --    (494,686)         --
                                ----------     --------  ----------    --------
Net increase in net assets
 resulting from contractowner
 transactions..................  8,263,602      137,291   7,646,810     407,348
                                ----------     --------  ----------    --------
Net increase in net assets.....  9,058,768      143,972   7,967,195     407,498
Net assets at beginning of
 period........................    143,972           --     407,498          --
                                ----------     --------  ----------    --------
Net assets at end of period.... $9,202,740     $143,972  $8,374,693    $407,498
                                ==========     ========  ==========    ========

________
*From September 1, 1999 (commencement of operations).

See accompanying notes.

                   JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                     Years and periods ended December 31,


                                                                           Equity Index               High Yield Bond
                                                                            Subaccount                   Subaccount
                                                                     -------------------------     ------------------------
                                                                         2000         1999*           2000         1999*
                                                                     ------------   ----------     ----------    ----------
Increase (decrease) in net assets from operations:
 Net investment income..........................................     $  1,047,369   $   51,417   $    195,197   $     1,554
 Net realized gains (losses)....................................            1,652        7,155        (25,374)            4
 Net unrealized appreciation (depreciation) during
  the period....................................................       (3,068,776)      40,583       (592,453)        1,402
                                                                     ------------   ----------   ------------   -----------
Net increase (decrease) in net assets resulting from
  operations....................................................       (2,019,755)      99,155       (422,630)        2,960
From contractowner transactions:
 Net premiums from contractowners...............................       29,281,479    2,074,769      4,981,633       270,768
 Net benefits to contractowners.................................       (2,049,283)          --        (35,170)           --
                                                                     ------------   ----------   ------------   -----------
Net increase in net assets resulting from
 contractowner transactions.....................................       27,232,196    2,074,769      4,946,463       270,768
                                                                     ------------   ----------   ------------   -----------
Net increase in net assets......................................       25,212,441    2,173,924      4,523,833       273,728
Net assets at beginning of period...............................        2,173,924           --        273,728            --
                                                                     ------------   ----------   ------------   -----------
Net assets at end of period.....................................     $ 27,386,365   $2,173,924   $  4,797,561   $   273,728
                                                                     ============   ==========   ============   ===========

                                                                          AIM V.I. Growth              AIM V.I. Value
                                                                            Subaccount                   Subaccount
                                                                     -------------------------   --------------------------
                                                                         2000         1999*          2000          1999*
                                                                     ------------   ----------   ------------   -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...................................     $    791,033   $   (1,413)  $  1,195,925   $    (1,949)
 Net realized gains.............................................           29,505        3,526         29,305           129
 Net unrealized appreciation (depreciation) during the
  period........................................................       (8,567,683)      76,982     (5,798,039)       91,722
                                                                     ------------   ----------   ------------   -----------
Net increase (decrease) in net assets resulting from
 operations.....................................................       (7,747,145)      79,095     (4,572,809)       89,902
From contractowner transactions:
 Net premiums from contractowners...............................       38,015,257    1,433,635     36,957,575     2,609,731
 Net benefits to contractowners.................................       (1,683,067)     (22,122)    (2,497,110)           --
                                                                     ------------   ----------   ------------   -----------
Net increase in net assets resulting from contractowner
 transactions...................................................      36,332,190    1,411,513      34,460,465     2,609,731
                                                                     ------------   ----------   ------------   -----------
Net increase in net assets......................................      28,585,045    1,490,608      29,887,656     2,699,633
Net assets at beginning of period...............................       1,490,608           --       2,699,633            --
                                                                     ------------   ----------   ------------   -----------
Net assets at end of period.....................................     $30,075,653   $1,490,608    $ 32,587,289   $ 2,699,633
                                                                     ============   ==========   ============   ===========

___________
*From September 1, 1999 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                      Years and periods ended December 31,

                                                                           MFS                        MFS
                                                                      Growth Series          New Discovery Series
                                                                        Subaccount                Subaccount
                                                                  ----------------------   -------------------------
                                                                     2000        1999*        2000          1999*
                                                                  -----------   --------   -----------    ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................     $   (55,957)  $  2,188   $     2,391    $    4,320
 Net realized gains..........................................          56,368      1,989        59,723            12
 Net unrealized appreciation (depreciation) during the
  period.....................................................      (1,288,626)    67,184      (961,339)       21,851
                                                                  -----------   --------   -----------    ----------
Net increase (decrease) in net assets resulting from
 operations..................................................      (1,288,215)    71,361      (899,225)       26,183
From contractowner transactions:
 Net premiums from contractowners............................      14,703,630    760,769    14,967,714       233,408
 Net benefits to contractowners..............................        (713,097)       (74)   (1,252,113)           --
                                                                  -----------   --------   -----------    ----------
Net increase in net assets resulting from contractowner
 transactions................................................      13,990,533    760,695    13,715,601       233,408
                                                                  -----------   --------   -----------    ----------
Net increase in net assets...................................      12,702,318    832,056    12,816,376       259,591
Net assets at beginning of period............................         832,056         --       259,591            --
                                                                  -----------   --------   -----------    ----------
Net assets at end of period..................................     $13,534,374   $832,056   $13,075,967    $  259,591
                                                                  ===========   ========   ===========    ==========

                                                                           MFS                  Fidelity VIP II
                                                                     Research Series              Contrafund
                                                                        Subaccount                Subaccount
                                                                  ----------------------   -------------------------
                                                                      2000        1999*       2000          1999*
                                                                  -----------   --------   -----------    ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................     $    79,079   $ (1,009)  $   465,849    $   (2,610)
 Net realized gains (losses).................................          48,708      4,125       (39,402)          256
 Net unrealized appreciation (depreciation) during the
  period.....................................................      (1,027,985)    71,925    (1,973,139)      195,208
                                                                  -----------   --------   -----------    ----------
Net increase (decrease) in net assets resulting from
  operations.................................................        (900,198)    75,041    (1,546,692)      192,854
From contractowner transactions:
 Net premiums from contractowners............................       9,695,255    745,400    26,332,944     2,803,041
 Net benefits to contractowners..............................        (496,127)        --    (1,932,841)           --
                                                                  -----------   --------   -----------    ----------
Net increase in net assets resulting from contractowner
 transactions................................................       9,199,128    745,400    24,400,103     2,803,041
                                                                  -----------   --------   -----------    ----------
Net increase in net assets...................................       8,298,930    820,441    22,853,411     2,995,895
Net assets at beginning of period............................         820,441         --     2,995,895            --
                                                                  -----------   --------   -----------    ----------
Net assets at end of period..................................     $ 9,119,371   $820,441   $25,849,306    $2,995,895
                                                                  ===========   ========   ===========    ==========


___________
*From September 1, 1999 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                              Fidelity Vip Growth      Fidelity Vip Overseas Equity
                                                                   Subaccount                   Subaccount
                                                            ------------------------   ----------------------------
                                                               2000         1999*           2000            1999*
                                                            ------------  -----------  ---------------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)..........................     $   388,609   $   (3,138)   $    92,282       $   (497)
 Net realized gains (losses)...........................           1,701        6,287         (1,306)           289
 Net unrealized appreciation (depreciation)
  during the period....................................      (5,609,787)     248,358     (1,758,943)        50,249
                                                            -----------   ----------    -----------       --------
Net increase (decrease) in net  assets resulting
 from operations.......................................      (5,219,477)     251,507     (1,667,967)        50,041
From contractowner transactions:
 Net premiums from contractowners......................      42,369,196    3,107,393     13,518,648        636,358
 Net benefits to contractowners........................      (2,240,387)     (16,889)      (695,004)            --
                                                            -----------   ----------    -----------       --------
Net increase in net assets resulting
 from contractowner transactions.......................      40,128,809    3,090,504     12,823,644        636,358
                                                            -----------   ----------    -----------       --------
Net increase in net assets.............................      34,909,332    3,342,011     11,155,677        686,399
Net assets at beginning of period......................       3,342,011           --        686,399             --
                                                            -----------   ----------    -----------       --------
Net assets at end of period............................     $38,251,343   $3,342,011    $11,842,076       $686,399
                                                            ===========   ==========    ===========       ========

                                                                                                Templeton
                                                            Templeton International        Development Market
                                                                  Subaccount                   Subaccount
                                                            ------------------------      ---------------------------
                                                               2000          1999*            2000            1999*
                                                            ----------    ----------      ----------      -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...........................    $  131,454    $     (334)     $  (17,439)     $      (423)
 Net realized gains (losses)............................       (49,723)          155         (34,435)             611
 Net unrealized appreciation (depreciation) during
  the period............................................       (83,420)       23,747        (872,543)          44,304
                                                            ----------    ----------      ----------      -----------
Net increase (decrease) in net assets resulting
 from operations........................................        (1,689)       23,568        (924,417)          44,492
From contractowner transactions:
 Net premiums from contractowners.......................     5,495,142       350,073       4,143,674          354,024
 Net benefits to contractowners.........................      (479,803)           --        (455,234)              --
                                                            ----------    ----------      ----------      -----------
Net increase in net assets resulting from
 contractowner transactions.............................     5,015,339       350,073       3,688,440          354,024
                                                            ----------    ----------      ----------      -----------
Net increase in net assets..............................     5,013,650       373,641       2,764,023          398,516
Net assets at beginning of period.......................       373,641            --         398,516               --
                                                            ----------    ----------      ----------      -----------
Net assets at end of period.............................    $5,387,291    $  373,641      $3,162,539      $   398,516
                                                            ==========    ==========      ==========      ===========

_______________
*From September 1, 1999 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                          V.A.         Mid Cap      American Leaders
                                                       Technology       Growth      Large Cap Value    Core Bond
                                                       Subaccount     Subaccount       Subaccount      Subaccount
                                                       ------------  -------------  ----------------  -----------
                                                         2000**         2000**          2000***         2000***
                                                       ------------  -------------  ----------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)......................    $   (15,416)  $  1,589,398       $   124         $    96
 Net realized gains................................          2,984         35,457            --              --
 Net unrealized appreciation (depreciation)
  during the period................................     (2,434,580)    (4,314,829)          732             (97)
                                                       -----------   ------------       -------         -------
Net increase (decrease) in net assets
 resulting from operations.........................     (2,447,012)    (2,689,974)          856              (1)
From contractowner transactions:
 Net premiums from contractowners..................     11,198,948     25,473,653        21,471          10,350
 Net benefits to contractowners....................        (86,077)   (12,325,917)           --              --
                                                       -----------   ------------       -------         -------
Net increase in net assets resulting
    from contractowner transactions................     11,112,871     13,147,736        21,471          10,350
                                                       -----------   ------------       -------         -------
Net increase in net................................      8,665,859     10,457,762        22,327          10,349
Net assets at beginning of period..................             --             --            --              --
                                                       -----------   ------------       -------         -------
Net assets at end of  period.......................    $ 8,665,859   $ 10,457,762       $22,327         $10,349
                                                       ===========   ============       =======         =======


                                                           Real Estate       Growth &                       Small Cap
                                                             Equity           Income         Managed          Equity
                                                           Subaccount       Subaccount     Subaccount       Subaccoun
                                                           -----------      ----------     -----------     ----------
                                                             2000***         2000***         2000***         2000***
                                                           -----------      ----------     -----------     ----------
Increase (decrease) in net assets from operations:
 Net investment income...............................        $  2,728        $  33,152      $  190,675        $   792
 Net realized gains (losses).........................              64              (10)            333             --
 Net unrealized appreciation (depreciation) during
  the period.........................................             682          (42,407)       (172,835)            18
                                                             --------        ---------      ----------        -------
Net increase (decrease) in net assets resulting
 from operations.....................................           3,474           (9,265)         18,173            810
From contractowner transactions:
 Net premiums from contractowners....................         192,042          495,477       2,824,955         24,665
 Net benefits to contractowners......................         (95,480)        (247,649)             --             --
                                                             --------        ---------      ----------        -------
Net increase in net assets resulting
 from contractowner transactions.....................          96,562          247,828       2,849,955         24,665
                                                             --------        ---------      ----------        -------
Net increase in net assets...........................         100,036          238,563       2,868,128         25,475
Net assets at beginning of period....................              --               --              --             --
                                                             --------        ---------      ----------        -------
Net assets at end of period..........................        $100,036        $ 238,563      $2,868,128        $25,475
                                                             ========        =========      ==========        =======

____________________
  ** From May 1, 2000 (commencement of operations).
 *** From November 1, 2000 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                      Years and periods ended December 31,


                                                                                        Janus Aspen         Brandes
                                                                                         Worldwide       International
                                                                      Global Bond        Growth             Equity
                                                                      Subaccount        Subaccount        Subaccount
                                                                      -----------       -----------      -------------
                                                                        2000***           2000***           2000**
                                                                      -----------       -----------      -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).....................................    $         6       $      (179)     $         658
 Net realized (losses)............................................             --               (11)                --
 Net unrealized (depreciation) during the period..................             (4)          (13,427)              (124)
                                                                      -----------       -----------      -------------
Net increase (decrease) in net assets resulting from operations...              2           (13,617)               534
From contractowner transactions:
 Net premiums from contractowners.................................          1,091           282,634              9,744
 Net benefits to contractowners...................................             --                --                 --
                                                                      -----------       -----------      -------------
Net increase in net assets resulting from contractowner
 transactions.....................................................          1,091           282,634              9,444
                                                                      -----------       -----------      -------------
Net increase in net assets........................................          1,093           269,017              9,978
Net assets at beginning of period.................................             --                --                 --
                                                                      -----------       -----------      -------------
Net assets at end of period.......................................    $     1,093       $   269,017      $       9,978
                                                                      ===========       ===========      =============

                                                           Clifton Enhanced  Frontier Capital       Turner
                                                              US Equity        Appreciation       Core Growth
                                                             Subaccount         Subaccount         Subaccount
                                                          ----------------   ---------------      -------------
                                                                2000**           2000**               2000**
                                                          ----------------   ---------------      -------------
Increase in net assets from
 operations:
 Net investment income.................................      $    948            $  1,822            $    981
 Net realized (losses).................................            (2)                 (4)                 (3)
 Net unrealized (depreciation) during the period.......        (1,810)             (3,109)             (2,741)
                                                             --------            --------            --------
Net (decrease) in net assets resulting from
 operations............................................          (864)             (1,291)             (1,763)
From contractowner transactions:
 Net premiums from contractowners......................         9,495               9,609               9,561
 Net benefits to contractowners........................            --                  --                  --
                                                             --------            --------            --------
Net increase in net assets resulting from contractowner
 transactions..........................................         9,495               9,609               9,561
                                                             --------            --------            --------
Net increase in net assets.............................         8,631               8,318               7,798
Net assets at beginning of period......................            --                  --                  --
                                                             --------            --------            --------
Net assets at end of period............................      $  8,631            $  8,318            $  7,798
                                                             ========            ========            ========

___________
 ** From May 1, 2000 (commencement of operations).
*** From November 1, 2000 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2000

1. Organization

John Hancock Variable Annuity Account H (the Account) is a separate investment account of John Hancock Life Insurance Company (JHLICO or John Hancock). The Account commenced investment operations on April 14, 1998. The Account was formed to fund variable annuity contracts (Contracts) issued by JHLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of fifty-four subaccounts. The assets of each subaccount are invested in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust) or of other Outside Investment Trust (Outside Trust). New subaccounts may be added as new Funds are added to the Trust, or as other investment options are developed and made available to contractowners. The fifty-four Funds of the Trust and Outside Trust which are currently available are V.A. Mid Cap Growth, V.A. Bond, V.A. Core Equity, V.A. Large Cap Growth, V.A. Relative Value (formerly, Large Cap Value), V.A. Financial Industries, V.A. High Yield Bond, V.A. International, V.A. Regional Bank, V.A. Small Cap Growth, V.A. Money Market, V.A. Strategic Income, V.A. Sovereign Investors, V.A. 500 Index, Fundamental Growth (formerly, Fundamental Mid Cap Growth), Aggressive Balanced, International Equity, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Blend, Large Cap Value CORE, Large/Mid Cap Value, Small/Mid Cap Growth, Bond Index, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small/Mid Cap Value, Short-Term Bond, Equity Index, High Yield Bond, AIM V.I. Growth, AIM V.I. Value, MFS Growth Series, MFS New Discovery Series, MFS Research Series, Fidelity VIP II Contrafund (formerly, VIP II Contrafund), Fidelity VIP Growth (formerly, VIP Growth), Fidelity VIP Overseas Equity (formerly, VIP Overseas Equity), Templeton International, Templeton Development Market, V.A. Technology, Mid Cap Growth, American Leaders Large Cap Value, Core Bond, Real Estate Equity, Growth & Income, Managed, Small Cap Equity (formerly, Small Cap Value), Global Bond, Janus Aspen Worldwide Growth, Brandes International Equity, Clifton Enhanced US Equity, Frontier Capital Appreciation and Turner Core Growth Subaccount. Each Fund has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other contracts benefits. Additional assets are held in JHLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHLICO. The portion of the Account's assets applicable to the contracts may not be charged with liabilities arising out of any other business JHLICO may conduct.

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Investment in shares of the Trust are valued at the reported net asset values of the respective Funds. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of Fund shares are determined on the basis of identified cost.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the contracts funded in the Account. Currently, JHLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses

JHLICO assumes mortality and expense risks of the contracts for which asset charges are deducted at various rates ranging from .90% to 1.25%, (Declaration Trust is .90%, Patriot Annuity is 1.15%, and the Revolution Annuity is 1.25%) depending on the type of contract, of net assets of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

JHLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

3. Transaction with Affiliates

John Hancock Advisers, Inc. acts as the distributor, principal underwriter and investment advisor for certain of the Funds.

Certain officers of the Account are officers and directors of JHLICO, the Funds, John Hancock Advisers, Inc. or John Hancock.

4. Details of Investments

The details of the shares owned and cost and value of investments in the Subaccount of the Trust at December 31, 2000 were as follows:


                                     Shares
Subaccount                           Owned        Cost          Value
------------------------------------------------------------------------
V.A. Mid Cap Growth..............     351,855  $ 6,312,423   $ 5,309,488
V.A. Bond Fund...................   1,608,869   16,216,446    16,563,076
V.A. Core Equity.................   1,132,407   21,093,894    19,839,766
V.A. Large Cap Growth............     687,852    9,842,517     7,064,235
V.A. Relative Value..............   1,847,311   24,623,875    19,655,388
V.A. Financial Industries........   1,972,808   29,930,462    36,181,305
V.A. High Yield Bond.............     428,791    3,484,348     2,867,511
V.A. International...............     196,977    2,517,653     2,150,985
V.A. Regional Bank...............     516,201    4,614,422     5,105,230
V.A. Small Cap Growth............     623,554   12,407,023     8,979,177
V.A. Money Market................  40,364,166   40,364,166    40,364,166
V.A. Strategic Income............   1,821,348   17,417,599    16,348,116
V.A. Sovereign Investors.........   1,919,604   29,317,376    30,118,595
V.A. 500 Index...................     717,206   11,582,964    11,625,909
Fundamental Growth...............   1,571,824   24,800,118    19,676,105
Aggressive Balanced..............     938,481    9,896,044     9,607,351
International Equity.............     325,395    3,578,881     3,205,696
Small Cap Growth.................   1,451,694   26,488,467    19,557,351
Global Balanced..................     202,488    1,976,888     1,878,047

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

4. Details of Investments (continued)


                                          Shares
Subaccount                                Owned        Cost          Value
----------------------------------------------------------------------------
Mid Cap Blend........................     672,184  $ 8,232,224   $ 8,149,821
Large Cap Value CORE.................     655,050    6,612,619     6,826,463
Large/Mid Cap Value..................     437,257    4,741,303     5,058,283
Small/Mid Cap Growth.................     287,450    4,255,703     3,939,122
Bond Index...........................     800,647    7,580,911     7,799,700
Large Cap Aggressive Growth..........   1,103,688   12,538,551    10,502,916
Small/Mid Cap CORE...................     329,584    3,382,424     3,235,027
Small/Mid Cap Value..................     786,324    9,573,978     9,202,740
Short-Term Bond......................     849,072    8,270,996     8,374,693
Equity Index.........................   1,552,166   30,414,558    27,386,365
High Yield Bond......................     654,279    5,388,612     4,797,561
AIM V.I. Growth......................   1,211,751   38,566,354    30,075,653
AIM V.I. Value.......................   1,193,236   38,293,606    32,587,289
MFS Growth Series....................   1,041,106   14,755,816    13,534,374
MFS New Discovery Series.............     787,235   14,015,455    13,075,967
MFS Research Series..................     438,431   10,075,431     9,119,371
Fidelity VIP II Contrafund...........   1,092,070   27,627,237    25,849,306
Fidelity VIP Growth..................     879,341   43,612,772    38,251,343
Fidelity VIP Overseas Equity.........     593,885   13,550,770    11,842,076
Templeton International..............     288,553    5,446,964     5,387,291
Templeton Development Market.........     605,862    3,990,778     3,162,539
V.A. Technology......................   1,182,245   11,100,439     8,665,859
Mid Cap Growth.......................     670,325   14,772,591    10,457,762
American Leaders Large Cap Value.....       2,086       21,595        22,327
Core Bond............................       1,002       10,446        10,349
Real Estate Equity...................       7,263       99,354       100,036
Growth & Income......................      16,822      280,970       238,563
Managed..............................     207,453    3,040,963     2,868,128
Small Cap Equity.....................       2,787       25,457        25,475
Global Bond..........................         106        1,097         1,093
Janus Aspen Worldwide Growth.........       7,316      282,444       269,017
Brandes International Equity.........         667       10,102         9,978
Clifton Enhanced US Equity...........         529       10,441         8,631
Frontier Capital Appreciation........         482       11,427         8,318
Turner Core Growth...................         444       10,539         7,798

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

4. Details of Investments (continued)

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Funds during 2000, were as follows:


Subaccount                               Purchases       Sales
-----------------------------------------------------------------
V.A. Mid Cap Growth..................   $ 6,249,830   $ 2,740,138
V.A. Bond Fund.......................    11,774,868     1,431,267
V.A. Core Equity.....................     8,185,415     5,290,155
V.A. Large Cap Growth................     4,067,886     3,316,634
V.A. Relative Value..................    15,565,465     5,704,190
V.A. Financial Industries............    12,921,571     6,724,620
V.A. High Yield Bond.................    12,921,571     1,441,629
V.A. International...................     1,009,354       654,974
V.A. Regional Bank...................       897,452     4,335,425
V.A. Small Cap Growth................    10,643,535     6,458,180
V.A. Money Market....................    53,270,909    32,766,153
V.A. Strategic Income................    10,558,985     1,979,466
V.A. Sovereign Investors.............    12,571,589     4,078,898
V.A. 500 Index.......................     1,219,403     5,705,247
Fundamental Growth...................    25,356,152     1,670,160
Aggressive Balanced..................     9,858,397     1,093,186
International Equity.................     3,599,405       154,131
Small Cap Growth.....................    25,878,286       764,337
Global Balanced......................     2,963,751     1,029,639
Mid Cap Blend........................     8,318,184       333,829
Large Cap Value CORE.................     6,566,506       186,831
Large/Mid Cap Value..................     4,670,956       115,145
Small/Mid Cap Growth.................     4,231,635       148,054
Bond Index...........................     8,265,304     1,326,301
Large Cap Aggressive Growth..........    11,979,985       349,813
Small/Mid Cap CORE...................     3,498,888       198,286
Small/Mid Cap Value..................     9,616,450       214,086
Short-Term Bond......................     8,280,747       418,889
Equity Index.........................    28,757,029       477,464
High Yield Bond......................     5,463,860            --
AIM V.I. Growth......................    37,378,551       255,328
AIM V.I. Value.......................    36,411,923       755,535
MFS Growth Series....................    14,369,774       435,198
MFS New Discovery Series.............    14,435,012       717,021
MFS Research Series..................     9,713,958       435,751
Fidelity VIP II Contrafund...........    25,728,148       862,196
Fidelity VIP Growth..................    41,136,736       619,319

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

4. Details of Investments (continued)

Subaccount                                 Purchases     Sales
----------------------------------------------------------------
Fidelity VIP Overseas Equity...........   $13,125,811   $209,885
Templeton International................     5,534,361    387,567
Templeton Development Market...........     3,948,235    277,235
V.A. Technology........................    11,498,921    401,466
Mid Cap Growth.........................    15,110,790    373,656
American Leaders Large Cap Value.......        21,601          6
Core Bond..............................        10,450          4
Real Estate Equity.....................       100,391      1,101
Growth & Income........................       281,061         82
Managed................................     3,055,504     14,873
Small Cap Equity.......................        25,471         14
Global Bond............................         1,097         --
Janus Aspen Worldwide Growth...........       282,632        177
Brandes International Equity...........        10,137         35
Clifton Enhanced US Equity.............        10,475         33
Frontier Capital Appreciation..........        11,463         31
Turner Core Growth.....................        10,574         31

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

5. Net Assets

Accumulation shares attributable to net assets of contractowners and accumulation share values for each at December 31, 2000 were as follows:

                               Ny Declaration #1           Ny Declaration #2             Ny Patriot #3
                           -----------------------------------------------------------------------------------
                           Accumulation  Accumulation  Accumulation  Accumulation  Accumulation   Accumulation
Subaccount                    Shares     Share Values     Shares     Share Values     Shares      Share Values
--------------------------------------------------------------------------------------------------------------
V.A. Mid Cap Growth           249,717       $14.66        41,192        $14.77         54,107        $14.66
V.A. Bond Fund                243,578        13.27        34,637         13.42         28,264         13.27
V.A. Core Equity              410,828        18.80        66,522         19.00        118,228         18.80
V.A. Large Cap Growth         403,234        10.50       118,041         10.62        116,583         10.50
V.A. Relative Value           654,799        17.44       176,762         17.57        136,874         17.44
V.A. Financial Industries     791,558        17.90       135,905         18.06        110,965         17.90
V.A. High Yield Bond          246,852         9.21         8,187          9.28         47,146          9.67
V.A. International            156,245        12.11        21,307         12.24             --            --
V.A. Regional Bank            476,456        10.15        28,040         10.22             --            --
V.A. Small Cap Growth         421,311        14.91        75,128         15.07         87,304         14.91
V.A. Money Market           2,219,338         1.17       690,010          1.18      1,122,152          1.17
V.A. Strategic Income         310,885        12.64        29,066         12.78         50,638         12.64
V.A. Sovereign Investors      544,527        15.94       176,007         16.11        149,718         15.94
V.A. 500 Index                520,461        19.25        82,620         19.46             --            --
Fundamental Growth                 --           --            --            --             --            --
Aggressive Balanced                --           --            --            --             --            --
International Equity               --           --            --            --             --            --
Small Cap Growth                   --           --            --            --             --            --
Global Balanced                    --           --            --            --             --            --
Mid Cap Blend                      --           --            --            --             --            --
Large Cap Value CORE               --           --            --            --             --            --
Large/Mid Cap Value                --           --            --            --             --            --
Small/Mid Cap Growth               --           --            --            --             --            --
Bond Index                         --           --            --            --             --            --

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

5. Net Assets (continued)

                                 Ny Patriot #4              Ny Revolution #5            Ny Revolution #6
                           -----------------------------------------------------------------------------------
                           Accumulation  Accumulation  Accumulation  Accumulation  Accumulation   Accumulation
Subaccount                    Shares     Share Values     Shares     Share Values     Shares      Share Values
--------------------------------------------------------------------------------------------------------------
V.A. Mid Cap Growth           16,808        $14.76          --          $   --              --       $   --
V.A. Bond Fund                 6,311         13.42          --           11.32         919,245        13.27
V.A. Core Equity              14,203         19.00          --            9.82         438,133        18.80
V.A. Large Cap Growth         33,267         10.62          --              --              --           --
V.A. Relative Value           28,602         17.57          --            9.21         243,616         9.20
V.A. Financial Industries     13,453         18.06          --           13.22         930,938        17.90
V.A. High Yield Bond           8,742          9.28          --              --              --           --
V.A. International                --            --          --              --              --           --
V.A. Regional Bank                --            --          --              --              --           --
V.A. Small Cap Growth         17,565         15.07          --              --              --           --
V.A. Money Market            677,351          1.18          --            1.05      29,168,132         1.18
V.A. Strategic Income         65,109         12.78          --           10.33         823,934        12.64
V.A. Sovereign Investors       9,658         16.11          --           10.11       1,008,781        15.94
V.A. 500 Index                    --            --          --              --              --           --
Fundamental Growth                --            --          --           14.76       1,326,702        14.74
Aggressive Balanced               --            --          --           10.38         924,951        10.37
International Equity              --            --          --           10.25         310,881        10.23
Small Cap Growth                  --            --          --           11.53       1,185,945        16.44
Global Balanced                   --            --          --            9.53         158,065        11.65
Mid Cap Blend                     --            --          --           13.02         622,572        13.01
Large Cap Value CORE              --            --          --           10.72         629,828        10.71
Large/Mid Cap Value               --            --          --           11.70         425,196        11.68
Small/Mid Cap Growth              --            --          --           11.34         191,414        20.47
Bond Index                        --            --          --           11.03         728,698        10.63

                    John Hancock Variable Annuity Account H

5. Net Assets (continued)

                                   Ny Declaration #1           Ny Declaration #2             Ny Patriot #3
                               -----------------------------------------------------------------------------------
                               Accumulation  Accumulation  Accumulation  Accumulation  Accumulation   Accumulation
Subaccount                        Shares     Share Values     Shares     Share Values     Shares      Share Values
------------------------------------------------------------------------------------------------------------------
Large Cap Aggressive Growth         --            --            --            --            --             --
Small/Mid Cap CORE                  --            --            --            --            --             --
Small/Mid Cap Value                 --            --            --            --            --             --
Short-Term Bond                     --            --            --            --            --             --
Equity Index                        --            --            --            --            --             --
High Yield Bond                     --            --            --            --            --             --
AIM V.I. Growth                     --            --            --            --            --             --
AIM V.I. Value                      --            --            --            --            --             --
MFS Growth Series                   --            --            --            --            --             --
MFS New Discovery Series            --            --            --            --            --             --
MFS Research Series                 --            --            --            --            --             --
Fidelity VIP II Contrafund          --            --            --            --            --             --
Fidelity VIP Growth                 --            --            --            --            --             --
Fidelity VIP Overseas Equity        --            --            --            --            --             --
Templeton International             --            --            --            --            --             --
Templeton Development Market        --            --            --            --            --             --
V.A. Technology                     --            --            --            --            --             --
Mid Cap Growth                      --            --            --            --            --             --
American Leaders Large Cap
Value                               --            --            --            --            --             --
Core Bond                           --            --            --            --            --             --
Real Estate Equity                  --            --            --            --            --             --
Growth & Income                     --            --            --            --            --             --
Managed                             --            --            --            --            --             --
Small Cap Equity                    --            --            --            --            --             --
Global Bond                         --            --            --            --            --             --
Janus Aspen Worldwide Growth        --            --            --            --            --             --
Brandes International Equity        --            --            --            --            --             --
Clifton Enhanced US Equity          --            --            --            --            --             --
Frontier Capital Appreciation       --            --            --            --            --             --

                    John Hancock Variable Annuity Account H

5. Net Assets (continued)

                                   Ny Patriot #4              Ny Revolution #5            Ny Revolution #6
                              -------------------------------------------------------------------------------------
                              Accumulation  Accumulation  Accumulation  Accumulation  Accumulation   Accumulation
        Subaccount               Shares     Share Values     Shares     Share Values     Shares      Share Values
-------------------------------------------------------------------------------------------------------------------
Large Cap Aggressive Growth         --            --            --          $ 9.61      1,086,306        $ 9.60
Small/Mid Cap CORE                  --            --            --           11.98        244,652         13.16
Small/Mid Cap Value                 --            --            --           13.89        652,162         13.87
Short-Term Bond                     --            --            --           10.80        619,135         13.31
Equity Index                        --            --            --            9.96      1,345,069         20.22
High Yield Bond                     --            --            --            9.01        522,500          9.04
AIM V.I. Growth                     --            --            --            9.67      3,071,879          9.66
AIM V.I. Value                      --            --            --            9.94      3,240,530          9.92
MFS Growth Series                   --            --            --           11.47      1,176,147         11.45
MFS New Discovery Series            --            --            --           14.79        877,857         14.77
MFS Research Series                 --            --            --           11.16        816,216         11.14
Fidelity VIP II Contrafund          --            --            --           10.71      2,399,696         10.69
Fidelity VIP Growth                 --            --            --           10.59      3,596,153         10.57
Fidelity VIP Overseas Equity        --            --            --            9.98      1,171,210          9.97
Templeton International             --            --            --           10.64        502,345         10.63
Templeton Development Market        --            --            --            7.97        397,174          7.96
V.A. Technology                     --            --            --            7.29      1,160,669          7.28
Mid Cap Growth                      --            --            --            7.12      1,456,523          7.11
American Leaders Large Cap
Value                               --            --            --            9.96          2,157          9.96
Core Bond                           --            --            --           10.33          1,002         10.33
Real Estate Equity                  --            --            --           10.95          6,226         10.95
Growth & Income                     --            --            --            8.82         26,057          8.82
Managed                             --            --            --            9.73        286,432          9.73
Small Cap Equity                    --            --            --            8.32          3,064          8.31
Global Bond                         --            --            --           10.60             23         10.60
Janus Aspen Worldwide Growth        --            --            --            9.04         25,541          9.03
Brandes International Equity        --            --            --           11.09            901         11.07
Clifton Enhanced US Equity          --            --            --            9.15            944          9.14
Frontier Capital Appreciation       --            --            --            9.37            889          9.36

                          SUPPLEMENT DATED MAY 1, 2001

                                       TO

                         PROSPECTUSES DATED MAY 1, 2001




This Supplement is intended to be distributed with prospectuses dated May 1, 2001 for certain variable annuity contracts that were issued by John Hancock Life Insurance Company ("John Hancock") or John Hancock Variable Life Insurance
Company ("JHVLICO") on or before May 1, 2001 ("Product Prospectuses").   The
variable annuity contracts involved bear the title "REVOLUTION ACCESS VARIABLE ANNUITY," "REVOLUTION EXTRA VARIABLE ANNUITY," "REVOLUTION VALUE VARIABLE ANNUITY," or "REVOLUTION VARIABLE ANNUITY." This Supplement contains amendments to the Product Prospectuses and is accompanied with the applicable Series Fund's prospectus, or with a supplement to the applicable Series Fund's prospectus.


ADDITIONAL VARIABLE INVESTMENT OPTIONS

Contracts issued on or before December 31, 2000

  If your contract was issued on or before December 31, 2000, your contract currently enables you to invest in ten additional variable investment options:


VARIABLE INVESTMENT OPTION                                                    MANAGED BY
--------------------------                                                    ----------
------------------------------------------------------------------------------------------------------------------------
  V.A. Core Equity. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Independence Investment LLC
  Large Cap Value CORE/SM/ II   . . . . . . . . . . . . . . . . . . . . . .   Goldman Sachs Asset Management
  Mid Cap Blend . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Independence Investment LLC
  V.A. Sovereign Investors. . . . . . . . . . . . . . . . . . . . . . . . .   John Hancock Advisers, Inc.
  Templeton International Securities  . . . . . . . . . . . . . . . . . . .   Templeton Investment Counsel, Inc.
  Templeton Developing Markets Securities . . . . . . . . . . . . . . . . .   Templeton Asset Management, Ltd.
  Aggressive Balanced . . . . . . . . . . . . . . . . . . . . . . . . . . .   Independence Investment LLC
  Active Bond II. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   John Hancock Advisers, Inc.
  V.A.  Bond  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   John Hancock Advisers, Inc.
  V.A. Money Market . . . . . . . . . . . . . . . . . . . . . . . . . . . .   John Hancock Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------


Contracts issued between January 1, 2001 and April 30, 2001

  If your contract was issued between January 1, 2001 and April 30, 2001, your contract enables you to invest in eight additional variable investment options:


-------------------------------------------------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION                                                     MANAGED BY
--------------------------                                                     ----------
  V.A. Core Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Independence Investment LLC
  Mid Cap Blend  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Independence Investment LLC
                                                                               John Hancock Advisers, Inc.
  V.A. Sovereign Investors . . . . . . . . . . . . . . . . . . . . . . . . .
  Templeton International Securities . . . . . . . . . . . . . . . . . . . .   Templeton Investment Counsel, Inc.
  Templeton Developing Markets Securities  . . . . . . . . . . . . . . . . .   Templeton Asset Management, Ltd.
  Aggressive Balanced. . . . . . . . . . . . . . . . . . . . . . . . . . . .   Independence Investment LLC
  V.A.  Bond . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   John Hancock Advisers, Inc.
  V.A. Money Market  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   John Hancock Advisers, Inc.
-------------------------------------------------------------------------------------------------------------------------


 PROD SUP-2 (5/01)

Series Funds

  If you select any of the additional variable investment options listed in this Supplement, we will invest your money in the corresponding fund of the John Hancock Variable Series Trust I , John Hancock Declaration Trust or the Franklin Templeton Variable Insurance Products Trust (Class 2). In the prospectus, the term "Series Funds" includes Franklin Templeton Variable Insurance Products Trust, and the term funds includes the investment options of a Series Fund corresponding to the additional variable investment options shown on the first page of this Supplement.

Changes to Variable Investment Options

 We may modify or delete any of these additional variable investment options in the future.

ANNUAL FUND EXPENSES AND NOTES TO ANNUAL FUND EXPENSES

  The Annual Fund Expenses table beginning on page 5 of the prospectus, and the accompanying notes to the Annual Fund Expenses Table, are supplemented with the following information:

                                                                                      Total Fund        Total Fund
                                     Investment  Distribution and  Other Operating    Operating          Operating
                                     Management      Service        Expenses With    Expenses With    Expenses Absent
Fund Name                                Fee       (12b-1) Fees     Reimbursement    Reimbursement     Reimbursement
---------                            ----------  ----------------  ---------------  --------------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST
 I    (NOTE 1):
Large Cap Value CORE /SM// / II* .     0.75%           N/A              0.05%           0.80%             0.80%
Mid Cap Blend. . . . . . . . . . .     0.75%           N/A              0.10%           0.85%             1.04%
Aggressive Balanced. . . . . . . .     0.68%           N/A              0.10%           0.78%             0.89%
Active Bond II*. . . . . . . . . .     0.70%           N/A              0.05%           0.75%             0.75%

JOHN HANCOCK DECLARATION TRUST
 (NOTE 2):
V.A. Core Equity . . . . . . . . .     0.70%           N/A              0.15%           0.85%             0.85%
V.A. Sovereign Investors . . . . .     0.60%           N/A              0.12%           0.72%             0.72%
V.A. Bond. . . . . . . . . . . . .     0.50%           N/A              0.25%           0.75%             0.92%
V.A. Money Market. . . . . . . . .     0.50%           N/A              0.10%           0.60%             0.60%


FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST - CLASS 2
 SHARES  (NOTE 6):
Templeton International Securities     0.67%          0.25%             0.20%           1.12%             1.12%
Templeton Developing Markets
 Securities  . . . . . . . . . . .     1.25%          0.25%             0.31%           1.81%             1.81%


Notes to Annual Fund Expenses
(1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses each of the five funds shown above when that fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. Percentages shown for the Large Cap Value CORE/SM/ II and Active Bond II funds are annualized and calculated as if the current management fee schedules, which apply to these funds effective May 1, 2001, were in effect for all of 2000. "CORE/SM/" is a service mark of Goldman, Sachs & Co./ /

* Large Cap Value CORE /SM// / II was formerly "American Leaders Large Cap Value" and Active Bond II was formerly "Core Bond."

(2) Percentages shown for the above John Hancock Declaration Trust funds reflect the investment management fees currently payable and other fund expenses allocated in 2000. John Hancock Advisers, Inc. has agreed to limit temporarily other expenses of eachsuch fund to 0.25% of the fund's average daily assets, at least until April 30, 2002.

(6) The Franklin Templeton Variable Insurance Products Trust funds' class 2 distribution plan or "rule 12b-1 plan" is described in the funds' prospectus.

  EXAMPLES

  The following tables supplement the examples contained in the prospectuses that show the current expenses you would pay, directly or indirectly, on a $1,000 investment allocated to a variable investment option, assuming a 5% annual return on assets (but not including any applicable premium taxes or any fees for optional riders). Actual expense may be greater or less than those shown.


Supplemental Examples - REVOLUTION ACCESS

   If you "surrender" (turn in) a REVOLUTION ACCESS variable annuity contract at the end of the applicable time period, you would pay:

                                                           1 YEAR   3 YEARS  5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------
  V.A. Core Equity                                         $22      $69      $117     $252
------------------------------------------------------------------------------------------------
  Large Cap Value CORE/SM/ II                              $22      $67      $115     $247
------------------------------------------------------------------------------------------------
  Mid Cap Blend                                            $22      $69      $117     $252
------------------------------------------------------------------------------------------------
  V.A. Sovereign Investors.                                $21      $65      $111     $239
------------------------------------------------------------------------------------------------
  Templeton International Securities                       $25      $77      $131     $280
------------------------------------------------------------------------------------------------
  Templeton Developing Markets Securities                  $32      $97      $165     $346
------------------------------------------------------------------------------------------------
  Aggressive Balanced                                      $22      $66      $114     $245
------------------------------------------------------------------------------------------------
  Active Bond II                                           $21      $65      $112     $242
------------------------------------------------------------------------------------------------
  V.A.  Bond                                               $21      $65      $112     $242
------------------------------------------------------------------------------------------------
  V.A. Money Market                                        $20      $61      $105     $226
------------------------------------------------------------------------------------------------



  If you begin receiving payments under one of our REVOLUTION ACCESS annuity payment options at the end of the applicable time period, or if you do not surrender your contact, you would pay:

                                          1 YEAR   3 YEARS  5 YEARS   10 YEARS
-------------------------------------------------------------------------------
  V.A. Core Equity                        $22      $69      $117     $252
-------------------------------------------------------------------------------
  Large Cap Value CORE/SM/ II             $22      $67      $115     $247
-------------------------------------------------------------------------------
  Mid Cap Blend                           $22      $69      $117     $252
-------------------------------------------------------------------------------
  V.A. Sovereign Investors                $21      $65      $111     $239
-------------------------------------------------------------------------------
  Templeton International Securities      $25      $77      $131     $280
-------------------------------------------------------------------------------
  Templeton Developing Markets            $32      $97      $165     $346
    Securities
-------------------------------------------------------------------------------
  Aggressive Balanced                     $22      $66      $114     $245
-------------------------------------------------------------------------------
  Active Bond II                          $21      $65      $112     $242
-------------------------------------------------------------------------------
  V.A.  Bond                              $21      $65      $112     $242
-------------------------------------------------------------------------------
  V.A. Money Market                       $20      $61      $105     $226
-------------------------------------------------------------------------------




Supplemental Examples - REVOLUTION EXTRA

   If you "surrender" (turn in) a REVOLUTION EXTRA variable annuity contract at the end of the applicable time period, you would pay:

                                                            1 YEAR   3 YEARS  5 YEARS   10 YEARS
-------------------------------------------------------------------------------------------------
  V.A. Core Equity                                          $86      $134     $172     $261
-------------------------------------------------------------------------------------------------
  Large Cap Value CORE/SM/ II                               $85      $132     $169     $256
-------------------------------------------------------------------------------------------------
  Mid Cap Blend                                             $86      $134     $172     $261
-------------------------------------------------------------------------------------------------
  V.A. Sovereign Investors                                  $85      $130     $165     $247
-------------------------------------------------------------------------------------------------
  Templeton International Securities                        $89      $142     $187     $289
-------------------------------------------------------------------------------------------------
  Templeton Developing Markets Securities                   $96      $164     $224     $358
-------------------------------------------------------------------------------------------------
  Aggressive Balanced                                       $85      $132     $168     $254
-------------------------------------------------------------------------------------------------
  Active Bond II                                            $85      $131     $167     $251
-------------------------------------------------------------------------------------------------
  V.A.  Bond                                                $85      $131     $167     $251
-------------------------------------------------------------------------------------------------
  V.A. Money Market                                         $83      $126     $158     $234
-------------------------------------------------------------------------------------------------

  If you begin receiving payments under one of our REVOLUTION EXTRA annuity payment options at the end of the applicable time period, or if you do not surrender your contact, you would pay:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------------
  V.A. Core Equity                           $23      $ 71      $122     $261
-----------------------------------------------------------------------------------
  Large Cap Value CORE/SM/ II                $22      $ 69      $119     $256
-----------------------------------------------------------------------------------
  Mid Cap Blend                              $23      $ 71      $122     $261
-----------------------------------------------------------------------------------
  V.A. Sovereign Investors                   $22      $ 67      $115     $247
-----------------------------------------------------------------------------------
  Templeton International Securities         $26      $ 79      $136     $289
-----------------------------------------------------------------------------------
  Templeton Developing Markets Securities    $33      $101      $171     $358
-----------------------------------------------------------------------------------
  Aggressive Balanced                        $22      $ 69      $118     $254
-----------------------------------------------------------------------------------
  Active Bond II                             $22      $ 68      $116     $251
-----------------------------------------------------------------------------------
  V.A.  Bond                                 $22      $ 68      $116     $251
-----------------------------------------------------------------------------------
  V.A. Money Market                          $20      $ 63      $108     $234
-----------------------------------------------------------------------------------




Supplemental Examples - REVOLUTION VALUE

  If you "surrender" (turn in) a REVOLUTION VALUE variable annuity contract at the end of the applicable time period, you would pay:

                                                              1 YEAR   3 YEARS  5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
  V.A. Core Equity                                            $85      $114     $144     $252
---------------------------------------------------------------------------------------------------
  Large Cap Value CORE/SM/ II                                 $85      $112     $141     $247
---------------------------------------------------------------------------------------------------
  Mid Cap Blend                                               $85      $114     $144     $252
---------------------------------------------------------------------------------------------------
  V.A. Sovereign Investors                                    $84      $110     $137     $239
---------------------------------------------------------------------------------------------------
  Templeton International Securities                          $88      $122     $158     $280
---------------------------------------------------------------------------------------------------
  Templeton Developing Markets Securities                     $95      $142     $192     $346
---------------------------------------------------------------------------------------------------
  Aggressive Balanced                                         $85      $111     $140     $245
---------------------------------------------------------------------------------------------------
  Active Bond II                                              $84      $110     $139     $242
---------------------------------------------------------------------------------------------------
  V.A.  Bond                                                  $84      $110     $139     $242
---------------------------------------------------------------------------------------------------
  V.A. Money Market                                           $83      $106     $131     $226
---------------------------------------------------------------------------------------------------



  If you begin receiving payments under one of our REVOLUTION VALUE annuity payment options at the end of the applicable time period, or if you do not surrender your contact, you would pay:

                                          1 YEAR   3 YEARS  5 YEARS   10 YEARS
-------------------------------------------------------------------------------
  V.A. Core Equity                        $22      $69      $117     $252
-------------------------------------------------------------------------------
  Large Cap Value CORE/SM/ II             $22      $67      $115     $247
-------------------------------------------------------------------------------
  Mid Cap Blend                           $22      $69      $117     $252
-------------------------------------------------------------------------------
  V.A. Sovereign Investors                $21      $65      $111     $239
-------------------------------------------------------------------------------
  Templeton International Securities      $25      $77      $131     $280
-------------------------------------------------------------------------------
  Templeton Developing Markets            $32      $97      $165     $346
    Securities
-------------------------------------------------------------------------------
  Aggressive Balanced                     $22      $66      $114     $245
-------------------------------------------------------------------------------
  Active Bond II                          $21      $65      $112     $242
-------------------------------------------------------------------------------
  V.A.  Bond                              $21      $65      $112     $242
-------------------------------------------------------------------------------
  V.A. Money Market                       $20      $61      $105     $226
-------------------------------------------------------------------------------

Supplemental Examples - REVOLUTION

  If you "surrender" (turn in) a REVOLUTION variable annuity contract at the end of the applicable time period, you would pay:

                                                  1 YEAR   3 YEARS  5 YEARS   10 YEARS
---------------------------------------------------------------------------------------
  V.A. Core Equity                                $84      $110     $139     $242
---------------------------------------------------------------------------------------
  Large Cap Value CORE/SM/ II                     $84      $109     $136     $237
---------------------------------------------------------------------------------------
  Mid Cap Blend                                   $84      $110     $139     $242
---------------------------------------------------------------------------------------
  V.A. Sovereign Investors                        $83      $107     $132     $229
---------------------------------------------------------------------------------------
  Templeton International Securities              $87      $119     $153     $270
---------------------------------------------------------------------------------------
  Templeton Developing Markets Securities         $94      $139     $187     $336
---------------------------------------------------------------------------------------
  Aggressive Balanced                             $84      $108     $135     $235
---------------------------------------------------------------------------------------
  Active Bond II                                  $83      $107     $133     $232
---------------------------------------------------------------------------------------
  V.A.  Bond                                      $83      $107     $133     $232
---------------------------------------------------------------------------------------
  V.A. Money Market                               $82      $103     $126     $216
---------------------------------------------------------------------------------------



  If you begin receiving payments under one of our REVOLUTION annuity payment options at the end of the applicable time period, or if you do not surrender your contact, you would pay:

                                          1 YEAR   3 YEARS  5 YEARS   10 YEARS
-------------------------------------------------------------------------------
  V.A. Core Equity                        $21      $65      $112     $242
-------------------------------------------------------------------------------
  Large Cap Value CORE/SM/ II             $21      $64      $110     $237
-------------------------------------------------------------------------------
  Mid Cap Blend                           $21      $65      $112     $242
-------------------------------------------------------------------------------
  V.A. Sovereign Investors                $20      $62      $106     $229
-------------------------------------------------------------------------------
  Templeton International Securities      $24      $74      $126     $270
-------------------------------------------------------------------------------
  Templeton Developing Markets            $31      $94      $160     $336
    Securities
-------------------------------------------------------------------------------
  Aggressive Balanced                     $21      $63      $109     $235
-------------------------------------------------------------------------------
  Active Bond II                          $20      $62      $107     $232
-------------------------------------------------------------------------------
  V.A.  Bond                              $20      $62      $107     $232
-------------------------------------------------------------------------------
  V.A. Money Market                       $19      $58      $100     $216
-------------------------------------------------------------------------------



MISCELLANEOUS

  The additional variable investment options shown above are each subject to all the terms and conditions of the contracts and the procedures described in the Product Prospectuses (including "How can I change my contract's investment allocations?" beginning on page 18 of the prospectus.)

CONDENSED FINANCIAL INFORMATION

   The following two pages contain selected data to supplement the Condensed Financial Information table in the applicable prospectus for REVOLUTION ACCESS,
REVOLUTION EXTRA or REVOLUTION VALUE variable annuity contracts.   Page 6 of
this Supplement contains information for variable annuity contracts issued by John Hancock. Page 7 of this Supplement contains information for variable annuity contracts issued by JHVLICO.

  No information is contained for REVOLUTION variable annuity contracts because none were issued as of December 31, 2000.

Revolution Access, Revolution Extra and Revolution Value variable annuity contracts issued by John Hancock

  The following selected data pertains to accumulation shares for the variable investment options held in John Hancock Variable Annuity Account H.

                                                                Period from
                                                Year Ended    August 10, 1999
                                               December 31,    to December 31,
                                                   2000             1999
                                               ------------   ----------------
 V.A. CORE EQUITY
 Accumulation share value:
 Beginning of period . . . . . . . . . . . .        $20.49          $19.17
  End of period  . . . . . . . . . . . . . .        $18.80          $20.49
 Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .       438,133          50,045
LARGE CAP VALUE CORE/SM/ II
 Accumulation share value:
 Beginning of period  (Note 1) . . . . . . .        $10.00              --
  End of period  . . . . . . . . . . . . . .         $9.96              --
 Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .         2,157              --
MID CAP BLEND
 Accumulation share value:
 Beginning of period . . . . . . . . . . . .        $11.11          $10.00
  End of period  . . . . . . . . . . . . . .        $13.01          $11.11
 Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .       622,572          19,277
V.A. SOVEREIGN INVESTORS
 Accumulation share value:
 Beginning of period . . . . . . . . . . . .        $16.19          $15.78
  End of period  . . . . . . . . . . . . . .        $15.94          $16.19
 Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .     1,008,781         146,207
TEMPLETON INTERNATIONAL  SECURITIES
 Accumulation share value (1):
 Beginning of period . . . . . . . . . . . .        $11.02          $10.00
  End of period  . . . . . . . . . . . . . .        $10.63          $11.02
 Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .       502,345          33,891
TEMPLETON DEVELOPING MARKETS
 Accumulation share value:
 Beginning of period . . . . . . . . . . . .        $11.86          $10.00
  End of period  . . . . . . . . . . . . . .         $7.96          $11.86
 Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .       397,174          33,609
AGGRESSIVE BALANCED
 Accumulation share value:
 Beginning of period . . . . . . . . . . . .        $10.66          $10.00
  End of period  . . . . . . . . . . . . . .        $10.37          $10.66
 Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .       924,951         106,227
ACTIVE BOND II
 Accumulation share value:
 Beginning of period (Note 2)    . . . . . .        $10.00              --
  End of period  . . . . . . . . . . . . . .        $10.33              --
 Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .         1,002              --
V.A. BOND
 Accumulation share value:
 Beginning of period . . . . . . . . . . . .        $12.01          $11.94
  End of period  . . . . . . . . . . . . . .        $13.27          $12.01
 Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .       919,245          48,019
 V.A. MONEY MARKET
 Accumulation share value:
 Beginning of period . . . . . . . . . . . .         $1.12           $1.11
  End of period  . . . . . . . . . . . . . .         $1.18           $1.12
 Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .    29,168,132       5,076,900


  (1) Values shown for 2000 begin on November 1, 2000.

Revolution Access, Revolution Extra and Revolution Value variable annuity contracts issued by JHVLICO

  The following selected data pertains to accumulation shares for the variable investment options held in John Hancock Variable Annuity Account JF:

                                                                                             Period from
                                                                             Year Ended    August 10, 1999
                                                                            December 31,    to December 31,
                                                                                2000             1999
                                                                            ------------   ----------------
 V.A. CORE EQUITY
 Accumulation share value:
 Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . .        $20.49              --
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $18.79              --
 Number of Accumulation Shares outstanding at end of period . . . . . . .       249,798              --
LARGE CAP VALUE CORE/SM/ II
 Accumulation share value:
 Beginning of period  (Note 1). . . . . . . . . . . . . . . . . . . . . .        $10.00              --
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $9.96              --
 Number of Accumulation Shares outstanding at end of period . . . . . . .         3,016              --
MID CAP BLEND
 Accumulation share value:
 Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . .        $11.11          $10.00
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $13.01          $11.11
 Number of Accumulation Shares outstanding at end of period . . . . . . .       199,410           1,696
V.A. SOVEREIGN INVESTORS
 Accumulation share value:
 Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . .        $16.19          $15.78
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $15.94          $16.19
 Number of Accumulation Shares outstanding at end of period . . . . . . .       507,785         130,910
TEMPLETON INTERNATIONAL SECURITIES
 Accumulation share value:
 Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . .        $11.02          $10.00
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $10.63          $11.02
 Number of Accumulation Shares outstanding at end of period . . . . . . .       304,284          30,062
TEMPLETON DEVELOPING MARKETS
 Accumulation share value:
 Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . .        $11.86          $10.00
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $7.96          $11.86
 Number of Accumulation Shares outstanding at end of period . . . . . . .       149,334          13,735
AGGRESSIVE BALANCED
 Accumulation share value:
 Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . .        $10.66          $10.00
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $10.37          $10.66
 Number of Accumulation Shares outstanding at end of period . . . . . . .        53,123           3,836
ACTIVE BOND II
 Accumulation share value:
 Beginning of period (Note 1)   . . . . . . . . . . . . . . . . . . . . .        $10.00              --
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $10.33              --
 Number of Accumulation Shares outstanding at end of period . . . . . . .            --              --
V.A. BOND
 Accumulation share value:
 Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . .        $12.01          $11.94
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $13.27          $20.49
 Number of Accumulation Shares outstanding at end of period . . . . . . .       246,318          51,454
 V.A. MONEY MARKET
 Accumulation share value:
 Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . .         $1.12           $1.11
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $1.18           $1.12
 Number of Accumulation Shares outstanding at end of period . . . . . . .    18,376,039       1,379,705


  (1) Values shown for 2000 begin on November 1, 2000.

 THIS SUPPLEMENT IS ACCOMPANIED WITH THE APPLICABLE SERIES FUND'S PROSPECTUS, OR A SUPPLEMENT TO THE APPLICABLE SERIES FUND'S PROSPECTUS, THAT CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS FOR THE V.A. CORE EQUITY, LARGE CAP VALUE
CORE/SM/ II (FORMERLY "AMERICAN LEADERS LARGE CAP VALUE"),   MID CAP BLEND, V.A.
SOVEREIGN INVESTORS, TEMPLETON INTERNATIONAL SECURITIES, TEMPLETON DEVELOPING MARKETS, AGGRESSIVE BALANCED, ACTIVE BOND II (FORMERLY "CORE BOND"), V.A. BOND AND V.A. MONEY MARKET INVESTMENT OPTIONS. BE SURE TO READ THAT PROSPECTUS (OR PROSPECTUS SUPPLEMENT) BEFORE SELECTING THE CORRESPONDING INVESTMENT OPTION.


PROD SUP-2 (5/01)

                          SUPPLEMENT DATED MAY 1, 2001

                                       TO

                         PROSPECTUSES DATED MAY 1, 2001



 This Supplement is intended to be distributed with prospectuses dated May 1, 2001 for certain variable annuity contracts issued by John Hancock Life Insurance Company. The prospectus involved bear the title "REVOLUTION ACCESS VARIABLE ANNUITY" or "REVOLUTION VALUE VARIABLE ANNUITY" and are sold through the above-referenced prospectuses in:
                                    New York.

 Notwithstanding any language in the prospectus to the contrary, the following shall apply with respect to contracts delivered or issued for delivery in New
York:

Unavailable riders

  The accumulated value enhancement and guaranteed retirement income benefit riders described in response to the question "What other benefits can I purchase under a contract?" are NOT available. The waiver of withdrawal charge rider, described on page 20 is NOT available in the Revolution Access Variable Annuity Contract. The enhanced death benefit rider, described beginning on page 22, is also NOT available.

Revised death benefits

  If the annuitant dies before your contract's date of maturity, the "standard" death benefit is the greater of the total value of your contract (without adjustment by any then-applicable market value adjustment), or the total amount of premium payments made (minus any partial withdrawals and related withdrawal charges).

  If you are under age 80 when you apply for your contract, you may elect to enhance the standard death benefit by purchasing a "one year stepped-up" death benefit rider. Under this rider, if the annuitant dies before the contract's date of maturity, we will pay the beneficiary the greater of (i) the standard death benefit, or (ii) the highest total value of your contract as of any anniversary of your contract to date (prior to the anniversary of the contract nearest the annuitant's 81st birthday), plus any premium payments you have made since that anniversary, minus any withdrawals you have taken (and any related withdrawal charges) since that anniversary. We count only those contract anniversaries that occur before we receive proof of death. We charge a separate monthly charge for this rider at the beginning of each month. The charge is 1/12th of an annual percentage equal to 0.15% of your contract's total value.
 For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request. This rider (and related charges) will terminate on the contract's date of maturity, upon your surrendering the contract, or upon your written request that we terminate it.

Right to return

  If you return your contract for any reason within 10 days after you receive it, we will pay you the value of your contract, increased by any charges deducted from your premium payments before allocation to the variable investment options, and with no adjustments for the market value adjustment. If your contract has no value, we will pay you at least the amount we reserved for future liability under the contract.



 REVNYSUPP 5/01

Revised Guarantee Periods and Market Value Adjustments

   Notification and adjustment of guarantee periods

  We will notify you of the end of a guarantee period at least 45 days prior to its expiration. If you select a guarantee period that extends beyond your contract's date of maturity, your maturity date will automatically be changed to the annuitant's 90th birthday.

    Revised Market Value Adjustment

  The market value adjustment described on page 25 in the Revolution Access Variable Annuity prospectus and page 27 in the Revolution Value Variable Annuity prospectus will NOT apply to death benefits. We will also calculate the MVA under a different formula then the formula shown in Appendix A.

  Here is how the revised Market Value Adjustment works:

------------------------------------------------------------------
 We compare

 . the guaranteed rate of the guarantee period from which the assets are being taken WITH

 . the guaranteed rate we are currently offering for guarantee periods of the same duration as remains on the guarantee period from which the assets are being taken.

If the first rate exceeds the second by more than 1/4%, the market value adjustment produces an increase in your contract's value.

If the first rate does not exceed the second by at least 1/4%, the market value adjustment produces a decrease in your contract's value.
------------------------------------------------------------------


  The factor we will use to compute the revised Market Value Adjustment is expressed by the following formula:

                                       n/12
                           (  1 + g   )    -1
                           (----------)
                           (1+c+0.0025)

   Revisions to Sample Calculations in Attachment A to the prospectus

  In Sample Calculation 1: Positive Adjustment, shown on page 44 in the Revolution Value Variable Annuity prospectus and on page 42 in the Revolution Access Variable Annuity prospectus, the MARKET VALUE ADJUSTMENT is:

                             [                60/12  ]
                    11,664 x [ (   1+0.08    )     -1]=413.58
                             [ (-------------)       ]
                             [ (1+0.07+0.0025)       ]

  The amount withdrawn or transferred (adjusted for market value adjustment) is:

                            $11,664 + $413.58 = $12,077.58
                                                ----------

  In Sample Calculation 2: Negative Adjustment, shown on page 45 in the Revolution Value Variable Annuity prospectus and on page 43 in the Revolution Access Variable Annuity prospectus, the MARKET VALUE ADJUSTMENT is:

                             [                60/12  ]
                    11,664 x [ (   1+0.08    )     -1]=652.18
                             [ (-------------)       ]
                             [ (1+0.09+0.0025)       ]

 The amount withdrawn or transferred (adjusted for market value adjustment) is

                           $11,664 - $652.18 = $11,011.82
                                               ----------


  In Sample Calculation 3: Positive Adjustment Limited by Amount of Excess Interest, shown on page 45 in the Revolution Value Variable Annuity prospectus and on page 43 in the Revolution Access Variable Annuity prospectus, the MARKET VALUE ADJUSTMENT is:

                                              60/12
                    11,664 x [ (   1+0.08    )     -1]=1,605.54
                             [ (-------------)       ]
                             [ (1+0.05+0.0025)       ]

      Since the market value adjustment exceeds the amount of excess interest of
                $1,055, the actual market value adjustment is $1,055.
                                                              -------

  In Sample Calculation 4: Negative Adjustment Limited by Amount of Excess Interest, shown on page 46 in the Revolution Value Variable Annuity prospectus and on page 44 in the Revolution Access Variable Annuity prospectus, the MARKET VALUE ADJUSTMENT is:

                                              60/12
                    11,664 x [ (   1+0.08    )     -1]=-1,142.61
                             [ (-------------)       ]
                             [ (1+0.10+0.0025)       ]

      Since the market value adjustment exceeds the amount of excess interest of
               $1,055, the actual market value adjustment is  -$1,055.
                                                              --------

                          SUPPLEMENT DATED MAY 1, 2001

                                       TO

                         PROSPECTUSES DATED MAY 1, 2001



 This Supplement is intended to be distributed with prospectuses dated May 1, 2001 for certain variable annuity contracts issued by John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "REVOLUTION ACCESS VARIABLE ANNUITY," "REVOLUTION EXTRA VARIABLE ANNUITY" or "REVOLUTION VALUE VARIABLE ANNUITY" and are sold through the above-referenced prospectuses in:
                                   WASHINGTON.

 Notwithstanding any language in the prospectus to the contrary, the following shall apply with respect to contracts delivered or issued for delivery in the state of Washington:

No Guarantee Periods or Market Value Adjustments

  The "guarantee periods" described in the prospectus are NOT available as investment options. You may allocate premiums and transfer contract value only to the variable investment options. All references to "guarantee periods" in the prospectus should be disregarded.

  No "market value adjustment" or "MVA" will be applied to contract proceeds. All references to these terms in the prospectus should be disregarded.

Revised enhanced death benefit rider

  The enhanced death benefit rider described in response to the question "What happens if the annuitant dies before my contract's date of maturity" is NOT available. Instead, if you are under age 80 when you apply for your contract, you may elect to enhance the standard death benefit by purchasing a "one year stepped-up" death benefit rider. Under this rider, if the annuitant dies before the contract's date of maturity, we will pay the beneficiary the greater of (i) the standard death benefit, or (ii) the highest total value of your contract as of any anniversary of your contract to date (prior to the anniversary of the contract nearest the annuitant's 81st birthday), plus any premium payments you have made since that anniversary, minus any withdrawals you have taken (and any related withdrawal charges) since that anniversary. We count only those contract anniversaries that occur before we receive proof of death. We charge a separate monthly charge for this rider at the beginning of each month. The charge is 1/12th of an annual percentage equal to 0.15% of your contract's total value.
 For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request. This rider (and related charges) will terminate on the contract's date of maturity, upon your surrendering the contract, or upon your written request that we terminate it.









 REVWASUPP 5/01

                          SUPPLEMENT DATED MAY 1, 2001

                                       TO

                         PROSPECTUSES DATED MAY 1, 2001



 This Supplement is intended to be distributed with prospectuses dated May 1, 2001 for certain variable annuity contracts issued by John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "REVOLUTION ACCESS VARIABLE ANNUITY," "REVOLUTION EXTRA VARIABLE ANNUITY" or "REVOLUTION VALUE VARIABLE ANNUITY" and are sold through the above-referenced prospectuses in:
                                     Florida.

 Notwithstanding any language in the prospectus to the contrary, the following shall apply with respect to contracts delivered or issued for delivery in
Florida:

Revised and unavailable riders

  The waiver of withdrawal charge rider described in response to the question "How can I withdraw money from my contract?" does NOT provide a waiver of withdrawal charges if a "covered person" has been diagnosed with a critical illness. The waiver of withdrawal charge rider does provide benefits if a "covered person" satisfies the three conditions listed in the prospectus, subject to the terms and conditions of this benefit.

  The accumulated value enhancement rider described in response to the question "What other benefits can I purchase under a contract?" is NOT available.

Revised Market Value Adjustment

  We will calculate the Market Value Adjustment ("MVA") under a different formula then the formula shown in Appendix A.

  Here is how the revised Market Value Adjustment works:

------------------------------------------------------------------

 We compare

 . the guaranteed rate of the guarantee period from which the assets are being taken WITH

 . the guaranteed rate we are currently offering for guarantee periods of the same duration as remains on the guarantee period from which the assets are being taken.

If the first rate exceeds the second by more than 1/4%, the market value adjustment produces an increase in your contract's value.

If the first rate does not exceed the second by at least 1/4%, the market value adjustment produces a decrease in your contract's value.
------------------------------------------------------------------



  The factor we will use to compute the revised Market Value Adjustment is expressed by the following formula:

                                       n/12
                           (  1 + g   )    -1
                           (----------)
                           (1+c+0.0025)


 REVFLSUPP 5/01

   Revisions to Sample Calculations in Attachment A to the prospectus

  In Sample Calculation 1: Positive Adjustment, shown on page 44 in the Revolution Value Variable Annuity and Revolution Extra Variable Annuity prospectuses and on page 42 in the Revolution Access Variable Annuity prospectus, the MARKET VALUE ADJUSTMENT is:

                             [                60/12  ]
                    11,664 x [ (   1+0.08    )     -1]=413.58
                             [ (-------------)       ]
                             [ (1+0.07+0.0025)       ]


  The amount withdrawn or transferred (adjusted for market value adjustment) is:

                            $11,664 + $413.58 = $12,077.58
                                                ----------

  In Sample Calculation 2: Negative Adjustment, shown on page 45 in the Revolution Value Variable Annuity and Revolution Extra Variable Annuity prospectuses and on page 43 in the Revolution Access Variable Annuity prospectus, the MARKET VALUE ADJUSTMENT is:

                             [                60/12  ]
                    11,664 x [ (   1+0.08    )     -1]=652.18
                             [ (-------------)       ]
                             [ (1+0.09+0.0025)       ]

  The amount withdrawn or transferred (adjusted for market value adjustment) is

                             $11,664 - $652.18 = $11,011.82
                                                 ----------


  In Sample Calculation 3: Positive Adjustment Limited by Amount of Excess Interest, shown on page 45 in the Revolution Value Variable Annuity and Revolution Extra Variable Annuity prospectuses and on page 43 in the Revolution Access Variable Annuity prospectus, the MARKET VALUE ADJUSTMENT is:

                             [                60/12  ]
                    11,664 x [ (   1+0.08    )     -1]=1,605.54
                             [ (-------------)       ]
                             [ (1+0.05+0.0025)       ]

      Since the market value adjustment exceeds the amount of excess interest of
                $1,055, the actual market value adjustment is $1,055.
                                                              -------

  In Sample Calculation 4: Negative Adjustment Limited by Amount of Excess Interest, shown on page 46 in the Revolution Value Variable Annuity and Revolution Extra Variable Annuity prospectuses and on page 44 in the Revolution Access Variable Annuity prospectus, the MARKET VALUE ADJUSTMENT is:

                             [                60/12  ]
                    11,664 x [ (   1+0.08    )     -1]=1,142.61
                             [ (-------------)       ]
                             [ (1+0.10+0.0025)       ]


      Since the market value adjustment exceeds the amount of excess interest of
               $1,055, the actual market value adjustment is  -$1,055.
                                                              --------

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H


-------------------------------------------------------------------------------
                        REVOLUTION ACCESS VARIABLE ANNUITY
-------------------------------------------------------------------------------

                          SUPPLEMENT DATED MAY 1, 2001

                                       TO

                          PROSPECTUS DATED MAY 1, 2001



 This Supplement will be used only with contracts sold through the above-referenced prospectus and through registered representatives affiliated with the
                                M Financial Group.


 ADDITIONAL VARIABLE INVESTMENT OPTIONS

  The contract enables you to invest in four additional variable investment options:

--------------------------------------------------------------------------------------------------------------------
                      VARIABLE INVESTMENT OPTION                         MANAGED BY:
                      --------------------------                         ----------
  Brandes International Equity........................................   Brandes Investment Partners, L.P.
  Turner Core Growth..................................................   Turner Investment Partners, Inc.
  Frontier Capital Appreciation.......................................   Frontier Capital Management Company, LLC
  Clifton Enhanced U.S. Equity........................................   The Clifton Group
--------------------------------------------------------------------------------------------------------------------


  If you select one or more of these variable investment options, we will invest your money in the corresponding investment option(s) of the M Fund, Inc. M Fund, Inc. is a so-called "series" type mutual fund registered with the SEC.
In the prospectus, the term "Series Funds" includes M Fund, Inc., and the term "funds" includes the corresponding investment options of M Fund, Inc. We may modify or delete the variable investment options in the future.

 ANNUAL FUND EXPENSES

  The Annual Fund Expenses table beginning on page 5 of the prospectus is supplemented with the following information on the four additional variable investment options:

                                                                              --------------
                                                                                Total Fund        Total Fund
                               Investment  Distribution and  Other Operating    Operating          Operating
                               Management      Service        Expenses With    Expenses With    Expenses Absent
Fund Name                          Fee       (12b-1) Fees     Reimbursement    Reimbursement     Reimbursement
---------                      ----------  ----------------  ---------------  --------------  ------------------
M FUND, INC. *:
Brandes International Equity     0.80%           N/A              0.25%           1.05%             1.19%
Turner Core Growth . . . . .     0.45%           N/A              0.25%           0.70%             0.91%
Frontier Capital Appreciation    0.90%           N/A              0.25%           1.15%             1.23%
Clifton Enhanced U.S. Equity     0.44%           N/A              0.25%           0.69%             1.22%
                                                                              --------------

    * Percentages shown for M Fund, Inc. funds reflect the investment management fees currently payable and other fund expenses allocated in 2000. M Financial Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of that fund's average daily net assets.

 EXAMPLES

  The examples on pages 8 and 9 of the prospectus are supplemented with the following information on the current expenses you would pay, directly or indirectly, on a $1,000 investment allocated to one of the four additional variable investment options, assuming a 5% annual return on assets (but not including any applicable premium taxes or any fees for optional benefit riders; actual expense may be greater or less than those shown above and in the Fee table beginning on page 5 of the prospectus):

  If you "surrender" (turn in) your contract at the end of the applicable time period, you would pay:

                                  1 YEAR   3 YEARS  5 YEARS   10 YEARS
-----------------------------------------------------------------------
  BRANDES INTERNATIONAL EQUITY    $24      $75      $128     $273
-----------------------------------------------------------------------
  TURNER CORE GROWTH              $21      $64      $110     $237
-----------------------------------------------------------------------
  FRONTIER CAPITAL APPRECIATION   $25      $78      $133     $283
-----------------------------------------------------------------------
  CLIFTON ENHANCED U.S. EQUITY    $21      $64      $109     $236
-----------------------------------------------------------------------



  If you begin receiving payments under one of our annuity payment options at the end of the applicable time period, or if you do not surrender your contact, you would pay:

                                  1 YEAR   3 YEARS  5 YEARS   10 YEARS
-----------------------------------------------------------------------
  BRANDES INTERNATIONAL EQUITY    $24      $75      $128     $273
-----------------------------------------------------------------------
  TURNER CORE GROWTH              $21      $64      $110     $237
-----------------------------------------------------------------------
  FRONTIER CAPITAL APPRECIATION   $25      $78      $133     $283
-----------------------------------------------------------------------
  CLIFTON ENHANCED U.S. EQUITY    $21      $64      $109     $236
-----------------------------------------------------------------------



 MISCELLANEOUS

  The four additional variable investment options listed on the first page of this Supplement are each subject to all the terms and conditions of the contracts and the procedures described in the prospectus (See "How can I change my contract's investment allocations?" beginning on page 15 of the prospectus.)

 CONDENSED FINANCIAL INFORMATION

   The following selected data for Revolution accumulation shares for the four additional variable investment options, each of which was first made available on June 1, 2000, supplements the Condensed Financial Information table beginning on page 37 of the prospectus:

                                                               Period from
                                                              June 1, 2000 to
                                                             December 31, 2000
                                                            ------------------
 BRANDES INTERNATIONAL EQUITY
 Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . .          $10.00
  End of period  . . . . . . . . . . . . . . . . . . . .          $11.07
 Number of Accumulation Shares outstanding at end of
 period. . . . . . . . . . . . . . . . . . . . . . . . .             901
TURNER CORE GROWTH
 Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . .          $10.00
  End of period  . . . . . . . . . . . . . . . . . . . .           $8.56
 Number of Accumulation Shares outstanding at end of
 period. . . . . . . . . . . . . . . . . . . . . . . . .             911
FRONTIER CAPITAL APPRECIATION
 Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . .          $10.00
  End of period  . . . . . . . . . . . . . . . . . . . .           $9.36
 Number of Accumulation Shares outstanding at end of
 period. . . . . . . . . . . . . . . . . . . . . . . . .             889
CLIFTON ENHANCED U.S. EQUITY
 Accumulation share value:
 Beginning of period . . . . . . . . . . . . . . . . . .          $10.00
  End of period  . . . . . . . . . . . . . . . . . . . .           $9.14
 Number of Accumulation Shares outstanding at end of
 period. . . . . . . . . . . . . . . . . . . . . . . . .             944





 THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2001 FOR THE M FUND, INC. THAT CONTAINS DETAILED INFORMATION ABOUT THE FUNDS. BE SURE TO READ THAT PROSPECTUS BEFORE SELECTING ANY OF THE FOUR ADDITIONAL VARIABLE INVESTMENT OPTIONS.

PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS.

     1. Condensed Financial Information.

     2. Statement of Assets and Liabilities, John Hancock Variable Annuity Account H.

     3. Statement of Operations, John Hancock Variable Annuity Account H.

     4. Statement of Changes in Net Assets, John Hancock Variable Annuity Account H.

     5. Notes to Financial Statements, John Hancock Variable Annuity Account H.

     6. Statement of Financial Position, John Hancock Life Insurance Company.

     7. Summary of Operations and Unassigned Deficit, John Hancock Life Insurance Company.

     8. Statement of Cash Flows, John Hancock Life Insurance Company.

     9. Notes to Financial Statements, John Hancock Life Insurance Company.

(B) EXHIBITS:

     1. John Hancock Mutual Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account H, dated April 8, 1996.*

     2.   Not Applicable.

     3. (a) Form of Distribution and Servicing Agreement among Signator Investors, Inc., John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075), filed on April 18, 1997.

        (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc., and selling broker-dealers, incorporated by reference to Post-Effective Amendment Number 5 to File 333-16949, filed on Form N-4 on November 17, 2000.

     4. (a) Reserved.

        (b) Reserved.

       (c) Form of deferred combination fixed and variable annuity contract Filed to this File on August 9, 1999.

       (d) Form of waiver of withdrawal charge rider incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-81103, filed on August 9, 1999.

       (e) Form of guaranteed retirement income benefit rider, incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-81103, filed on August 9, 1999.

       (f) Form of death benefit enhancement rider, incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-81103, filed on August 9, 1999.

       (g) Form of accumulated value enhancement rider, incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-81103, filed on August 9, 1999.

     5.    Form of contract application Filed to this File on August 9, 1999.

     6. Restated Articles of Organization and Restated and Amendment of By-Laws are incorporated by reference from Form S-6 to Post-Effective Amendment No. 10 to File 333-76662, filed on March 7, 2001.

     7.    Not Applicable.

     8. (a) Form of Responsibility and Cost Allocation Agreement Between John Hancock Mutual Life Insurance Company and John Hancock Funds, Inc.*

        (b) Participation Agreement Among Templeton Variable Products Series Fund, Franklin Templeton distributors, Inc. and John Hancock Life Insurance Company, John Hancock Variable Life Insurance company, and Investors Partner Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

        (c) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Mutual Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

        (d) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Mutual Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

        (e) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Mutual Life Insurance Company and Massachusetts Financial Services Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

        (f) Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Mutual Life Insurance Company and Certain Of Its Affiliated Insurance Companies, Each On Behalf Of Itself And Its Separate Accounts, And John Hancock Funds, Inc., filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

        (g) Participation Agreement between Janus Aspen Series, Janus Capital Corporation, and John Hancock Life Insurance Company, filed in Post-Effective Amendment No. 9 File No. 33-64364 contemporaneously herewith.

     9. Opinion and Consent of Counsel as to legality of securities. Filed to this File on August 9, 1999.

     10.  (a) Representation of counsel.

          (b) Consent of independent auditors.

          (c) Power of attorney for Stephen L. Brown, David F. D'Alessandro, Foster L. Aborn, Samuel W. Bodman, I. MacAllister Booth, Wayne A. budd, John M. Gifford, Michael C. Hawley, Edward H. Linde, Judith
              A. McHale, R. Robert Popeo, Richard F. Syron and Robert J. Tarr are incorporated by reference to File No. 333-45862, Pre-Effective Amendment No. 1, filed on December 27, 2000.

     11.  Not Applicable.

     12.  Not Applicable.

     13. Diagram of Subsidiaries of John Hancock Financial Services, Inc., John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company, are incorporated by reference from the annual report of John Hancock Financial Services, Inc. filed on Form 10K (File No. 1-15670) on March 29, 2001.

     14.  Not Applicable.

     27.  Not Applicable.

* Incorporated by reference from Form N-4EL (File nos. 333-08345 and 811-07711) on July 18, 1996, accession number 0000950109-96-004518.

** Incorporated by reference from 485BPOS (File nos. 333-08345 and 811-07711) on April 30, 1997, accession number 00001010521-97-000280.

***Incorporated by reference from 485BPOS (File Nos. 333-08345 and 811-07711) on April 29, 1999, accession number 0000950109-99-001624.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

         Directors                                 Positions with the Depositor
         ---------                                 ----------------------------
Samuel W. Bodman
Nelson S. Gifford
Kathleen F. Feldstein
John M. Connors, Jr
Stephen L. Brown                                  Chairman of the Board
I. MacAllister Booth
Robert J. Tarr, J
David F. D'Alessandro                             President and Chief Executive
Robert E. Fast
Foster L. Aborn
Richard F. Syron
Michael C. Hawley
Wayne A. Budd

Edward H. Linde



Executive Officers
------------------
Thomas E. Moloney.............   Chief Financial Officer
Derek Chilvers................   Chairman and Chief Executive Officer of John Hancock
                                 International Holdings, Inc.
John M. DeCiccio..............   Executive Vice President and Chief Investment Officer
Kathleen M. Graveline.........   Executive Vice President - Retail
Barry J. Rubenstein...........   Vice President, Counsel and Secretary
Robert F. Walters.............   Executive Vice President and Chief Information Officer

The principal business address for each of the above-named directors and officers of John Hancock is John Hancock Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

     Registrant is a separate account of JHLICO, operated as a unit investment trust. Registrant supports benefits payable under JHLICO's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust 1 and John Hancock Declaration Trust, (the "Trusts"), both of which are "series" types of mutual funds registered under the Investment Company Act of 1940 (the "Act") as open-end management investment companies. The Registrant and other separate accounts of John Hancock and JHLICO own controlling interest of the Trust's outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trusts are used, will have the opportunity to instruct John Hancock and JHLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHLICO directly controls Registrant.

     A diagram of the subsidiaries of John Hancock is incorporated by reference from Exhibit 13 to Post-Effective Amendment No. 5 to Form N-4 Registration Statement of John Hancock Variable Annuity Account H (File No. 333-08345) filed April 29, 1999.

ITEM 27.  NUMBER OF CONTRACT OWNERS

Registrant had 11,038 Contract Owners as of February 28, 2001.

ITEM 28.  INDEMNIFICATION

Pursuant to Article 8 of the Company's Bylaws and Section 67 of the Massachusetts Business Corporation Law, the Company indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of the Company.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

(a) Signator Investors, Inc. is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts I, JF, U, V and H, John Hancock Variable Life Accounts S, U, and V, and John Hancock Mutual Variable Life Insurance Account UV.

(b) In response to this item, the response to Item 25 is hereby incorporated by reference.

(c) The information under "Distribution" in the statement of additional information, forming a part of this registration statement, is incorporated herein by reference.

     (c) Not Applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare, maintain, and preserve the records required by
Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

The Company, Signator Investors, Inc., P.O. Box 111, Boston, Massachusetts 02117, prepares, maintains and preserves all other records required by Section 31(a) of the Act.

ITEM 31.  MANAGEMENT SERVICES

Not applicable.

ITEM 32.  UNDERTAKINGS

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information, or to provide a toll-free telephone number that applicants may call for this purpose.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) Registrant represents that, in connection with the sale of the Contracts offered pursuant to this Registration Statement, it has complied with the conditions of the SEC no-action letter regarding the purchase of variable annuity contracts under retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code (American Council of Life Insurance (pub. avail. Nov. 28, 188)). Specifically, Registrant (1) has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in the prospectus; (2) will include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the Contracts; (3) will instruct sales representatives specifically to bring the redemption restrictions imposed by
Section 403(b)(11) to the attention of potential plan participants; and (4) will obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemptions imposed by Section 403(b)(11) and (b) the investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his Accumulated Value or Surrender Value.

(e) John Hancock Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has caused this amendment to the registration statement to be signed on its behalf, in the City of Boston and the Commonwealth of Massachusetts, on the 1st day May, 2001.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                       (REGISTRANT)

                    By John Hancock Life Insurance Company

                    By /s/ DAVID F. D'ALESSANDRO
                       -------------------------
                       David F. D'Alessandro
                       President and Chief Executive Officer

                    JOHN HANCOCK LIFE INSURANCE COMPANY
                       (DEPOSITOR)

                    By /s/ DAVID F. D'ALESSANDRO
                       -------------------------
                       David F. D'Alessandro
                       President and Chief Executive Officer

As required by the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

 Name                            Title                           Date
 ----                            -----                            ----
/s/ THOMAS E. MOLONEY          Chief Financial Officer         May 1, 2001
---------------------         (Principal Financial Officer
Thomas E. Moloney              and Principal Accounting
                               Officer)

/s/ DAVID F. D'ALESSANDRO     President and Chief              May 1, 2001
-------------------------     Executive Officer
David F. D'Alessandro         (Principal Executive Officer)



as
Attorney-in-Fact
For:
Stephen L. Brown                        Chairman
Samuel W. Bodman                        Director
Nelson S. Gifford                       Director

John M. Connors, Jr.                    Director
I. MacAllister Booth                    Director
Robert J. Tarr, Jr.                     Director
Kathleen F. Feldstein                   Director
Robert F. Fast                          Director
Foster L. Aborn                         Director
Richard F. Syron                        Director
Michael C. Hawley                       Director
Edward H. Linde                         Director
Wayne A. Budd                           Director
Judith A. McHale                        Director
R. Robert Popeo                         Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of May, 2001.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                                 (REGISTRANT)

                    By: John Hancock Life Insurance Company


                                 By        /s/ DAVID F. D'ALESSANDRO
                                           -------------------------
                                           David F. D'Alessandro
                                            President and Chief Executive
                                              Officer


                          On behalf of the Registrant

                    By John Hancock Life Insurance Company
                                  (Depositor)



(SEAL)



                                 By        /s/ DAVID F. D'ALESSANDRO
                                           -------------------------
                                           David F. D'Alessandro
                                            President and Chief Executive
                                              Officer


Attest:    /s/ RONALD J. BOCAGE
           ----------------------
           Ronald J. Bocage
            Vice President and Counsel